UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Fabric.AI, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

1185 Avenue of the Americas

New York, NY 10036

Telephone: (512) 994-4917

June 1, 2026

Dear Stockholder:

You are cordially invited to attend the 2026 Annual Meeting of Stockholders of Fabric.AI, Inc. to be held at 10:00 a.m., New York time, on June 18, 2026. The annual meeting will be conducted in a virtual format only via live webcast at www.virtualshareholdermeeting.com/FABC2026.

We have decided to hold this annual meeting virtually via live webcast on the internet because hosting a virtual annual meeting enables greater stockholder attendance and participation from any location around the world, improves meeting efficiency and our ability to communicate effectively with our stockholders, and reduces the cost and environmental impact of the annual meeting. You will be able to vote and submit questions electronically prior to the annual meeting by visiting www.proxyvote.com, and during the annual meeting by visiting www.virtualshareholdermeeting.com/FABC2026. Specific instructions for accessing the meeting are provided in the enclosed Notice of Annual Meeting of Stockholders and proxy card or voting instruction form you received. If you encounter any difficulties accessing the virtual annual meeting, please call the technical support number available on the virtual meeting page on the morning of the annual meeting.

Your vote is very important. Whether or not you expect to be present at the annual meeting, please vote as promptly as possible to ensure your representation and the presence of a quorum at the annual meeting. As an alternative to voting during the annual meeting, you may vote online, by phone or by mail by following the instructions on the enclosed proxy card. Voting online, by phone or by written proxy ensures your representation at the annual meeting regardless of whether you attend the virtual meeting. If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the annual meeting and vote. Failure to do so may result in your shares not being eligible to be voted by proxy at the annual meeting. On behalf of the Board, I urge you to submit your proxy as soon as possible, even if you currently plan to attend the meeting virtually.

If you have any questions or need assistance with voting, please contact Joshua Silverman, our Chief Executive Officer, at 512-994-4917.

We are using the “Full Set Delivery” method of providing proxy materials to all stockholders of record. Because we have elected to utilize the “Full Set Delivery” option, we are delivering to all stockholders of record paper copies of the Proxy Statement and form of proxy, as well as providing access to the proxy materials on a publicly accessible website.

If you plan to virtually attend the annual meeting, you will need the 16-digit control number on the enclosed proxy card or on the instructions that accompany your proxy materials. The annual meeting will begin promptly at 10:00 a.m., New York time. Online check-in will begin at 9:45 a.m., New York time, and you should allow ample time for the online check-in procedures.

Thank you for your support of our company. I look forward to seeing you at the annual meeting.

Sincerely,

/s/ Joshua Silverman
Joshua Silverman
Chief Executive Officer
June 1, 2026

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE STOCKHOLDER MEETING TO BE HELD ON June 18, 2026:

Pursuant to the rules of the U.S. Securities and Exchange Commission (“SEC”) with respect to the Annual Meeting, we have elected to utilize the “Full Set Delivery” option of providing paper copies of our proxy materials by mail.

Our official Notice of Annual Meeting of Stockholders, Proxy Statement and

2025 Annual Report to Stockholders are available at:

www.proxyvote.com

1185 Avenue of the Americas

New York, NY 10036

Telephone: (512) 994-4917

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 18, 2026

The 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Fabric.AI, Inc., a Delaware corporation (the “Company”), will be held at 10:00 a.m., New York time, on June 18, 2026, virtually only via live webcast over the Internet at www.virtualshareholdermeeting.com/FABC2026. We will consider and act on the following items of business at the Annual Meeting:

(1)	Election of five directors to serve on our board of directors (the “Board”) for a term of one year or until their successors are elected and qualified, for which the following are nominees: Joshua Silverman, Wayne R. Walker, Sebastian Giordano, Zvi Joseph and Greg Schiffman (the “Director Election Proposal”);

(2)	Approval of, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock, par value $0.0001 per share (the “Common Stock”) (A) underlying (i) shares of Series K convertible preferred stock, par value $0.0001 per share (the “Series K Preferred Stock”) and warrants (the “Investor Warrants”) issued by us to investors pursuant to the terms of that certain Securities Purchase Agreement, dated as of April 27, 2026, by and among the Company and the investors party thereto, (ii) warrants issued by us pursuant to the terms of that certain engagement letter, dated April 23, 2026, between the Company and GP Nurmenkari Inc. (the “Placement Agent Warrants”), (iii) shares of Series J convertible preferred stock, par value $0.0001 per share (the “Series J Preferred Stock”), issued by us pursuant to that certain Joint Development and License Agreement, dated as of April 27, 2026, by and among the Company and Kopin Corporation (“Kopin”), (iv) warrants issued by us pursuant to the terms of that certain amended and restated consulting agreement, dated as of April 27, 2026, by and among the Company and JD Advisors, LLC. (the “Consulting Warrants”), and (v) warrants issued by us pursuant to the terms of that certain omnibus waiver, consent, notice and amendment agreement, dated April 27, 2026, by and among the company and the holders of Series H-7 Convertible Preferred Stock, par value $0.0001 per share (the “Series H-7 Preferred Stock”), and Series I Convertible Preferred Stock, par value $0.0001 per share (the “Series I Preferred Stock”), (the “Waiver Warrants” and, together with the Investor Warrants, Placement Agent Warrants and Consulting Warrants, the “Warrants”), in an amount equal to or in excess of 20% of our Common Stock outstanding immediately prior to the issuance of such Series K Preferred Stock, Series J Preferred Stock and Warrants (including any issuance of shares of Common Stock upon the operation of anti-dilution provisions applicable to the Series K Preferred Stock, Series J Preferred Stock and Warrants in accordance with their terms) (the “Issuance Proposal”);

(3)	Ratification of the appointment of Stephano Slack LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (the “Auditor Ratification Proposal”);

(4)	Approval of the Fifth Amendment to the Fabric.AI, Inc. Long-Term Incentive Plan, as amended, to increase the total number of shares of the Company’s Common Stock, authorized for issuance under such plan by 4,600,000, to a total of 5,000,000 shares (the “Incentive Plan Amendment Proposal”);

(5)	Approval of, on a non-binding advisory basis, the compensation of our named executive officers (the “Say on Pay Proposal”);

(6)	Approval of, on a non-binding advisory basis, the frequency of future advisory votes on the compensation paid to our named executive officers (the “Say on Frequency Proposal”);

(7)	Approval of a proposal to adjourn the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any one or more of the foregoing proposals (the “Adjournment Proposal”); and

(8)	Such other business as may properly come before the Annual Meeting and any postponements thereof.

Stockholders are referred to the Proxy Statement accompanying this Notice of Annual Meeting of Stockholders for more detailed information with respect to the matters to be considered at the Annual Meeting. After careful consideration, the Board recommends a vote “FOR” the Director Election Proposal, “FOR” the Issuance Proposal, “FOR” the Auditor Ratification Proposal, “FOR” the Incentive Plan Amendment Proposal, “FOR” the Say on Pay Proposal, “EVERY THREE YEARS” for the Say on Frequency Proposal, and “FOR” the Adjournment Proposal.

We have decided to hold the Annual Meeting virtually via live webcast on the internet because hosting the Annual Meeting virtually enables greater stockholder attendance and participation from any location around the world, improves meeting efficiency and our ability to communicate effectively with our stockholders and reduces the cost and environmental impact of the Annual Meeting. Stockholders will not be able to attend the Annual Meeting in person; however, stockholders of record will be able to vote and submit questions electronically prior to the Annual Meeting by visiting www.proxyvote.com, and during the Annual Meeting by visiting www.virtualshareholdermeeting.com/FABC2026, and entering the 16-digit control number included on the enclosed proxy card or on the instructions that accompany your proxy materials. Specific instructions for accessing the Annual Meeting are provided in the enclosed Notice of Annual Meeting of Stockholders and proxy card or voting instruction form you received.

The Board has fixed the close of business on April 22, 2026, as the record date for the Annual Meeting (the “Record Date”). Only holders of record at the close of business on the Record Date of shares of our Common Stock, Series H-6 Preferred Stock, subject to the terms of the Certificate of Designations, Preferences and Rights of the Series H-6 Preferred Stock, Series H-7 Preferred Stock, subject to the terms of the Certificate of Designations of Preferences and Rights of the Series H-7 Preferred Stock, and Series I Preferred Stock, subject to the terms of the Certificate of Designations of Preferences and Rights of the Series I Preferred Stock are entitled to vote at the Annual Meeting or at any postponement(s) or adjournment(s) of the Annual Meeting. A complete list of registered stockholders entitled to vote at the Annual Meeting will be available for inspection at the office of the Company during regular business hours for the 10 calendar days prior to and during the Annual Meeting. A complete list of registered stockholders entitled to vote at the Annual Meeting will also be available for viewing during the Annual Meeting by visiting www.virtualshareholdermeeting.com/FABC2026. Stockholders will be also able to submit questions during the Annual Meeting.

You can vote virtually during the Annual Meeting by use of a proxy card if you receive a printed copy of our proxy materials, or via the Internet or telephone as indicated on the proxy card. If you hold shares of Common Stock, Series H-6 Preferred Stock, Series H-7 Preferred Stock or Series I Preferred Stock as the stockholder of record on the Record Date, then you have the right to vote those shares at the Annual Meeting. If you are a beneficial owner and hold such shares in street name, then you can vote the shares you beneficially own through the online voting platform under a legal proxy from your bank, brokerage firm or other nominee and are not required to take any additional action to obtain a legal proxy. Please follow the instructions at www.virtualshareholdermeeting.com/FABC2026 in order to vote your shares during the Annual Meeting, whether you hold your shares of record or in street name.

Whether or not you expect to attend the Annual Meeting, we urge you to vote your shares as promptly as possible by Internet, telephone or mail so that your shares may be represented and voted at the Annual Meeting.

YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT. TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING. PLEASE VOTE IN ONE OF THESE WAYS:

●	USE THE TOLL-FREE NUMBER shown on your proxy card;
●	VISIT THE WEBSITE noted on your proxy card to vote via the Internet; or
●	MARK, SIGN, DATE AND PROMPTLY RETURN the enclosed proxy card in the postage-paid envelope.

STOCKHOLDERS WHO ATTEND THE ANNUAL MEETING MAY REVOKE THEIR PROXIES AND VOTE VIRTUALLY IF THEY DESIRE.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the Annual Meeting virtually and vote. Failure to do so may result in your shares not being eligible to be voted by proxy at the Annual Meeting.

By Order of the Board of Directors,

/s/ Joshua Silverman
Joshua Silverman
Chief Executive Officer

June 1, 2026

i

FABRIC.AI, INC.

1185 Avenue of the Americas

New York, NY 10036

Telephone: (512) 994-4917

PROXY STATEMENT

FOR THE

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 18, 2026

Unless the context otherwise requires, references in this proxy statement (the “Proxy Statement”) to “we,” “us,” “our,” the “Company” or “Fabric.AI” refer to Fabric.AI, Inc., a Delaware corporation, and its direct and indirect subsidiaries. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our voting securities, which consist of our common stock, par value $0.0001 per share (“Common Stock”), Series H-6 Convertible Preferred Stock, par value $0.0001 per share (“Series H-6 Preferred Stock”), Series H-7 Convertible Preferred Stock, par value $0.0001 per share (“Series H-7 Preferred Stock”), and Series I Convertible Preferred Stock, par value $0.0001 per share (“Series I Preferred Stock”).

The accompanying proxy is solicited by the board of directors (the “Board”) on behalf of the Company to be voted at the 2026 annual meeting of stockholders of the Company (the “Annual Meeting”) to be held virtually via live webcast on the Internet at www.virtualshareholdermeeting.com/FABC2026, on June 18, 2026, at 10:00 a.m., New York time, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”), and at any postponement(s), adjournment(s) or recess(es) thereof. This Proxy Statement, along with the Notice and proxy card are being mailed to our stockholders beginning on or about June 8, 2026.

If you held shares of Common Stock, Series H-6 Preferred Stock, Series H-7 Preferred Stock or Series I Preferred Stock at the close of business on the Record Date (as defined below), you are invited to attend the Annual Meeting virtually at www.virtualshareholdermeeting.com/FABC2026 and vote on the proposal described in this Proxy Statement.

The executive offices of the Company are located at, and the mailing address of the Company is, 1185 Avenue of the Americas, New York, New York 10036.

The Company will pay the costs of soliciting proxies from stockholders. Our directors, officers and employees may solicit proxies on behalf of the Company, without additional compensation, by telephone, facsimile, mail, on the Internet or in person.

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ABOUT THE ANNUAL MEETING

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” If you are a street name holder, you must obtain a proxy from your broker or nominee in order to vote your shares during the Annual Meeting.

What is a proxy statement?

A proxy statement is a document that regulations of the SEC require that we give to you when we ask you to sign a proxy card to vote your stock at the Annual Meeting.

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting of Stockholders, including the following:

(1)	Election of five directors to serve on our Board for a term of one year or until their successors are elected and qualified, for which the following are nominees: Joshua Silverman, Wayne R. Walker, Sebastian Giordano, Zvi Joseph, and Greg Schiffman (“Director Election Proposal”);

(2)	Approval of, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock, par value $0.0001 per share (the “Common Stock”) (A) underlying (i) shares of Series K convertible preferred stock, par value $0.0001 per share (the “Series K Preferred Stock”) and warrants (the “Investor Warrants”) issued by us to investors pursuant to the terms of that certain Securities Purchase Agreement, dated as of April 27, 2026, by and among the Company and the investors party thereto, (ii) warrants issued by us pursuant to the terms of that certain engagement letter, dated April 23, 2026, between the Company and GP Nurmenkari Inc. (the “Placement Agent Warrants”), (iii) shares of Series J convertible preferred stock, par value $0.0001 per share (the “Series J Preferred Stock”), issued by us pursuant to that certain Joint Development and License Agreement, dated as of April 27, 2026, by and among the Company and Kopin Corporation (“Kopin”), (iv) warrants issued by us pursuant to the terms of that certain amended and restated consulting agreement, dated as of April 27, 2026, by and among the Company and JD Advisors, LLC. (the “Consulting Warrants”), and (v) warrants issued by us pursuant to the terms of that certain omnibus waiver, consent, notice and amendment agreement, dated April 27, 2026, by and among the company and the holders of Series H-7 Preferred Stock and Series I Preferred Stock (the “Waiver Warrants” and, together with the Investor Warrants, Placement Agent Warrants and Consulting Warrants, the “Warrants”), in an amount equal to or in excess of 20% of our Common Stock outstanding immediately prior to the issuance of such Series K Preferred Stock, Series J Preferred Stock and Warrants (including any issuance of shares of Common Stock upon the operation of anti-dilution provisions applicable to the Series K Preferred Stock, Series J Preferred Stock and Warrants in accordance with their terms) (the “Issuance Proposal”);

(3)	Ratification of the appointment of Stephano Slack LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (“Auditor Ratification Proposal”);

(4)	Approval of the Fifth Amendment to the Fabric.AI, Inc. Long-Term Incentive Plan, as amended, to increase the total number of shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), authorized for issuance under such plan by 4,600,000, to a total of 5,000,000 shares (the “Incentive Plan Amendment Proposal”)

(5)	Approval of, on a non-binding advisory basis, the compensation of our named executive officers (the “Say on Pay Proposal”);

(6)	Approval of, on a non-binding advisory basis, the frequency of future advisory votes on the compensation paid to our named executive officers (the “Say on Frequency Proposal”);

(7)	Approval of a proposal to adjourn the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any one or more of the foregoing proposals (the “Adjournment Proposal”); and

(8)	Such other business as may properly come before the Annual Meeting and any postponements thereof.

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Why is the Company asking stockholders to vote on Say on Pay Proposal at this Annual Meeting?

At our 2020 annual meeting of stockholders, we submitted to stockholders an advisory vote on whether an advisory vote on named executive officers compensation should be held every one, every two, or every three years. “Three years” was the frequency that received the highest number of votes. In light of such outcome, we have since have held an advisory vote on compensation of our named executive officers every three years. Since such last advisory vote took place in 2023, we are asking our stockholders to approve compensation of our named executive officers at this Annual Meeting.

Why is the Company asking stockholders to vote on Say on Frequency Proposal at this Annual Meeting?

In accordance with the Dodd-Frank Act and SEC rules, at least once every six years, we must provide our stockholders with the opportunity to indicate their preference regarding how frequently we should hold the vote on compensation of our named executive officers. We last held such say on frequency vote at our 2020 annual meeting of stockholders. Accordingly, at this Annual Meeting, we are asking our stockholders to indicate whether they would prefer an advisory vote on compensation of our name executive officers to be held every one year, every two years, or every three years.

What is “householding” and how does it affect me?

With respect to eligible stockholders who share a single address, we may send only one copy of our proxy materials to that address unless we receive instructions to the contrary from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. Eligible stockholders of record receiving multiple copies of our proxy materials can request householding by contacting us in the same manner. Stockholders who own shares through a bank, broker or other nominee can request householding by contacting the nominee.

We hereby undertake to deliver promptly, upon written or oral request, a copy of the proxy materials to a stockholder at a shared address to which a single copy of the document was delivered. If you are a stockholder of record, you may obtain additional copies at the same address you share with other stockholders by contacting Broadridge Financial Solutions, Inc., either by calling (866) 540-7095, or by writing to Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York 11717. If you are a beneficial owner and hold your shares in a brokerage or custody account, you can request additional copies of the proxy materials at the same address you share with other stockholders or you can request householding by notifying your broker, bank or other nominee.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a stockholder of record and hold shares in a brokerage account, you will receive a proxy card for shares held in your name and a voting instruction card for shares held in “street name.” Please follow the separate voting instructions that you received for your shares held in each of your different accounts to ensure that all your shares are voted.

What is the Record Date and what does it mean?

The record date to determine the stockholders entitled to notice of and to vote at the Annual Meeting is the close of business on April 22, 2026 (the “Record Date”). The Record Date is established by the Board as required by Delaware law. Only holders of record at the close of business on the Record Date of shares of Common Stock, Series H-6 Preferred Stock, Series H-7 Preferred Stock and Series I Preferred Stock are entitled to receive notice of the Annual Meeting. Only holders of record at the close of business on the Record Date of shares of Common Stock, Series H-6 Preferred Stock, subject to the terms of the Certificate of Designations, Preferences and Rights of the Series H-6 Convertible Preferred Stock (“Series H-6 Preferred Stock Certificate of Designations”), Series H-7 Preferred Stock, subject to the terms of the Certificate of Designations of Preferences and Rights of the Series H-7 Convertible Preferred Stock (the “Series H-7 Certificate of Designations”), and Series I Preferred Stock, subject to the terms of the Certificate of Designations of Preferences and Rights of the Series I Convertible Preferred Stock (the “Series I Certificate of Designations”) are entitled to vote, as a single class, at the Annual Meeting or at any postponement(s) or adjournment(s) of the Annual Meeting.

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On the Record Date, there were 1,455,975 shares of Common Stock issued and outstanding and entitled to vote on the proposals described in this Proxy Statement.

On the Record Date, 50 shares of Series H-6 Preferred Stock were issued and outstanding, and after application of the limitation on voting rights and the beneficial ownership limitation pursuant to the terms of the Series H-6 Preferred Stock as set forth in the Series H-6 Preferred Stock Certificate of Designations, holders of Series H-6 Preferred Stock are entitled to an aggregate of approximately 110 votes on the proposals described in this Proxy Statement.

On the Record Date, 1,180 shares of Series H-7 Preferred Stock were issued and outstanding, and after application of the limitation on voting rights and the beneficial ownership limitation pursuant to the terms of the Series H-7 Preferred Stock as set forth in the Series H-7 Certificate of Designations, holders of Series H-7 Preferred Stock are entitled to an aggregate of approximately 12,806 votes on the proposals described in this Proxy Statement.

On the Record Date, 7,000 shares of Series I Preferred Stock were issued and outstanding, and after application of the limitation on voting rights and the beneficial ownership limitation pursuant to the terms of the Series I Preferred Stock as set forth in the Series I Certificate of Designations, holders of Series I Preferred Stock are entitled to an aggregate of approximately 645,041 votes on the proposals described in this Proxy Statement.

See “What are the voting rights of the stockholders?” below.

Who is entitled to vote at the Annual Meeting?

The holders of Common Stock, Series H-6 Preferred Stock, Series H-7 Preferred Stock and Series I Preferred Stock at the close of business on the Record Date are entitled to vote at the Annual Meeting, voting together as a single class on all matters described in this Proxy Statement.

What are the voting rights of the stockholders?

Each holder of Common Stock is entitled to one vote per share of Common Stock on all matters to be acted upon at the Annual Meeting. There is no cumulative voting.

Each holder of Series H-6 Preferred Stock is entitled to the number of votes equal to the number of whole shares of Common Stock into which the Series H-6 Preferred Stock beneficially owned by such holder is convertible as of the Record Date (subject to the 9.99% beneficial ownership limitations) on all matters presented to the stockholders, voting together with the holders of Common Stock as a single class; however, pursuant to the terms of the Series H-6 Preferred Stock as set forth in the Series H-6 Certificate of Designations, holders of Series H-6 Preferred Stock in no event shall be permitted to exercise a greater number of votes than such holders would have been entitled to cast if the Series H-6 Preferred Stock had immediately been converted into shares of Common Stock at a conversion price equal to $499.20. Accordingly, each holder of Series H-6 Preferred Stock is entitled to exercise votes for approximately 2.2 shares for each share of Series H-6 Preferred Stock held. There is no cumulative voting.

Each holder of Series H-7 Preferred Stock is entitled to the number of votes equal to the number of shares of Common Stock underlying the Series H-7 Preferred Stock beneficially owned by such holder determined by dividing the stated value of $1,000 by $92.16 per share on all matters presented to the stockholders, voting together with the holders of Common Stock as a single class. Accordingly, each holder of Series H-7 Preferred Stock is entitled to exercise votes for approximately 10.84 shares for each share of Series H-7 Preferred Stock held. There is no cumulative voting.

Each holder of Series I Preferred Stock is entitled to the number of votes equal to the number of shares of Common Stock underlying the Series I Preferred Stock beneficially owned by such holder determined by dividing the stated value of $1,000 by $7.628 per share on all matters presented to the stockholders, voting together with the holders of Common Stock as a single class. Accordingly, each holder of Series I Preferred Stock is entitled to exercise votes for approximately 226.33 shares for each share of Series I Preferred Stock held. There is no cumulative voting.

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What constitutes a quorum for the Annual Meeting?

The holders of one-third of the voting power of the stock issued, outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders. Votes of stockholders of record who are present at the Annual Meeting by virtual attendance or by proxy, abstentions and broker non-votes are counted for purposes of determining whether a quorum exists.

If a quorum is not present or represented at the Annual Meeting, the stockholders entitled to vote at the Annual Meeting, present in person or by proxy, or the chairperson of the Annual Meeting (if any), may adjourn the Annual Meeting from time to time without notice or other announcement until a quorum is present or represented.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with Equiniti Trust Company LLC, our stock transfer agent, you are considered the stockholder of record with respect to those shares. The proxy materials have been sent directly to you by us.

If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” The proxy materials have been forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions they included in the mailing or by following their instructions for voting by telephone or the Internet.

What is a broker non-vote?

Broker non-votes occur when shares are held indirectly through a broker, bank or other intermediary on behalf of a beneficial owner (referred to as held in “street name”) and the broker submits a proxy but does not vote for a matter because the broker has not received voting instructions from the beneficial owner and the broker does not have discretionary voting authority on the matter. Under the rules of the New York Stock Exchange that govern how brokers may vote shares for which they have not received voting instructions from the beneficial owner, brokers are permitted to exercise discretionary voting authority only on “routine” matters when voting instructions have not been timely received from a beneficial owner. The Auditor Ratification Proposal and the Adjournment Proposal are each considered a “routine matter.” Therefore, if you do not provide voting instructions to your broker regarding such proposals, your broker will be permitted to exercise discretionary voting authority to vote your shares on such proposals. In the absence of specific instructions from you, your broker does not have discretionary authority to vote your shares with respect to the Director Election Proposal, the Issuance Proposal, the Incentive Plan Amendment Proposal, the Say on Pay Proposal and the Say on Frequency Proposal.

How do I vote my shares?

If you are a record holder, you may vote your voting securities at the Annual Meeting in person virtually or by proxy. To vote in person virtually, you must be logged in and registered to virtually attend the Annual Meeting and cast your vote before the announcement of the close of voting during the Annual Meeting. To vote by proxy, you must do one of the following:

●	By Internet. If you are a stockholder of record, you may submit your proxy by going to www.proxyvote.com and following the instructions provided on your proxy card. If your shares are held with a broker, you will need to go to the website provided on your voting instruction card. Have your proxy card or voting instruction card in hand when you access the voting website. On the Internet voting site, you can confirm that your instructions have been properly recorded. Internet voting for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on June 11, 2026.

●	By phone. You can vote by telephone by calling the toll-free number included on your proxy card. Telephone voting for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on June 11, 2026.

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●	By mail. You can vote by mail by completing, signing, dating and returning your proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with the Board’s recommendations as noted below.

●	Virtually at the meeting. You will also be able to vote your shares electronically by participating in the virtual Annual Meeting. To participate in the virtual Annual Meeting, you will need the control number included on your proxy card or on the instructions that accompanied your proxy materials.

The telephone and Internet voting procedures are designed to authenticate stockholders’ identities, to allow you to vote your shares and to confirm that your instructions have been properly recorded. Please refer to your proxy card or the information forwarded by your bank, broker or other nominee to see which options are available to you. The proxy card is fairly simple to complete, with specific instructions right on the card. By completing and submitting it, you will direct the designated persons (known as “proxies”) to vote your stock at the Annual Meeting in accordance with your instructions. The Board has appointed Joshua Silverman, Chief Executive Officer, to serve as the proxy for the Annual Meeting.

Your proxy card will be valid only if you sign, date and return it before the Annual Meeting. If you complete all of the proxy card except one or more of the voting instructions, then the designated proxies will vote your shares as to which you provide no voting instructions in the manner described under “What if I do not specify how I want my shares voted?” below. We do not anticipate that any other matters will come before the Annual Meeting, but if any other matters properly come before the meeting, then the designated proxies will vote your shares in accordance with applicable law and their judgment.

If you hold your shares in “street name,” your bank, broker or other nominee should provide to you a request for voting instructions along with the Company’s proxy solicitation materials. By completing the voting instruction card, you may direct your nominee how to vote your shares. If you complete the voting instruction card except for one or more of the voting instructions, then your broker may be unable to vote your shares with respect to the proposal as to which you provide no voting instructions. See “What is a broker non-vote?” Alternatively, if you want to vote your shares during the Annual Meeting, you must contact your nominee directly in order to obtain a proxy issued to you by your nominee holder. Note that a broker letter that identifies you as a stockholder is not the same as a nominee issued proxy.

Even if you currently plan to attend the Annual Meeting, we recommend that you also submit your proxy as described above so that your votes will be counted if you later decide not to attend the Annual Meeting or are unable to attend.

What if I have technical difficulties or trouble accessing the Annual Meeting?

We will have technicians ready to assist you with any technical difficulties you may have in accessing the Annual Meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual meeting log in page.

Who counts the votes?

All votes will be tabulated by Broadridge Investor Communication Solutions, Inc. (“Broadridge”), the inspector of election appointed for the Annual Meeting. Each proposal will be tabulated separately.

What are my choices when voting?

When you cast your vote on:

●	Director Election Proposal: you may vote for all director nominees or may withhold your vote as to one or more director nominees.

●	Issuance Proposal: you may vote for the proposal, vote against the proposal or abstain from voting on the proposal.

●	Auditor Ratification Proposal: you may vote for the proposal, vote against the proposal or abstain from voting on the proposal.

●	Incentive Plan Amendment Proposal: you may vote for the proposal, vote against the proposal or abstain from voting on the proposal.

●	Say on Pay Proposal: you may vote for the proposal, vote against the proposal or abstain from voting on the proposal.

●	Say on Frequency Proposal: you may vote to choose an advisory vote on executive compensation every one, every two or every three years or to abstain from voting on the proposal.

●	Adjournment Proposal: you may vote for the proposal, vote against the proposal or abstain from voting on the proposal.

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What are the Board’s recommendations on how I should vote my shares?

The Board recommends that you vote your shares as follows:

“FOR” the Director Election Proposal, “FOR” the Issuance Proposal, “FOR” the Auditor Ratification Proposal, “FOR” the Incentive Plan Amendment Proposal, “FOR” the Say on Pay Proposal, “EVERY THREE YEARS” for the Say on Frequency Proposal and “FOR” the Adjournment Proposal.

What if I do not specify how I want my shares voted?

If you are a record holder who returns a completed proxy that does not specify how you want to vote your shares on one or more proposals, the proxies will vote your shares for each proposal as to which you provide no voting instructions, and such shares will be voted in the following manner:

“FOR” the Director Election Proposal, “FOR” the Issuance Proposal, “FOR” the Auditor Ratification Proposal, “FOR” the Incentive Plan Amendment Proposal, “FOR” the Say on Pay Proposal, “EVERY THREE YEARS” for the Say on Frequency Proposal and “FOR” the Adjournment Proposal.

If you are a “street name” holder and do not provide voting instructions on one or more proposals, your bank, broker or other nominee will be unable to vote those shares with respect to the Director Election Proposal, the Issuance Proposal, the Incentive Plan Amendment Proposal, the Say on Pay Proposal and the Say on Frequency Proposal but will be able to vote those shares with respect to the Auditor Ratification Proposal and the Adjournment Proposal. See “What is a broker non-vote?”

Can I change my vote?

Yes. If you are a record holder, you may revoke your proxy at any time by any of the following means:

●	attending the Annual Meeting and voting during the Annual Meeting. Your attendance at the Annual Meeting will not by itself revoke a proxy. You must vote your shares online during the Annual Meeting to revoke your proxy;

●	if you submitted a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above, or by voting by Internet on a date later than the prior proxy; or

●	giving written notice of revocation to the Company addressed to Joshua Silverman, Chief Executive Officer, at the Company’s address above, which notice must be received before noon, New York time on June 11, 2026.

If you are a street name holder, your bank, broker or other nominee should provide instructions explaining how you may change or revoke your voting instructions.

What vote is required to approve each proposal?

Assuming the presence of a quorum, with respect to the Director Election Proposal, directors are elected by a plurality of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the Director Election Proposal.

Assuming the presence of a quorum, approval of the Issuance Proposal will require the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the Issuance Proposal, voting affirmatively or negatively (excluding abstentions and broker non-votes).

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Assuming the presence of a quorum, approval of the Auditor Ratification Proposal will require the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposals, voting affirmatively or negatively (excluding abstentions and broker non-votes). We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the appointment of Stephano Slack LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2026, our Audit Committee of our Board will reconsider its appointment.

Assuming the presence of a quorum, approval of the Incentive Plan Amendment Proposal will require the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the Incentive Plan Amendment Proposal, voting affirmatively or negatively (excluding abstentions and broker non-votes).

Assuming the presence of a quorum, approval of the Say on Pay Proposal will require the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the Say on Pay Proposal, voting affirmatively or negatively (excluding abstentions and broker non-votes).

For the Say on Frequency Proposal, the number of years (one, two or three) that receives the highest number of votes represented in person or by proxy at the Annual Meeting and entitled to vote will be deemed to be preferred by our stockholders.

Assuming the presence of a quorum, approval of the Adjournment Proposal will require the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the Adjournment Proposal, voting affirmatively or negatively (excluding abstentions and broker non-votes).

How are abstentions and broker non-votes treated?

Abstentions or votes withheld are included in the determination of the number of shares present at the Annual Meeting for determining a quorum at the meeting. Votes withheld will have no effect with respect to the Director Election Proposal and votes abstained will have no effect with respect to the Issuance Proposal, Auditor Ratification Proposal, Incentive Plan Amendment Proposal, Say on Pay Proposal, Say on Frequency Proposal or Adjournment Proposal.

Broker non-votes are included in the determination of the number of shares present at the Annual Meeting for determining a quorum at the meeting.

Failure to instruct your broker how to vote with respect to the Election of Directors, the Issuance Proposal, the Incentive Plan Amendment Proposal, the Say on Pay Proposal and the Say on Frequency Proposal will result in a broker non-vote, which will have no effect on the outcome of the vote with respect to such proposal. However, if you do not give your broker specific instructions on how to vote your shares with respect to the Auditor Ratification Proposal or the Adjournment Proposal, your broker may vote your shares at its discretion with respect to such proposals.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

No. None of our stockholders have any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

What are the solicitation expenses and who pays the cost of this proxy solicitation?

Our Board is asking for your proxy and we will pay all of the costs associated with asking for stockholder proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of Common Stock and collecting voting instructions. We may use officers and employees of the Company to ask for proxies, as described below. In addition, we have retained Campaign Management, LLC (“Campaign Management”) to assist in the solicitation of proxies for a fee of $12,500 plus customary expenses.

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Is this Proxy Statement the only way that proxies are being solicited?

No. In addition to the solicitation of proxies by use of the mail, officers and employees of the Company, as well as Campaign Management, the proxy solicitation firm hired by the Company, may solicit the return of proxies, either by mail, telephone, fax, e-mail or through personal contact. These officers and employees will not receive additional compensation for their efforts but will be reimbursed for out-of-pocket expenses. The fees of Campaign Management as well as the reimbursement of expenses of Campaign Management will be borne by us. Brokerage houses and other custodians, nominees and fiduciaries, in connection with shares of the Common Stock registered in their names, will be requested to forward solicitation material to the beneficial owners of shares of Common Stock.

Are there any other matters to be acted upon at the Annual Meeting?

Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice of Annual Meeting of Stockholders and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy card to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Where can I find voting results?

The Company expects to publish the voting results in a current report on Form 8-K, which it expects to file with the SEC within four business days following the Annual Meeting (the “Form 8-K”). If final results are unavailable when we file the Form 8-K, then we will file an amendment to the Form 8-K to disclose the final voting results within four business days after the final voting results are known.

Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement. If you have any questions, need additional material, or need assistance in voting your shares, please feel free to contact the firm assisting us in the solicitation of proxies, Campaign Management. Banks, brokers and stockholders may call Campaign Management at 1-844-404-1942 (toll-free within North America) or 1-212-632-8422 (call collect outside North America).

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PROPOSAL NO. 1 - DIRECTOR ELECTION PROPOSAL

The Board currently consists of five members. Our Board accepted the recommendation of the Nominating and Corporate Governance Committee and voted to nominate Joshua Silverman, Sebastian Giordano, Greg Schiffman, Zvi Joseph and Wayne R. Walker for election at the Annual Meeting for a term of one year to serve until the Company’s 2027 annual meeting of stockholders, or until their respective successors have been elected and qualified. Directors are elected by a plurality of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors (meaning that the five director nominees who receive the highest number of shares voted “for” their election are elected). Should any of the director nominees become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election, in his stead, of any other person the Board may nominate or designate. Each of the director nominees has expressed his intention to serve the entire term for which election is sought.

Directors and Nominees

The following table sets forth the name, age and positions as of the Record Date of the directors currently serving on our Board, each of whom is also a director nominee:

Name	Age	Director Since	Position with the Company
Joshua Silverman	55	August 2016	Chairman of the Board, Chief Executive Officer
Sebastian Giordano	68	February 2013	Director
Greg Schiffman	68	February 2018	Director
Zvi Joseph	59	January 2018	Director
Wayne R. Walker	67	December 2020	Director

The following sets forth biographical information and the qualifications and skills for each director nominee:

Joshua Silverman. Mr. Silverman has been our director since May 28, 2020, and currently serves as our Chief Executive Officer and Chairman. Prior to his appointment to such positions, Mr. Silverman served as the Company’s interim principal financial officer and principal accounting officer until August 2025. Prior to the completion of the business combination whereby ABC Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company, was merged with and into AYRO Operating Company, Inc., a Delaware corporation previously known as AYRO, Inc. (“AYRO Operating”), with AYRO Operating continuing after the merger as the surviving entity and a wholly owned subsidiary of the Company (the “Merger”), Mr. Silverman had served as a member of the DropCar Board of Directors since the 2018 Merger (as defined below). Mr. Silverman currently serves as the managing member of Parkfield Funding LLC. Mr. Silverman was the co-founder of, and was previously a principal and managing partner of, Iroquois Capital Management, LLC (“Iroquois”), an investment advisory firm. From its inception in 2003 until July 2016, Mr. Silverman served as co-chief investment officer of Iroquois. While at Iroquois, he designed and executed complex transactions, structuring and negotiating investments in both public and private companies, and was often called upon by such companies to solve inefficiencies relating to corporate structure, cash flow, and management. From 2000 to 2003, Mr. Silverman served as co-chief investment officer of Vertical Ventures, LLC, a merchant bank. Prior to forming Iroquois, Mr. Silverman was a director of Joele Frank, a boutique consulting firm specializing in mergers and acquisitions. Previously, Mr. Silverman served as assistant press secretary to the President of the United States. Mr. Silverman currently serves as a director of Q/C Technologies, Inc. (NASDAQ: QCLS), Pharmacyte, Inc. (NASDAQ: PMCB), Synaptogenix, Inc. (NASDAQ: SNPX) and Petros Pharmaceutical, Inc. (NASDAQ: PTPI), all of which are public companies. He previously served as a director of National Holdings Corporation from July 2014 through August 2016 and as a director of Marker Therapeutics, Inc. from August 2016 until October 2018. Mr. Silverman received his B.A. from Lehigh University in 1992. Mr. Silverman’s qualifications to sit on the Board include his experience as an investment banker, management consultant and director of numerous public companies.

Sebastian Giordano. Mr. Giordano served as a member of the DropCar Board of Directors since the completion of the business combination with DropCar, Inc. (“Private DropCar”) and DC Acquisition Corporation, pursuant to which Private DropCar became a wholly owned subsidiary of WPCS International Incorporated (“WPCS”), which then changed its name to DropCar on January 30, 2018 (the “2018 Merger”), and, prior to that time, served as a director of WPCS since February 2013, and has continued to serve as a director of the Company following the Merger. Mr. Giordano served as the Interim Chief Executive Officer of WPCS from August 2013 until April 25, 2016, when the interim label was removed from his title. He served as the Chief Executive Officer of WPCS since such time through the closing of the 2018 Merger. Mr. Giordano has served as Chairman and Chief Executive Officer of Transportation and Logistics Systems, Inc. (OTC PINK: TLSS) since January 2022. Since 2002, Mr. Giordano has been Chief Executive Officer of Ascentaur, LLC, a business consulting firm providing comprehensive strategic, financial and business development services to start-up, turnaround and emerging growth companies. From 1998 to 2002, Mr. Giordano was Chief Executive Officer of Drive One, Inc., a safety training and education business. From 1992 to 1998, Mr. Giordano was Chief Financial Officer of Sterling Vision, Inc., a retail optical chain. Mr. Giordano received B.B.A. and MBA degrees from Iona College. Mr. Giordano’s qualifications to sit on the Board include his broad management experience, including having served as Chief Executive Officer of WPCS.

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Greg Schiffman. Mr. Schiffman served as a member of the DropCar Board of Directors since the closing of the 2018 Merger, and has continued to serve as a director of the Company following the Merger. Mr. Schiffman previously served as Chief Financial Officer of Absci Corporation from April 2020 until his retirement in August 2023. He previously served as the Chief Financial Officer of Vineti, Inc. from October 2017 through April 2018. He also previously served as the Chief Financial Officer of each of Iovance Biotherapeutics (formerly Lion Biotechnologies), from October 2016 through June 2017, Stem Cells, Inc., from January 2014 through September 2016, Dendreon Corporation, from December 2006 through December 2013, and Affymetrix Corporation, from August 2001 through November 2006. In November 2014, Dendreon Corporation filed for Chapter 11 bankruptcy protection. He previously served on the board of directors of Nanomix Corporation (OTCQB: NNMX) through April 2025 and currently serves on the board of directors for BioEclipse Therapeutics, Inc. and Eido Bio. Mr. Schiffman holds a B.S. in Accounting from DePaul University and an MM (MBA) from Northwestern University Kellogg Graduate School of Management. Mr. Schiffman’s qualifications to sit on the Board include his financial background, business experience and education.

Zvi Joseph. Mr. Joseph served as a member of the DropCar Board of Directors since the closing of the 2018 Merger, and has continued to serve as a director of the Company following the Merger. He has served as Deputy General Counsel of Amdocs Limited, a publicly traded corporation that provides software and services to communications and media companies, since October 2005. He received his A.A.S. in Business Administration from Rockland Community College, his B.A. in Literature from New York University and his J.D. from Fordham University School of Law. He also holds a Certificate in Business Excellence from Columbia University School of Business and a Corporate Director Certificate, Corporate Governance, from Harvard Business School. Mr. Joseph is NACD Directorship Certified®. Mr. Joseph’s qualifications to sit on the Board include his legal experience and education.

Wayne R. Walker. Mr. Walker has over 35 years of experience in corporate governance, turnaround management, corporate restructuring and bankruptcy matters. In 1998, Mr. Walker founded Walker Nell Partners, Inc., an international business consulting firm, and has served as its president from its founding to the present. Before founding Walker Nell Partners, Inc., Mr. Walker worked for 15 years at the DuPont Company in Wilmington, Delaware in the Securities and Bankruptcy group, where he worked in the Corporate Secretary’s office and served as Senior Counsel. From 2018 to the present, Mr. Walker has served as a director of Wrap Technologies, Inc. (NASDAQ: WRAP), an innovator of modern policing solutions, where he also serves as Chair of the Nominating and Governance Committee and of the Compensation Committee. From 2018 to the present, Mr. Walker has served as a director of Pitcairn Company and as the Chair of its Compensation Committee. From 2013 to 2014, Mr. Walker served as Chairman of the Board of Directors of BridgeStreet Worldwide, Inc., a global provider of extended corporate housing. From 2016 to 2018, Mr. Walker served as Chairman of the Board of Directors of Last Call Operating Companies, an owner of various national restaurants. From 2013 to 2020, Mr. Walker served as Chairman of the Board of Trustees of National Philanthropic Trust, a public charity. From 2018 to 2020, Mr. Walker served as Vice President of the Board of Education of the City of Philadelphia. From 2020 to the present, Mr. Walker has served as a director of Petros Pharmaceuticals, Inc. (NASDAQ: PTPI), which focuses on men’s health, where he also serves as Chair of the Nominating and Governance Committee. Mr. Walker has also served on the board of directors for the following companies and foundations: Seaborne Airlines, Inc., Green Flash Brewery, Inc., and Eagleville Hospital and Foundation. Mr. Walker has a Doctor of Jurisprudence from Catholic University (Washington, DC) and a Bachelor of Arts from Loyola University (New Orleans). He is an attorney licensed by the State Bar of Georgia. He is a member of the State Bar Association of Georgia, American Bar Association, American Bankruptcy Institute and Turnaround Management Association. Mr. Walker’s qualifications to sit on the Board include his business experience and his extensive board experience.

The Board regards all of the individuals above as competent professionals with many years of experience in the business community. The Board believes that the overall experience and knowledge of the members of Board will contribute to the overall success of our business.

There is no arrangement or understanding between any of the directors identified above and any other person pursuant to which he was selected as a director or director nominee. None of the directors or director nominees identified above is, or has been, a participant in any transaction involving the Company, and is not a participant in any proposed transaction with the Company, in each case, required to be disclosed pursuant to Item 404(a) of Regulation S-K, other than as described in “Certain Relationships and Related Person Transactions” herein.

Unless otherwise directed in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by such proxy “FOR” the election of each of the director nominees. All of the five director nominees are presently directors of the Company.

Vote Required

Directors are elected by a plurality of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. “WITHHOLD” votes will have no effect on the results for the Director Election Proposal. Because the Director Election Proposal is not considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, will not be able to vote your shares without your instruction with respect to the Director Election Proposal. As a result, the failure to instruct your bank, broker, trustee or other nominee as to how to vote on the Director Election Proposal will result in a broker non-vote, which will have no effect on the results of this vote. Proxies cannot be voted for a greater number of persons than the number of nominees named or for persons other than the named nominees.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE DIRECTOR NOMINEES, AND

PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF EACH DIRECTOR

NOMINEE UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

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CORPORATE GOVERNANCE

Fabric.AI, with the oversight of the Board and its committees, operates within a comprehensive plan of corporate governance for the purpose of defining independence, assigning responsibilities, setting high standards of professional and personal conduct and assuring compliance with such responsibilities and standards. We regularly monitor developments in the area of corporate governance.

Corporate Code of Conduct and Ethics and Whistleblower Policy

We have adopted a Corporate Code of Conduct and Ethics and Whistleblower Policy (the “Code of Conduct”) that applies to all of our associates, as well as each of our directors and certain persons performing services for us. The Code of Conduct addresses, among other things, competition and fair dealing, conflicts of interest, protection and proper use of Company assets, government relations, compliance with laws, rules and regulations and the process for reporting violations of the Code of Conduct, employee misconduct, improper conflicts of interest or other violations. Our Code of Conduct is available on our website at https://fabricai.com/ in the “Governance” section found under the “Investors” tab. We intend to disclose any amendments to, or waivers from, our Code of Conduct at the same web address provided above.

Board Composition

Our Amended and Restated Certificate of Incorporation, as amended (the “Charter”), and our Amended and Restated Bylaws, as amended (“Bylaws”), provide that our Board will consist of such number of directors as determined from time to time by resolution adopted by our Board. Any vacancies or newly created directorships resulting from an increase in the authorized number of directors may be filled by a majority of the directors then in office. As of June 1, 2026, the Board consists of Joshua Silverman, Wayne R. Walker, Sebastian Giordano, Zvi Joseph, and Greg Schiffman.

Director Independence

We are currently listed on the Nasdaq Capital Market and therefore rely on the definition of independence set forth in the Nasdaq Listing Rules (“Nasdaq Rules”). Under the Nasdaq Rules, a director will only qualify as an “independent director” if, in the opinion of our Board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Based upon information requested from and provided by each director and director nominee concerning his background, employment, and affiliations, including family relationships, we have determined that our current directors Messrs. Giordano, Schiffman, Joseph and Walker have no material relationship with us that would interfere with the exercise of independent judgment and are “independent directors” as that term is defined in the Nasdaq Listing Rules.

Board Committees, Meetings and Attendance

During the fiscal year ended December 31, 2025, the Board held fourteen meetings. We expect our directors to attend Board meetings, meetings of any committees and subcommittees on which they serve, and each annual meeting of stockholders, either in person or by teleconference. During the fiscal year ended December 31, 2025, each director attended, either in person or telephonically, at least 75% of the aggregate Board meetings and meetings of committees on which he served during his tenure as a director or committee member, and none of our directors attended the Company’s 2025 annual meeting of stockholders. The Board has adopted a policy under which each member of the Board is encouraged to attend each annual meeting of our stockholders.

The Board delegates various responsibilities and authority to different Board committees. Committees regularly report on their activities and actions to the full Board. Currently, the Board has established an Audit Committee, a Compensation and Human Resources Committee and a Nominating and Corporate Governance Committee. Committee assignments are re-evaluated annually. Each of these committees operates under a charter that has been approved by our Board. The current charter of each of these committees is available on our website at https://fabricai.com/ in the “Governance” section under “Investors.”

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As of June 1, 2026, the following table sets forth the membership of each of the Board committees listed above.

Name	Audit Committee	Compensation and Human Resources Committee	Nominating and Corporate Governance Committee
Sebastian Giordano	Member
Greg Schiffman	Chairman	Member	Chairman
Zvi Joseph	Member	Chairman	Member

Audit Committee

Our Audit Committee is responsible for, among other matters:

●	approving and retaining the independent auditors to conduct the annual audit of our financial statements;
●	reviewing the proposed scope and results of the audit;
●	reviewing and pre-approving audit and non-audit fees and services;
●	reviewing accounting and financial controls with the independent auditors and our financial and accounting staff;
●	reviewing and approving transactions between us and our directors, officers and affiliates;
●	recognizing and preventing prohibited non-audit services;
●	establishing procedures for complaints received by us regarding accounting matters;
●	overseeing internal audit functions, if any; and
●	preparing the report of the audit committee that the rules of the SEC require to be included in our annual meeting proxy statement.

Our Audit Committee is composed of Greg Schiffman (chairman), Zvi Joseph and Sebastian Giordano. Our Board has determined that Messrs. Schiffman, Joseph and Giordano are independent in accordance with Nasdaq Rules and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our Board has also reviewed the education, experience and other qualifications of each member of the Audit Committee. Based upon that review, our Board has determined that Greg Schiffman qualifies as an “audit committee financial expert,” as defined by the rules of the SEC and has the requisite financial sophistication under the applicable rules and regulations of Nasdaq. During the fiscal year ended December 31, 2025, the Audit Committee held four meetings.

Compensation and Human Resources Committee

Our Compensation and Human Resources Committee is responsible for, among other matters:

●	reviewing and approving the compensation arrangements for management, including the compensation for our chief executive officer;
●	appointing, compensating and overseeing the work of any compensation consultant, legal counsel or other advisor retained by the Compensation and Human Resources Committee;
●	establishing and reviewing general compensation policies with the objective to attract and retain superior talent, to reward individual performance and to achieve our financial goals;
●	administering our incentive compensation plans;
●	preparing the report of the Compensation and Human Resources Committee if such report is required by the SEC to be included in our annual meeting proxy statement or Annual Report on Form 10-K;
●	reviewing and approving any employment agreements and any severance arrangements or plans;
●	reviewing and approving employment benefit plans;
●	reviewing director compensation for Board and committee services;
●	reviewing the Company’s diversity and inclusion initiatives; and
●	reviewing the effectiveness of the Company’s human resources and human capital management policies, practices, strategies and goals.

Our Compensation and Human Resources Committee is composed of Greg Schiffman and Zvi Joseph (chairman). Our Board has determined that Messrs. Schiffman and Joseph are independent in accordance with NASDAQ Rules. The Compensation and Human Resources Committee has the authority to delegate to subcommittees of the Compensation and Human Resources Committee any of the responsibilities of the full committee. The Compensation and Human Resources Committee may invite such members of management to its meetings as it deems appropriate. However, no officer may be present during Compensation and Human Resources Committee deliberations or voting at which his or her compensation is discussed or determined. During the fiscal year ended December 31, 2025, the Compensation and Human Resources Committee held two meetings. In the fiscal year ended December 31, 2025, the Company did not retain the services of any compensation consultants.

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Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is responsible for, among other matters:

●	evaluating the current composition, organization and governance of the Board and its committees, and making recommendations for changes thereto;
●	reviewing each director and nominee annually;
●	determining desired Board member skills and attributes and conducting searches for prospective members accordingly;
●	evaluating nominees, and making recommendations to the Board concerning the appointment of directors to Board committees, the selection of Board committee chairs, proposal of the slate of directors for election to the Board, and the termination of membership of individual directors in accordance with the Board’s governance principles;
●	overseeing the process of succession planning for the chief executive officer and, as warranted, other senior officers of the Company;
●	developing, adopting and overseeing the implementation of a code of business conduct and ethics; and
●	administering the annual Board performance evaluation process.

Our Nominating and Corporate Governance Committee is composed of Greg Schiffman (chairman) and Zvi Joseph. During the fiscal year ended December 31, 2025, the Nominating and Corporate Governance Committee did not hold any meetings.

Director Nominations

Our Nominating and Corporate Governance Committee considers all qualified candidates identified by members of the Board, by senior management and by stockholders. The Nominating and Corporate Governance Committee follows the same process and uses the same criteria for evaluating candidates proposed by stockholders, members of the Board and members of senior management. We did not pay fees to any third party to assist in the process of identifying or evaluating director candidates during the fiscal year ended December 31, 2025.

Our Bylaws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to the Board at our Annual Meeting. To recommend a nominee for election to the Board, a stockholder must submit his or her recommendation to our Secretary at our corporate offices at 1185 Avenue of the Americas, New York, New York 10036. Such nomination must satisfy the notice, information and consent requirements set forth in our Bylaws and must be received by us prior to the date set forth under “Submission of Future Stockholder Proposals” below. A stockholder’s recommendation must be accompanied by the information with respect to stockholder nominees as specified in our Bylaws, including among other things, the name, age, address and occupation of the recommended person, the proposing stockholder’s name and address, the ownership interests of the proposing stockholder and any beneficial owner on whose behalf the nomination is being made (including the number of shares beneficially owned, any hedging, derivative, short or other economic interests and any rights to vote any shares) and any material monetary or other relationships between the recommended person and the proposing stockholder and/or the beneficial owners, if any, on whose behalf the nomination is being made.

In evaluating director nominees, the Nominating and Corporate Governance Committee considers the following factors:

●	the appropriate size and diversity of our Board;
●	our needs with respect to the particular knowledge, skills and experience of nominees, including experience in corporate finance, technology, business, administration and sales, in light of the prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;
●	experience with accounting rules and practices, and whether such a person qualifies as an “audit committee financial expert” pursuant to SEC rules; and
●	balancing continuity of our Board with periodic injection of fresh perspectives provided by new Board members.

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Our Board believes that each director should have a basic understanding of our principal operational and financial objectives and plans and strategies, our results of operations and financial condition and our relative standing in relation to our competitors.

In identifying director nominees, the Board will first evaluate the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service will be considered for re-nomination.

If any member of the Board does not wish to continue in service or if the Board decides not to re-nominate a member for re-election, the Board will identify another nominee with the desired skills and experience described above. The Board takes into consideration the overall composition and diversity of the Board and areas of expertise that director nominees may be able to offer, including business experience, knowledge, abilities and customer relationships. Generally, the Board will strive to assemble a Board that brings to us a variety of perspectives and skills derived from business and professional experience as it may deem are in our and our stockholders’ best interests. In doing so, the Board will also consider candidates with appropriate non-business backgrounds.

Board Leadership Structure and Role in Risk Oversight

The positions of Chairman of the Board and principal executive officer (“PEO”) are filled by the same individual. Mr. Silverman currently serves as our Chief Executive Officer, Chairman of the Board and our PEO. The Board acknowledges that there are different leadership structures that could allow it to effectively oversee the management of the risks relating to the Company’s operations and believes its current leadership structure enables it to effectively provide oversight with respect to such risks. However, our Board believes the current structure provides an efficient and effective leadership model for the Company and that combining the Chairman of the Board and PEO roles fosters clear accountability, effective decision-making and alignment on corporate strategy. Moreover, the Board believes that its governance practices provide adequate safeguards against any potential risks that might be associated with having a combined Chairman and PEO.

●	four of the five current directors of the Company (four of the five director nominees) are independent directors;

●	All of the members of the Audit Committee, the Compensation and Human Resources Committee, and the Nominating and Corporate Governance Committee are independent directors; and

●	The Board and its committees remain in close contact with, and receive reports on, various aspects of the Company’s management and enterprise risk directly from, the Company’s senior management and independent auditors.

Our Audit Committee is primarily responsible for overseeing the Company’s risk management processes on behalf of the full Board. The Audit Committee receives reports from management concerning the Company’s assessment of risks. In addition, the Audit Committee reports regularly to the full Board, which also considers the Company’s risk profile. The Audit Committee and the full Board focus on the most significant risks facing the Company and the Company’s general risk management strategy. In addition, as part of its oversight of our Company’s executive compensation program, the Compensation and Human Resources Committee considers the impact of such program, and the incentives created by the compensation awards that it administers, on our Company’s risk profile. In addition, the Compensation and Human Resources Committee reviews all of our compensation policies and procedures, including the incentives that they create and factors that may reduce the likelihood of excessive risk taking, to determine whether they present a significant risk to our Company. The Compensation and Human Resources Committee has determined that, for all employees, our compensation programs do not encourage excessive risk and instead encourage behaviors that support sustainable value creation.

Communications with Directors

The Board welcomes communication from our stockholders. Stockholders and other interested parties who wish to communicate with a member or members of our Board or a committee thereof may do so by addressing correspondence to the Board member, members or committee, c/o Secretary, Fabric.AI, Inc., 1185 Avenue of the Americas, New York, New York 10036. Our Secretary will review and forward correspondence to the appropriate person or persons.

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All communications received as set forth in the preceding paragraph will be opened by our Secretary for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service or patently offensive material will be forwarded promptly to the addressee(s). In the case of communications to the Board or any group or committee of directors, our Secretary will make sufficient copies of the contents to send to each director who is a member of the group or committee to whom the communication is addressed. If the amount of correspondence received through the foregoing process becomes excessive, our Board may consider approving a process for review, organization and screening of the correspondence by our Secretary or another appropriate person.

Family Relationships

There are no family relationships among any of our directors and executive officers.

Involvement in Certain Legal Proceedings

None of our directors, director nominees or executive officers has been involved in any of the following events during the past ten years:

●	any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

●	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

●	being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; or

●	being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

There have been no material legal proceedings that would require disclosure under the federal securities laws that are material to an evaluation of the ability or integrity of our directors, director nominees or executive officers, or in which any director, director nominee, officer, nominee or principal stockholder, or any affiliate thereof, is a party adverse to us or has a material interest adverse to us.

Insider Trading Policy; Prohibition on Hedges and Pledges

We have an insider trading policy that prohibits our directors, executive officers, employees, independent contractors, consultants and their respective family members from the purchasing or selling our securities while being aware of material, non-public information about the Company as well as disclosing such information to others who may trade in securities of the Company. Our insider trading policy also prohibits our directors, executive officers, employees and their respective family members from engaging in hedging activities or other short-term or speculative transactions in the Company’s securities such as short sales, options trading, holding the Company’s securities in a margin account or pledging the Company’s securities as collateral for a loan, without the advance approval of our Chief Financial Officer. Our insider trading policy is filed as an exhibit to our Annual Report on Form 10-K.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our officers and directors and persons who beneficially own more than 10% of our ordinary shares to file reports of ownership and changes in ownership of such ordinary shares with the SEC. These persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. As a matter of practice, our legal team assists our officers and directors in preparing initial reports of ownership and reports of changes in ownership and files those reports on their behalf. Based solely on our review of the copies of such forms we have received, we believe that all required Section 16(a) reports were timely filed during our fiscal year ended December 31, 2025, except that on May 7, 2025, a Form 4 for Joseph Ramelli was filed late to report the grant of stock options on April 30, 2025.

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DIRECTOR COMPENSATION

The following table sets forth summary information concerning the total compensation earned by the non-employee directors during the fiscal year ended December 31, 2025, for services to the Company.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	All other compensation		Total ($)
Greg Schiffman	65,188	142,019	-		207,207
Sebastian Giordano	46,687	142,019	40,000	(3)	228,706
Zvi Joseph	58,186	142,019	-		200,205
George Devlin(2)	66,375	-	-		66,375
Wayne R. Walker	46,687	142,019	-		188,706

(1)	Amounts reflect the full grant-date fair value of stock awards granted during the relevant fiscal year computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provided information regarding the assumptions used to calculate the value of all stock awards and option awards made to our executive officers in Note 8 to the audited consolidated financial statements for the year ended December 31, 2025.

(2)	George Devlin tendered his resignation as a member of the Board of the Company and as a member of all committees of the Board, effective September 2, 2025. In connection with Mr. Devlin’s resignation, the Board approved a one-time payment to Mr. Devlin of $35,438, an amount equal to the director cash fees that would otherwise be owed to Mr. Devlin for his services as a director for the period beginning September 2025 through May 2026 pursuant to the Board’s compensation policy.

(3)	Represents a one-time director fee paid to Mr. Giordano in consideration of the work done by Mr. Giordano in connection with the Company’s Strategic and Budget Committee.

On January 24, 2023, the Board approved annual director compensation for the director compensation cycle beginning on February 1, 2023. The Board approved the following annual cash retainer fees for the members of the Board: (A) to each non-employee director, an annual cash retainer fee of $47,250; (B) to the Chairman of the Board, an additional annual cash retainer fee of $84,000; and (C) to the chair of each Board committee, additional cash compensation as follows: (x) $12,500 to the Audit Committee Chair, (y) $11,500 to the Compensation and Human Resources Committee Chair, and (z) $8,000 to the Nominating and Corporate Governance Committee Chair. Notwithstanding such approval by the Board, the amounts paid to each non-employee director during the year ended December 31, 2025, are set forth in the table above.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our voting securities as of the Record Date by:

●	each person known by us to beneficially own more than 5.0% of our Common Stock, Series H-6 Preferred Stock, Series H-7 Preferred Stock, or Series I Preferred Stock;

●	each of our directors and nominees;

●	each of our Named Executive Officers; and

●	all of our directors and executive officers as a group.

The percentages of voting securities beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of the security, or investment power, which includes the power to dispose of or to direct the disposition of the security. Shares of Common Stock beneficially owned and the respective percentages of beneficial ownership of Common Stock assumes the exercise of all options, warrants and other securities convertible into Common Stock beneficially owned by such person or entity currently exercisable or exercisable within 60 days of the Record Date subject to any applicable beneficial ownership blockers. Except as indicated in the footnotes to this table, to our knowledge and subject to community property laws where applicable, each beneficial owner named in the table below has sole voting and sole investment power with respect to all shares beneficially owned and each person’s address is c/o Fabric.AI, Inc., 1185 Avenue of the Americas, New York, New York 10036.

The following table does not set forth information with respect to the beneficial ownership of 21,500 shares of Series K Preferred Stock, none of which were issued and outstanding as of the Record Date.

Name and Address of Beneficial Owner (1)	Number of Shares of Common Stock Beneficially Owned (1)	Percentage of Class (1)	Number of Shares of Series H-6 Preferred Stock Beneficially Owned (1)	Percentage of Class (1)	Number of Shares of Series H-7 Preferred Stock Beneficially Owned (1)	Percentage of Class (1)	Number of Shares of Series I Preferred Stock Beneficially Owned (1)	Percentage of Class (1)	Total Voting Power
5% Stockholders
Alpha Capital Anstalt (2)	75,090	4.99%	-	-	-	-	1,500	21.43%	4.99%
Iroquois Capital Management L.L.C. (3)	159,701	9.99%	50	100%	1,180	100%	2,850	40.71%	9.99%
The Hewlett Fund LP (4)	75,090	4.99%	-	-	-	-	500	7.14%	4.99%
Mainfield Enterprises, Inc. (5)	75,090	4.99%	-	-	-	-	1,000	14.29%	4.99%

Named Executive Officers and Directors
Sebastian Giordano (6)	24,492	1.66%	-	-	-	-	-	-	*
Wayne R. Walker (7)	24,095	1.63%	-	-	-	-	-	-	*
Zvi Joseph (8)	24,294	1.64%	-	-	-	-	-	-	*
Joshua Silverman (9)	223,604	13.33%	-	-	-	-	-	-	*
Greg Schiffman (10)	24,445	1.65%	-	-	-	-	-	-	*
Gilbert Villarreal	-	*	-	-	-	-	-	-	*
Joseph Ramelli (11)	4,688	*	-	-	-	-	-	-	*
All directors and executive officers as a group (7 persons)	325,618	18.1%	-	-	-	-	-	-	*

* represents ownership of less than 1%.

(1)	Percentage of Common Stock ownership is based on (i) 1,455,975 shares of Common Stock issued and outstanding as of the Record Date, (ii) 50 shares of Series H-6 Preferred Stock, (iii) 1,180 shares of Series H-7 Preferred Stock, and (iv) 7,000 shares of Series I Preferred Stock issued and outstanding as of the Record Date.

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(2)	Based on certain information made available to the Company. Includes (i) warrants to purchase up to 1,791,071 shares of Common Stock exercisable within 60 days of the Record Date (subject to a 4.99% beneficial ownership blocker), and (ii) 242,197 shares of Common Stock issuable upon conversion of 1,500 shares of Series I Preferred Stock (subject to a 4.99% beneficial ownership blocker).

The shares are held by Alpha Capital Anstalt (“Alpha”). Each of Nicola Feuerstein and Konrad Ackermann, as directors of Alpha, have voting and dispositive control with respect to the securities reported herein. As such, Nicola Feuerstein and Konrad Ackermann may be deemed to be the beneficial owner (as determined under Section 13(d) of the Exchange Act) of the securities held by Alpha. The address of Alpha is Altenbach 8, FL-9490 Vaduz, Furstentums, Liechtenstein.

(3)	Based on a Schedule 13G/A jointly filed on May 15, 2026, by Richard Abbe (“Mr. Abbe”), Kimberly Page (“Ms. Page”) and Iroquois Capital Management L.L.C. and on certain information made available to the Company.

Shares beneficially owned by Iroquois Capital Investment Group LLC (“ICIG”) include (i) 2,570 shares of Common Stock, (ii) warrants exercisable within 60 days of the Record Date to purchase up to 3,142,372 shares of Common Stock (subject to a 9.99% beneficial ownership blocker), (iii) 17 shares of Series H-6 Preferred Stock, convertible into up to 38 shares of Common Stock within 60 days of the Record Date (subject to a 9.99% beneficial ownership blocker), (iv) 729.05 shares of Series H-7 Preferred Stock, convertible within 60 days of the Record Date into up to 117,716 shares of Common Stock (subject to a 9.99% beneficial ownership blocker), and (v) 282,563 shares of Common Stock issuable upon conversion of 1,100 shares of Series I Preferred Stock (subject to a 9.99% beneficial ownership blocker).

Shares beneficially owned by Iroquois Master Fund Ltd. (“IMF”) include (i) 1,384 shares of Common Stock, (ii) warrants exercisable within 60 days of the Record Date to purchase up to 1,869,100 shares of Common Stock (subject to a 9.99% beneficial ownership blocker), (iii) 33 shares of Series H-6 Preferred Stock, convertible into up to 73 shares of Common Stock within 60 days of the Record Date (subject to a 9.99% beneficial ownership blocker), (iv) 451.23 shares of Series H-7 Preferred Stock, convertible within 60 days of the Record Date into up to 72,858 shares of Common Stock (subject to a 9.99% beneficial ownership blocker), and (v) 177,611 shares of Common Stock issuable upon conversion of 1,750 shares of Series I Preferred Stock (subject to a 4.99% beneficial ownership limitation).

Mr. Abbe exercises sole voting and dispositive power over the shares held by ICIG and shares voting and dispositive power over the shares held by IMF with Ms. Page. As such, Mr. Abbe may be deemed to be the beneficial owner of all shares of Common Stock held by and underlying the warrants and shares of preferred stock (each subject to certain beneficial ownership blockers) held by ICIG and IMF and Ms. Page may be deemed to be the beneficial owner of all shares of Common Stock held by and underlying the warrants and shares of preferred stock (each subject to certain beneficial ownership blockers) held by IMF.

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(4)	Based on certain information made available to the Company. The Hewlett Fund LP (“Hewlett”) is the beneficial owner of (i) warrants to purchase up to 780,555 shares of Common Stock exercisable within 60 days of the Record Date (subject to a 4.99% beneficial ownership blocker), and (ii) 80,732 shares of Common Stock issuable upon conversion of 500 shares of Series I Preferred Stock (subject to a 4.99% beneficial ownership blocker).

The shares are held by Hewlett. Martin Chopp, as General Partner of Hewlett, has voting and dispositive power over the securities held by Hewlett. As such, Mr. Chopp may be deemed to be the beneficial owner (as determined under Section 13(d) of the Exchange Act) of the securities held by Hewlett. Hewlett’s address is 100 Merrick Road, Suite 400W, Rockville Centre, NY 11570.

(5)	Based on certain information made available to the Company. Mainfield Enterprises Inc. (“Mainfield”) is the beneficial owner of (i) warrants to purchase up to 1,368,913 shares of Common Stock exercisable within 60 days of the Record Date (subject to a 4.99% beneficial ownership blocker), and (ii) 161,465 shares of Common Stock issuable upon conversion of 1,000 shares of Series I Preferred Stock (subject to a 4.99% beneficial ownership blocker).

The shares are held by Mainfield. Raz Steinmetz has voting and dispositive power over the securities held by Mainfield. As such, Mr. Steinmetz may be deemed to be the beneficial owner (as determined under Section 13(d) of the Exchange Act) of the securities held by Mainfield. Mainfield’s address is Ariel House, 74 Charlotte Street, London W1T4QJ, United Kingdom.

(6)	Mr. Giordano’s total includes (i) 888 shares of Common Stock, (ii) 881 shares of Common Stock issuable upon the settlement of vested restricted stock units and (iii) 22,723 shares of Common Stock issuable upon exercise of certain stock options.

(7)	Mr. Walker’s total includes (i) 491 shares of Common Stock, (ii) 881 shares of Common Stock issuable upon the settlement of vested restricted stock units and (iii) 22,723 shares of Common Stock issuable upon exercise of certain stock options.

(8)	Mr. Joseph’s total includes (i) 690 shares of Common Stock, (ii) 881 shares of Common Stock issuable upon the settlement of vested restricted stock units and (iii) 22,723 shares of Common Stock issuable upon exercise of certain stock options.

(9)	Mr. Silverman’s total includes (i) 1,549 shares of Common Stock, (ii) 1,542 shares of Common Stock issuable upon the settlement of vested restricted stock units and (iii) 220,513 shares of Common Stock issuable upon exercise of certain stock options.

(10)	Mr. Schiffman’s total includes (i) 841 shares of Common Stock, (ii) 881 shares of Common Stock issuable upon the settlement of vested restricted stock units, and (iii) 22,723 shares of Common Stock issuable upon exercise of certain stock options.

(11)	Mr. Ramelli’s total includes 4,688 shares of Common Stock issuable upon the settlement of vested restricted stock units.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following is a summary of transactions since January 1, 2024, or currently proposed transactions to which we are a party and in which any related person has or will have a direct or indirect material interest involving an amount that exceeds the lesser of $120,000 or one percent (1%) of the average of the Company’s total assets as of the end of last two completed fiscal years. A related person is any executive officer, director, nominee for director, or holder of 5% or more of the Company’s Common Stock, or an immediate family member of any of those persons.

Villareal Consulting

Beginning August 2024, Gilbert Villarreal, the president of AYRO Operating Company, Inc., through GLV Ventures and Electric Power, entities owned and controlled by Mr. Villarreal, has been providing consulting services to the Company in connection with the reengineering of the Company’s Vanish at a rate of $30,000 per month. During the year ended December 31, 2025, the Company has paid Mr. Villarreal an aggregate of $1,534,975 for such services performed, which is in addition to the compensation paid to Mr. Villarreal as President of AYRO Operating Company, Inc.

August 2025 Private Placement

On August 4, 2025, the Company entered into a Securities Purchase Agreement (the “Series I Purchase Agreement”) with certain accredited investors, pursuant to which it agreed to sell (i) an aggregate of 7,000 shares of the Company’s newly-designated Series I Preferred Stock with a stated value of $1,000 per share, initially convertible into up to 875,000 shares of the Company’s common stock at an initial conversion price of $8.00 per share pursuant to the Series I Certificate of Designations and (ii) warrants to acquire up to an aggregate of 875,000 shares of common stock (the “Series I Warrants”) at an exercise price of $8.00 per share (collectively, the “August 2025 Private Placement”). The closing of the August 2025 Private Placement occurred on August 8, 2025. The aggregate gross proceeds from the August 2025 Private Placement were $7,000,000. In connection with the August 2025 Private Placement, the Company received investments of (i) $2,825,000 from affiliates of Mr. Abbe and Iroquois Capital Management L.L.C., (ii) $1,500,000 from Alpha Capital Anstalt, (iii) $1,000,000 from Mainfield Enterprises, and (iv) $500,000 from The Hewlett Fund LP, each of whom is the beneficial owner of 5.0% or more of our voting securities.

April 2026 Private Placement

On April 27, 2026, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain accredited investors, pursuant to which it agreed to sell (i) an aggregate of 21,500 shares of the Company’s newly-designated Series K Preferred Stock with a stated value of $1,000 per share, initially convertible into up to 8,565,737 shares of the Company’s common stock at an initial conversion price of $2.51 per share pursuant to the Certificate of Designations of Preferences and Rights of the Series K Convertible Preferred Stock (the “Series K Certificate of Designations”) and (ii) warrants to acquire up to an aggregate of 8,565,737 shares of common stock at an exercise price of $2.51 per share (collectively, the “Private Placement”). The closing of the Private Placement occurred on April 29, 2026. The aggregate gross proceeds from the Private Placement were $21,500,000. In connection with the Private Placement, the Company received investments of (i) $7,000,000 from affiliates of Mr. Abbe and Iroquois Capital Management L.L.C., (ii) $2,000,000 from Alpha Capital Anstalt, (iii) $1,000,000 from Mainfield Enterprises, and (iv) $750,000 from The Hewlett Fund LP, each of whom is the beneficial owner of 5.0% or more of our voting securities.

Waiver Warrants

On April 27, 2026, the Company entered into the Series H-7 Omnibus Amendment with the Required Holders (as defined in the Series H-7 Certificate of Designations), pursuant to which, the Required Holders agreed to amend and restate the Series H-7 Certificate of Designations by filing an Amended and Restated Series H-7 Certificate of Designations with the Secretary of State of the State of Delaware.

On April 27, 2026, the Company entered into the Series I Omnibus Amendment with the Required Holders (as defined in the Series I Certificate of Designations), pursuant to which, the Required Holders agreed to amend and restate the Series I Certificate of Designations by filing the Amended and Restated Series I Certificate of Designations with the Secretary of State of the State of Delaware.

Pursuant to the Series H-7 Omnibus Amendment and Series I Omnibus Amendment, the Company issued to the Required Holders, warrants to purchase up to an aggregate of 1,000,000 shares of the Company’s Common Stock (the “Waiver Warrants”), pro rata based on the number of shares of Series H-7 Preferred Stock and Series I Preferred Stock held as of the date of the Omnibus Amendments.

The Required Holders included (i) affiliates of Mr. Abbe and Iroquois Capital Management L.L.C., (ii) Alpha Capital Anstalt, (iii) Mainfield Enterprises, and (iv) The Hewlett Fund LP, each of whom is the beneficial owner of 5.0% or more of our voting securities.

Employment Agreements

We have employment agreements with certain of our executive officers as discussed under the heading “Executive Compensation.”

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EXECUTIVE COMPENSATION

Executive Officers

The following table sets forth the names, ages and positions of our executive officers as of the Record Date:

Name	Age	Position with the Company
Joshua Silverman	55	Chief Executive Officer, Chairman of the Board, Principal Executive Officer
Joseph Ramelli	57	Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer
Gilbert Villarreal	60	President of AYRO Operating Company, Inc.

Mr. Silverman’s biography is incorporated by reference from page 10 of this Proxy Statement.

Joseph Ramelli. Mr. Ramelli was appointed Chief Financial Officer in August 2024. Mr. Ramelli has nearly 30 years of experience in the Biotechnology, Biopharmaceutical and Financial Services industries. He is a seasoned investor and consultant who specializes in business strategic planning and development, capital raising, talent acquisition, and corporate governance. Mr. Ramelli is currently an investor and strategic advisor with Ramelli Asset Management. Since 2023, Mr. Ramelli has also served as the Vice President of Business Development at Origin Agritech Ltd. Previously, Mr. Ramelli served as Interim Chief Financial Officer from 2020 to 2021 and was a founding member of ValenzaBio, a privately held biopharmaceutical company, where he established and grew all the finance functions of the company. He also served as Chief Executive Officer of Marina Biotech from 2016 to 2018 where he helped close a business development deal to keep the company afloat and negotiated and closed merger to navigate the company out of bankruptcy and forge a successful path forward. Mr. Ramelli also has over 15 years of experience in varied roles at investment firms. Mr. Ramelli graduated from the University of California, Santa Barbara with a B.A. in Business Economics.

Gilbert Villarreal. Mr. Villarreal was appointed to the position of President of the Company’s subsidiary, AYRO Operating Company, Inc., effective as August 21, 2024, and previously served as a former consultant to the Company. Mr. Villarreal has over 32 years of wide manufacturing experience that spreads from Aerospace, Automotive, and Marine industries. As an industrialist with a diverse portfolio, Mr. Villarreal has successfully restructured companies in both the automotive and marine yacht building industries. Mr. Villarreal is the co-founder and chief executive officer of VLF Automotive LLC. Mr. Villarreal is also the founder of GLV Ventures, a leader in the design and production of a variety of vehicles including electric vehicles. The Company is known for its advanced manufacturing in a timely, cost-effective manner. Founded by Mr. Villarreal, GLV Ventures has operated in the space for 25 years. GLV and its affiliate, EVESSA, are Tier 1 consulting and manufacturing companies that have produced electric vehicles and non-electric vehicles for several of the leading OEMs and Fortune 100 companies. Mr. Villarreal is a former United States Marine and holds a B.A. in Business Administration. After serving active duty in the Marine Air Wing as an Aircraft Aviation Specialist on numerous Naval aircraft, Mr. Villarreal continued his career in aerospace with the Boeing Aircraft Company on the 767 and 747 aircraft production lines in Everett, Washington. After 10 years in Aerospace manufacturing, Mr. Villarreal transitioned into the automotive and marine industries with UTA “United Technologies Automotive” with The Becker Group, and as the chief executive officer with Acord Incorporated, a leader in automotive interior trim systems and chief executive officer of Concorde Marine, a luxury yacht manufacturer in Washington State.

There is no arrangement or understanding between any of our officers identified above and any other person pursuant to which he was selected as an officer. None of the officers identified above is, or has been, a participant in any transaction involving the Company, and is not a participant in any proposed transaction with the Company, in each case, required to be disclosed pursuant to Item 404(a) of Regulation S-K, other than as described in Certain Relationships and Related Person Transactions herein.

Compensation Philosophy and Process

The responsibility for establishing, administering and interpreting our policies governing the compensation and benefits for our executive officers and making compensation decisions with respect to such executive officers lies with our Compensation and Human Resources Committee. In the fiscal year ended December 31, 2025, the Company did not retain the services of any compensation consultants.

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The goals of our executive compensation program are to attract, motivate and retain individuals with the skills and qualities necessary to support and develop our business within the framework of our size and available resources. In the fiscal year ended December 31, 2025, we designed our executive compensation program to achieve the following objectives:

●	attract and retain executives experienced in developing and delivering products such as our own;
●	motivate and reward executives whose experience and skills are critical to our success;
●	reward performance; and
●	align the interests of our executive officers and other key employees with those of our stockholders by motivating our executive officers and other key employees to increase stockholder value.

Summary Compensation Table

The following table sets forth all compensation earned, in all capacities, during the fiscal years ended December 31, 2025 and 2024 by (i) all individuals who served as our PEO during the fiscal year ended December 31, 2025, (ii) if applicable, our two most highly compensated executive officers, other than individuals who served as our PEO, who were serving as executive officers, as determined in accordance with the rules and regulations promulgated by the SEC, as of December 31, 2025, with compensation during the fiscal year ended December 31, 2025 of $100,000 or more, and (iii) up to two additional individuals for whom disclosure would have been provided pursuant to clause (ii) but for the fact that such individuals were not serving as executive officers on December 31, 2025 (the individuals falling within categories (i), (ii) and (iii), the “Named Executive Officers”).

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($) (1)	All other compensation ($)	Total ($)
Joshua Silverman (2)	2025	300,000	-	-	1,378,206	-	1,678,206
Chief Executive Officer (Principal Executive Officer)	2024	280,000	-	180,132	-	-	460,132

Gilbert Villareal (3)	2025	240,000	-	-	46,321	1,294,975	1,341,296
President of Ayro Operating Company, Inc.	2024	80,000	-	-	-	394,042	474,042

Joseph Ramelli(4)	2025	120,000	-	-	23,159	-	143,159
Chief Financial Officer	2024	40,000	-	-	-	-	40,000

(1)	The dollar amounts in this column represent the aggregate grant date fair value of stock and option awards granted during the applicable fiscal year, computed in accordance with FASB ASC Topic 718. These amounts reflect the accounting value of the awards at the date of grant and do not represent amounts actually realized by the named executive officer.
(2)

On March 1, 2024, in connection with Mr. Silverman’s appointment to the position of Interim Principal Financial Officer and Principal Accounting Officer and Mr. Silverman’s service as the Company’s Executive Chairman and Principal Executive Officer, the Board increased Mr. Silverman’s annual cash compensation to $280,000, effective as of December 1, 2023. Since the appointment of Mr. Ramelli to the position of Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer, effective as of August 21, 2024, Mr. Silverman no longer serves the position of Interim Principal Financial Officer or Principal Accounting Officer.

On December 2, 2024, the Company granted Mr. Silverman 15,214 shares of restricted common stock pursuant to the Company’s equity incentive plan in connection with his service as Chairman of the Board. The shares vested immediately upon grant.

On August 14, 2025, in connection with Mr. Silverman’s position as Chief Executive Officer, the Board increased Mr. Silverman’s annual cash compensation to $300,000, effective January 1, 2025.

(3)	Mr. Villarreal was appointed to the position of President of the Company’s subsidiary, AYRO Operating Company, Inc., effective as August 21, 2024.

(4)	Mr. Ramelli was appointed Chief Financial Officer on August 21, 2024.

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Narrative Disclosure to Summary Compensation Table

The material terms of the employment agreements and the independent contractor agreements with the Named Executive Officers of the Company are summarized below.

Executive Employment Agreement with Joshua Silverman

On August 14, 2025, the Company entered into an Executive Compensation Agreement with Mr. Silverman in connection with his appointment as Chief Executive Officer. The agreement provides for an annual base salary of $300,000, effective January 1, 2025, and eligibility to participate in the Company’s annual performance bonus program. Mr. Silverman is also eligible to receive equity awards under the Company’s long-term incentive plan, including annual equity awards with a target grant date fair value equal to 300% of his base salary, with the terms of such awards to be determined by the Board of Directors or the Compensation and Human Resources Committee. He is not entitled to separate compensation for service as a director.

Mr. Silverman is also eligible to participate in the Company’s employee benefit plans available to senior executives generally, including medical, dental, vision, life insurance and 401(k) benefits, and is entitled to reimbursement of reasonable business expenses. In addition, he is entitled to five weeks of annual vacation and two weeks of paid sick leave, subject to Company policy.

If Mr. Silverman’s employment is terminated by the Company without cause or by him for good reason, he is entitled to accrued compensation, severance equal to two times the sum of his base salary and prorated target bonus for the year of termination, payable over 24 months, and accelerated vesting of outstanding unvested equity awards, subject to his execution and non-revocation of a release of claims. If such termination occurs in connection with a change in control, the severance multiple increases to three times that amount and is payable in a lump sum. The agreement also provides for certain benefits in the event of death or disability, including accelerated vesting of equity awards.

On October 31, 2025, the Company granted Mr. Silverman options to purchase 220,513 shares of common stock at an exercise price of $6.25 per share. The grant date fair value of the options, calculated in accordance with ASC 718, was $1,378,206. Seventy-five percent of the options vested immediately and the remaining 25% vested on December 31, 2025.

Consulting Agreement with Joseph Ramelli

On August 20, 2024, the Company entered into a consulting agreement with Joseph Ramelli in connection with his engagement as Chief Financial Officer. Pursuant to the agreement, Mr. Ramelli provides services to the Company as Chief Financial Officer and reports to the Company’s Board of Directors or such other representatives as the Company may designate.

Under the agreement, Mr. Ramelli receives consulting fees of $10,000 per month, payable semi-monthly in accordance with the Company’s normal payroll practices. Mr. Ramelli may also be eligible to receive equity awards under the Company’s long-term incentive plan, subject to approval by the Board of Directors.

Mr. Ramelli serves as an independent contractor and is not eligible to participate in the Company’s employee benefit plans. The consulting agreement may be terminated by either party at any time, with or without notice, and without further obligation or liability other than payment of fees earned through the termination date.

On April 30, 2025, the Company granted Mr. Ramelli options to purchase 4,688 shares of common stock at an exercise price of $8.08 per share. The grant date fair value of the options, calculated in accordance with ASC 718, was $23,159. The options were fully vested and exercisable on the date of grant.

Appointment of Gilbert Villarreal

On August 21, 2024, Gilbert Villarreal was appointed to the position of President of the Company’s subsidiary, AYRO Operating Company, Inc. (“Operating Subsidiary”), effective as of August 21, 2024. In connection with Mr. Villarreal’s appointment, Mr. Villarreal is entitled to compensation of $30,000 per month, which may be increased to $50,000 per month if Mr. Villarreal is requested to work on the reengineering of the Company’s product, the Vanish.

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Outstanding Equity Awards at Fiscal Year-End

The following table includes certain information with respect to all unexercised stock options and unvested shares of restricted stock outstanding owned by the Named Executive Officers as of December 31, 2025.

Named Executive Officer	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price($)	Option expiration date	Number of shares or units of stock that have not yet vested (#)	Market value of shares or units of stock that have not vested($)
Joshua Silverman Executive Chairman, Chief Executive Officer	220,513	-	6.25	2035	-	$-
Joseph Ramelli Chief Financial Officer	4,688	-	8.08	2035	-	$-
Gilbert Villareal President of AYRO Operating Company, Inc.	9,375	-	8.08	2035	-	$-

Retirement Benefits

We do not currently have plans providing for the payment of retirement benefits to our officers or directors, other than as described under “Narrative Disclosure to Summary Compensation Table” above.

Change in Control Agreements

We do not currently have any change-of-control or severance agreements with any of our executive officers or directors, other than as described under “Narrative Disclosure to Summary Compensation Table” above. In the event of the termination of employment of the Named Executive Officers, any and all unexercised stock options shall expire and no longer be exercisable after a specified time following the date of the termination, other than as described under “Narrative Disclosure to Summary Compensation Table” above.

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Equity Compensation Plan Information

The following table provides certain information as of December 31, 2025, with respect to our equity compensation plans under which our equity securities are authorized for issuance:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options	Weighted-Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders: Fabric.AI, Inc. Long-Term Incentive Plan (Options)(1)	325,468	$6.33	92
Equity compensation plans not approved by security holders: 2017 LTIP (Options)(2)	-	-	-
Equity compensation plans approved by security holders: 2014 DropCar (Options)(3)	422	3,241	-
Other equity compensation plans not approved by security holders	-	-	-
Total	325,890	$10.52	92

(1)	Represents 325,468 shares of common stock issuable upon exercise of options under the Fabric.AI, Inc. Long-Term Incentive Plan, as amended (the “Plan”).
(2)

Represents shares of common stock issuable upon exercise of options under the Fabric.AI, Inc. 2017 Long Term Incentive Plan adopted by AYRO Operating prior to the Merger (as amended, “2017 LTIP,” or “AYRO Operating Equity Plan”).

(3)	Represents shares of common stock issuable upon exercise of options under the DropCar Amended and Restated 2014 Equity Incentive Plan (as amended, “2014 DropCar”).

Fabric.AI, Inc. Long-Term Incentive Plan

On May 28, 2020, the Company’s stockholders approved the Fabric.AI, Inc. Long Term Incentive Plan (as amended, the “Plan”) for future grants of incentive stock options, nonqualified stock, stock appreciation rights, restricted stock, restricted stock units, performance and other awards.

The Company has reserved a total of 1,229,956 shares of its common stock pursuant to the Plan, including shares of restricted stock that have been previously issued. On December 30, 2024, the Company’s stockholder approved an amendment to the Plan to increase the reserved shares of its common stock by 3,000,000, to a total of 4,229,956 shares. On October 3, 2025 the Company’s stockholder approved an amendment to the Plan to increase the reserved shares of its common stock by 135,627, to a total of 400,000 shares. The Company has 92 shares available for future issuance remaining under this plan as of December 31, 2025.

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For a description of the Plan, see “Incentive Plan Amendment Proposal.”

AYRO Operating Equity Plan

Pursuant to the Agreement and Plan of Merger, dated December 19, 2019 (the “Merger Agreement”), by and among the Company, previously known as DropCar, Inc. (“DropCar”), ABC Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”), and AYRO Operating, Merger Sub was merged with and into AYRO Operating, with each issued and outstanding share of AYRO Operating’s common stock, including shares underlying AYRO Operating’s outstanding equity awards and warrants, being converted into the right to receive 1.3634 shares (the “Exchange Ratio”) of the Company’s Common Stock, and with AYRO Operating continuing after the merger as the surviving entity and a wholly owned subsidiary of the Company. Pursuant to the Merger Agreement, effective as of the effective time of the Merger, we assumed the AYRO Operating Equity Plan, assuming all of AYRO Operating’s rights and obligations with respect to the options issued thereunder. Immediately thereafter, we terminated the AYRO Operating Equity Plan.

Effective as of 6:05 pm Eastern Time on May 26, 2020, we filed an amendment to our Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of the issued and outstanding shares of our common stock, at a ratio of one share for ten shares. Immediately following the reverse stock split, we issued a stock dividend of one share of the Company’s common stock for each outstanding share of common stock to all holders of record immediately following the effective time of the reverse stock split. The net result of the reverse stock split and the stock dividend was a 1-for-5 reverse stock split (the “2020 Reverse Split”).

The AYRO Operating Equity Plan, effective as of January 1, 2017, allowed for the granting of a variety of equity-based awards to provide AYRO Operating with flexibility in attracting and retaining key employees, consultants, and nonemployee directors and to provide such persons with additional incentive opportunities designed to enhance AYRO Operating’s profitable growth. Consequently, the AYRO Operating Equity Plan primarily provided for the granting of incentive stock options, non-qualified stock options, restricted stock awards, restricted stock units, stock appreciation rights, other stock-based awards, or a combination of the foregoing.

Authorized Shares. At inception, a total of 125,000 shares of AYRO Operating common stock (without giving effect to the Exchange Ratio or the 2020 Reverse Split that occurred immediately after the effective time of the Merger or 2023 Reverse Stock Split (as defined herein)), were authorized for issuance under the AYRO Operating Equity Plan. The AYRO Operating Equity Plan was amended from time to time to increase the maximum number of shares authorized for issuance under the AYRO Operating Equity Plan. A total of 6,410,000 shares of common stock were authorized under the AYRO Operating Equity Plan, without giving effect to the Exchange Ratio or the 2020 Reverse Split that occurred immediately after the effective time of the Merger or the 2023 Reverse Stock Split (as defined herein).

Plan Administration. As permitted by the terms of the AYRO Operating Equity Plan, the AYRO Operating board of directors delegated administration of the AYRO Operating Equity Plan to the compensation committee of AYRO Operating’s board of directors (the “AYRO Operating Committee”). As used herein with respect to the AYRO Operating Equity Plan, the term “AYRO Operating Committee” refers to any committee AYRO Operating’s board of directors may have appointed to administer the AYRO Operating Equity Plan as well as to the board of directors itself. Subject to the provisions of the AYRO Operating Equity Plan, the AYRO Operating Committee had the power to construe and interpret the AYRO Operating Equity Plan and awards granted under it and to determine the persons to whom and the dates on which awards would have been granted, the number of shares of common stock to be subject to each award, the time or times during the term of each award within which all or a portion of such award may have been exercised, the exercise price, the type of consideration to have been paid, and the other terms and provisions of each award, which need not have been identical. All decisions, determinations and interpretations by the AYRO Operating Committee regarding the AYRO Operating Equity Plan and any awards granted under it were final, binding and conclusive on all participants or other persons claiming rights under the AYRO Operating Equity Plan or any award.

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Options. Options granted under the AYRO Operating Equity Plan may (i) either have been “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or “nonqualified stock options,” and (ii) became exercisable in cumulative increments (“vest”) as determined by the AYRO Operating Committee. Such increments may have been based on continued service to AYRO Operating over a certain period of time, the occurrence of certain performance milestones, or other criteria as determined by the Committee. Options granted under the AYRO Operating Equity Plan may have been subject to different vesting terms. The AYRO Operating Committee generally had the power to accelerate the time during which an option may have vested or have been exercised. Options may not have had an exercise price per share of less than 100% (110% in the case of a participant who owned more than 10% of the combined voting power of AYRO Operating or an affiliate (a “10% Stockholder”)) of the fair market value of a share of AYRO Operating common stock on the date of grant or a term longer than ten years (five years in the case of a 10% Stockholder). To the extent provided by the terms of an option, a participant may have satisfied any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing AYRO Operating to withhold a portion of the stock otherwise issuable to the participant upon exercise, or by such other method as may be set forth in the option agreement or authorized by the AYRO Operating Committee. The treatment of options under the AYRO Operating Equity Plan upon a participant’s termination of employment with or service to AYRO Operating were set forth in the applicable award agreement, which typically provided that the options will terminate three months after a termination of employment or service. Incentive stock options are not transferable except by will or by the laws of descent and distribution, provided that a participant may designate a beneficiary who may exercise an option following the participant’s death. Non-qualified stock options are transferable to certain permitted transferees (as provided in the AYRO Operating Equity Plan) to the extent included in the option award agreement.

Restricted Stock and Restricted Stock Unit Awards. Subject to certain limitations, the AYRO Operating Committee was authorized to grant awards of restricted stock and restricted stock units, which were rights to receive shares of AYRO Operating common stock or cash, as determined by the AYRO Operating Committee and as set forth in the applicable award agreement, upon the settlement of the restricted stock units at the end of a specified time period. The AYRO Operating Committee may have imposed any restrictions or conditions upon the vesting of restricted stock or restricted stock unit awards, or that delay the settlement of a restricted stock unit award after it vests, that the AYRO Operating Committee deemed appropriate and in accordance with the requirements of Section 409A of the Code and the regulations and other authoritative guidance issued thereunder. Dividend equivalents may have been credited in respect of shares covered by a restricted stock or a restricted stock unit award, as determined by the AYRO Operating Committee. At the discretion of the AYRO Operating Committee, such dividend equivalents may have been converted into additional shares covered by restricted stock or restricted stock units, as applicable. If a restricted stock or restricted stock unit award recipient’s employment or service relationship with AYRO Operating terminated, any unvested portion of the restricted stock or restricted stock unit award would be forfeited, unless the participant’s award agreement provided otherwise. Restricted stock and restricted stock unit awards are generally not transferable except (i) by will or by the laws of descent and distribution or (ii) to certain permitted transferee, to the extent provided in the award agreement.

Other Awards. Other awards permitted under the AYRO Operating Equity Plan included stock appreciation rights, bonus stock, dividend equivalents, and other stock-based awards that were denominated or payable in, valued in whole or in part by reference to or otherwise based on or related to AYRO Operating common stock.

Certain Adjustments; Change in Control. In connection with any reorganization, recapitalization, reincorporation, reclassification, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, or other change in AYRO Operating’s capital structure, the AYRO Operating Committee would have appropriately adjusted the type(s), class(es) and number of shares of common stock subject to the AYRO Operating Equity Plan (and the other share limits contained therein), and any outstanding awards would also be appropriately adjusted as to the type(s), class(es), number of shares and exercise price per share of common stock subject to such awards.

In the event of a “Change in Control” (as defined in the AYRO Operating Equity Plan), the AYRO Operating Committee would have approved, without the consent or approval of any participant, one or more of the following alternatives with respect to outstanding awards under the AYRO Operating Equity Plan: (i) accelerate the time at which outstanding awards may be exercised, whether in full or in part, or for a limited period of time on or before a specified date after which date all unexercised awards and all rights of holders thereunder shall terminate; (ii) require the surrender of some or all of a participant’s outstanding awards, upon which such awards shall be cancelled and the participant shall receive an amount in cash equal to the positive difference, if any, between the underlying stock’s then current fair market value over the award’s exercise or purchase price, as applicable; or (iii) make such adjustments to outstanding awards as the AYRO Operating Committee deemed appropriate to reflect such Change in Control. Any determination of the AYRO Operating Committee with regard to any outstanding awards under the AYRO Operating Equity Plan in connection with a Change in Control would be final, binding and conclusive.

Amendment, Termination. AYRO Operating’s board of directors may have amended, altered, suspended, discontinued, or terminated the AYRO Operating Equity Plan, provided that no such amendment would have adversely affected the rights of any participant without the participant’s consent.

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PAY VERSUS PERFORMANCE

Pay Versus Performance Disclosure

The following section has been prepared in accordance with Pay Versus Performance rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. Under these rules, the SEC has developed a definition of pay, referred to as Compensation Actually Paid (“CAP”). We are required to calculate CAP for our Named Executive Officers and then compare it with certain Company performance measures. Stockholders should refer to our compensation philosophy discussion in this Proxy Statement for a complete description of how executive compensation relates to Company performance measures. The Company did not consider this SEC-required Pay Versus Performance analysis and disclosure below in making its pay decisions for any of the years shown.

Pay Versus Performance Table

The following table shows the past three fiscal years’ total compensation for our Named Executive Officers as set forth in the Summary Compensation Table (“SCT”), the CAP to our Named Executive Officers, our total stockholder return (“TSR”), and our net loss. We are a “smaller reporting company,” as defined in Rule 12b-2 under the Exchange Act, and have elected to provide in this Proxy Statement certain scaled disclosures permitted under the Exchange Act for smaller reporting companies.

SEC rules require certain adjustments be made to the SCT totals to determine CAP as reported in the Pay Versus Performance table. CAP does not necessarily represent cash and/or equity value transferred to the applicable Named Executive Officer without restriction, but rather is a valuation calculated under applicable SEC rules. The methodology for calculating CAP as required by Item 402(v) of Regulation S-K takes into account, among others, changes in share price and its impact on the fair value of equity awards.

PAY VERSUS PERFORMANCE

Year (A)	Summary Compensation Table Total for PEO - T. Wittenschlaeger ($) (1) (b1)	Summary Compensation Table Total for PEO - J. Silverman ($) (2) (b2)	Compensation Actually Paid to PEO - T. Wittenschlaeger ($) (3) (c1)	Compensation Actually Paid to PEO - J. Silverman ($) (3) (c2)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers ($) (4) (d)	Average Compensation Actually Paid to Non-PEO Named Executive Officers ($) (5) (e)	Value of Initial Fixed $100 Investment Based On: Total Stockholder Return ($) (6) (f)	Net Loss ($) (7) (h)
2025	$-	$1,678,206	$-	$1,678,206	$862,228	$896,968	$1.23	$21,089,145
2024	$-	$460,132	$-	$460,132	$371,048	$357,798	$5.06	$1,755,479
2023	$-	$280,996	$-	$201,052	$302,667	$324,667	$12.72	$34,160,455

(1)	The amount listed in Column (b1) indicates all compensation received by Thomas Wittenschlaeger in 2022. Mr. Wittenschlaeger joined the Company as PEO in 2021. Mr. Wittenschlaeger was not a PEO of the Company in 2023 and 2024.

(2)	The amount listed in Column (b2) indicates all compensation received by Joshua Silverman in 2023 and 2024. Mr. Silverman joined the Company as PEO at the departure of Thomas Wittenschlaeger in 2023.

(3)	The amounts disclosed in Columns (c1) and (c2) reflect the adjustments listed in the tables below to the total amount reported in the SCT for the PEOs. Equity values are calculated in accordance with FASB ASC Topic 718. The tables below summarize the adjustments to the total amount reported in the SCT for the PEOs in calculating CAP:

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J. Silverman

Year	Less: Grant Date Fair Value of Equity Awards (a)	Plus: Year-End Fair Value of Unvested Awards Granted During the Year (b)	Plus: Year-Over-Year Change in Fair Value of Unvested Awards (c)	Plus: Vesting Date Fair Value of Current Year Awards Vesting During the Year (d)	Plus: Change in Fair Value of Prior Year Awards Vesting During the Year (e)	Total Adjustments
2025	$(1,378,206)	$-	$-	$1,378,206	$-	$-
2024	$(180,132)	$-	$-	$180,132	$-	$-
2023	$(148,000)	$7,192	$-	$60,864	$-	$(79,944)

(a)	Subtract the grant date fair values of the equity awards reported in the “Option Awards” column of the Summary Compensation Table for the covered fiscal year.

(b)	Add the fair values as of the end of the covered fiscal year of all equity awards granted during the fiscal year that are outstanding and unvested as of the end of the fiscal year.

(c)	Add the change in fair value as of the end of the covered fiscal year of any equity awards granted in any prior fiscal year that are outstanding and unvested as of the end of the fiscal year.

(d)	Add, for awards that are granted and vest in the same fiscal year, the fair value as of the vesting date.

(e)	Add the change in fair value as of the vesting date of any awards granted in any prior fiscal year for which all applicable vesting conditions were satisfied at the end of or during the covered fiscal year.

(4)	For the years ended December 31, 2025 and 2024, our non-PEO Named Executive Officers (“Non-PEO Named Executive Officers”) as shown in Column (d), were Gilbert Villarreal and Joseph Ramelli. For the year ended December 31, 2023, our non-PEO Named Executive Officer was David Hollingsworth. For the year ended December 31, 2022, our Non-PEO Named Executive Officers were Curt Smith, Richard Perley and David Hollingsworth.

(5)	The amounts disclosed in Column (e) reflect the adjustments listed in the table below to the total amount reported in the SCT for Non-PEO Named Executive Officers. Equity values are calculated in accordance with FASB ASC Topic 718. The table below summarizes the adjustments to the total amount reported in the SCT for Non-PEO Named Executive Officers in calculating CAP:

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Non-PEO NEOs

Year	Less: Grant Date Fair Value of Equity Awards (a)	Plus: Year-End Fair Value of Unvested Awards Granted During the Year (b)	Plus: Year-Over-Year Change in Fair Value of Unvested Awards (c)	Plus: Vesting Date Fair Value of Current Year Awards Vesting During the Year (d)	Plus: Change in Fair Value of Prior Year Awards Vesting During the Year (e)	Total Adjustments
2025	$(69,480)	$-	$-	$69,480	$-	$-
2024	$-	$-	$-	$-	$(13,250)	$(13,250)
2023	$-	$-	$22,000	$-	$-	$22,000

2023: David Hollingsworth

2024: David Hollingsworth

2025: Gilbert Villarreal and Joseph Ramelli

(a)	Subtract the grant date fair values of the equity awards reported in the “Option Awards” column of the Summary Compensation Table for the covered fiscal year.

(b)	Add the fair values as of the end of the covered fiscal year of all equity awards granted during the fiscal year that are outstanding and unvested as of the end of the fiscal year.

(c)	Add the change in fair value as of the end of the covered fiscal year of any equity awards granted in any prior fiscal year that are outstanding and unvested as of the end of the fiscal year.

(d)	Add, for awards that are granted and vest in the same fiscal year, the fair value as of the vesting date.

(e)	Add the change in fair value as of the vesting date of any awards granted in any prior fiscal year for which all applicable vesting conditions were satisfied at the end of or during the covered fiscal year.

(6)	The Company’s cumulative TSR, as indicated in Column (f), assumes $100 was invested in the Company for the period starting January 1, 2023, through the end of each listed year. We did not pay dividends during this period.

(7)	Net Income presented in Column (h) reflects “Net Loss” in the Company’s Consolidated Statements of Operations included in the Company’s Annual Reports on Form 10-K for each of the years ended December 31, 2025, 2024, and 2023.

Analysis of the Information Presented in the Pay Versus Performance Table

We generally seek to incentivize long-term performance, and therefore do not specifically align our performance measures with “compensation actually paid” (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table.

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Compensation Actually Paid and Net (Loss) Income

The following graph shows the relationship of “compensation actually paid” to our PEOs and Non-PEO Named Executive Officers in 2025, 2024, and 2023 to the Company’s net loss.

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Compensation Actually Paid and Cumulative TSR

The following graph shows the relationship of “compensation actually paid” to our PEOs and Non-PEO Named Executive Officers in 2025, 2024, and 2023 to the cumulative TSR of the Company assuming an initial investment of $100.

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PROPOSAL NO. 2 - ISSUANCE PROPOSAL

Background and Description of the Issuance Proposal

The Private Placement

On April 27, 2026, we entered into the Purchase Agreement with certain accredited investors (the “Investors”), pursuant to which we agreed to sell to the Investors in the Private Placement (i) an aggregate of 21,500 shares of the Company’s newly designated Series K Preferred Stock, with a stated value of $1,000 per share, initially convertible into up to 8,565,737 shares of the Company’s Common Stock at an initial conversion price of $2.51 and (ii) accompanying warrants to purchase up to an aggregate of 8,565,737 shares of Common Stock at an initial exercise price of $2.51 (the “Investor Warrants”). The shares of Common Stock issuable upon conversion of the Series K Preferred Stock are referred to as the “Series K Conversion Shares.” The shares of Common Stock issuable upon exercise of the Investor Warrants are referred to as the “Investor Warrant Shares.”

In connection with the Private Placement, pursuant to an engagement letter (the “GPN Agreement”) with GP Nurmenkari Inc. (“GPN”), the Company engaged GPN to act as a non-exclusive placement agent in connection with the Private Placement. Pursuant to the GPN Agreement, the Company agreed to (i) pay GPN a cash fee equal to 8% of the gross proceeds of the Private Placement (including any cash proceeds realized by the Company from the exercise of outstanding warrants of the Company), (ii) reimbursement and payment of certain expenses up to $10,000, and (iii) issue to GPN on the closing date of the Private Placement (the “Closing Date”), warrants to initially purchase up to 685,258 shares of Common Stock (which is equal to 8% of the aggregate number of shares of Common Stock initially underlying the Series K Preferred Stock issued in the Private Placement and upon exercise of any outstanding warrants of the Company), with terms identical to the Investor Warrants (the “Placement Agent Warrants” and, the Placement Agent Warrants together with the Investor Warrants, the “Private Placement Warrants”). The shares of Common Stock issuable upon exercise of the Placement Agent Warrants are referred to as the “Placement Agent Warrant Shares” and the shares of Common Stock issuable upon exercise of the Private Placement Warrants are referred to as the “Private Placement Warrant Shares.” The Series K Conversion Shares and the Private Placement Warrant Shares are collectively referred to as the “Series K Underlying Shares.”

Nasdaq Listing Rule 5635 requires that a listed company seek stockholder approval in certain circumstances, including prior to the issuance, in a transaction other than a public offering, of 20% or more of the Company’s outstanding Common Stock or voting power outstanding before the issuance at a price that is less than the lower of (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement in connection with such transaction or (ii) the average Nasdaq Official Closing Price of the Common Stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of such binding agreement (the “Minimum Price”). In connection with the Private Placement, we agreed to seek approval by our stockholders for the issuance of the Series K Underlying Shares.

Reasons for the Private Placement

As of December 31, 2025, our cash and cash equivalents totaled approximately $4,981,798. On April 27, 2026, at a duly held meeting of our Board, our Board determined that it was necessary to raise additional funds for the purpose of funding the transactions contemplated by that certain Joint Development and License Agreement, dated as of April 27, 2026, by and among the Company and Kopin (the “JDA”) and for general corporate purposes. We believe that the Private Placement, which yielded aggregate gross proceeds of approximately $21,500,000, was necessary in light of the anticipated transaction by the JDA and our cash, business development and funding requirements. In addition, at the time of the Private Placement, our Board considered numerous alternatives to the transactions, none of which proved to be feasible or, in the opinion of our Board, would have resulted in aggregate terms equivalent to, or more favorable than, the terms obtained in the Private Placement.

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The Securities Purchase Agreement

The Purchase Agreement obligates us to indemnify the applicable Investors and various related parties for certain losses including those resulting from (i) any misrepresentation or breach of any representation or warranty made by us or any subsidiary in any of the applicable transaction documents, (ii) any breach of any covenant, agreement or obligation of us or any subsidiary contained in any of the applicable transaction documents, and (iii) certain claims by third parties.

The Purchase Agreement contains certain representations and warranties, covenants and indemnification provisions customary for similar transactions, as well as the following additional covenants: (A) unless Stockholder Approval (as defined below) is obtained, the Company may not effect any Dilutive Issuance (as defined in the Series K Certificate of Designations), (B) until ninety (90) days following the earlier of (x) the date on which the resale by the Investors of all the Registrable Securities (as defined in the Series K Registration Rights Agreement) required to be filed on the initial Registration Statement pursuant to the Series K Registration Rights Agreement is declared effective by the SEC (and each prospectus contained therein is available for use on such date) or (y) the date on which the selling stockholders may sell their Series K Conversion Shares or shares of Common Stock issuable upon exercise of the Investor Warrants pursuant to Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), the Company may not issue, offer, sell, grant any option or right to purchase, or otherwise dispose of (or announce any issuance, offer, sale, grant of any option or right to purchase or other disposition of) any equity security or any equity-linked or related security, in each case of clauses (A) and (B) subject to certain exceptions set forth in the Series K Certificate of Designations. In addition, (A) until all of the Investor Warrants are no longer outstanding, the Company is prohibited from effecting or entering into an agreement to effect any subsequent placement involving a variable rate transaction, and (B) until the date on which no shares of Series K Preferred Stock remain outstanding, the Company must provide the holders of the Series K Preferred Stock the opportunity to participate in any subsequent securities offerings by us. Additionally, we agreed to hold a stockholder meeting, at which we would use our reasonable best efforts to solicit our stockholders’ affirmative vote for approval of our issuance of the Series K Preferred Stock, the Series K Conversion Shares, the Investor Warrants and the Investor Warrant Shares, each in accordance with applicable law and the rules and regulations of the Nasdaq Stock Market, LLC (“Stockholder Approval”) no later than June 26, 2026. The Issuance Proposal is intended to fulfill this covenant, however, we are also seeking approval of the issuance of the shares of Common Stock issuable upon conversion of the Company’s Series J Preferred Stock, the Waiver Warrants (as defined herein), the Placement Agent Warrants and the Consulting Warrants (as defined herein) pursuant to this Issuance Proposal.

The Series K Preferred Stock

The terms of the Series K Preferred Stock are as set forth in the Certificate of Designations of Preferences and Rights of the Series K Certificate of Designations, which was filed with the Secretary of State for the State of Delaware on April 27, 2026, prior to the closing of the Private Placement. The Series K Certificate of Designations was filed as Exhibit 3.2 to the Company’s Current Report on Form 8-K, filed with the SEC on April 28, 2026, and is incorporated herein by reference.

All shares of capital stock of the Company rank junior to the Series K Preferred Stock, with respect to the preferences as to dividends, distributions and payments upon the liquidation, dissolution and winding up of the Company.

The shares of Series K Preferred Stock are convertible into the Series K Conversion Shares at the election of the holder at any time at an initial conversion price of $2.51 per share (the “Series K Conversion Price”). The Series K Conversion Price is subject to customary adjustments for stock dividends, stock splits, reclassifications, stock combinations and the like (subject to certain exceptions) and subject to price-based adjustment in the event of any issuances of Common Stock, or securities convertible, exercisable or exchangeable for Common Stock, at a price below the then-applicable Series K Conversion Price (subject to certain exceptions). The Series K Conversion Price may also be voluntarily reduced by the Company to any amount and for any period of time deemed appropriate by the Board at any time with the prior written consent of the holders of at least a majority of the outstanding shares of Series K Preferred Stock, subject to the rules and regulations of Nasdaq and provided that such price will not be less than the lower of (x) $0.502, which was 20% of the “Minimum Price” (as defined in Rule 5635 of the Nasdaq Stock Market) on the date of the Purchase Agreement and (y) 20% of the “Minimum Price” (as defined in Rule 5635 of the Nasdaq Stock Market) on the date on which Stockholder Approval is obtained (the “Stockholder Approval Date”), in each case, subject to adjustment for stock splits, stock dividends, stock combinations, recapitalizations or other similar events, or, in any case, such lower amount as permitted, from time to time, by the Nasdaq Capital Market (the “Floor Price”).

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The holders of the shares of Series K Preferred Stock are entitled to dividends of 7% per annum (“Dividends”), compounded each calendar quarter, which are payable in arrears (i) on the first trading day of each calendar quarter (each, a “Dividend Date”), with the first Dividend Date being July 1, 2026, in cash out of funds legally available therefor; provided that a holder of the shares of Series K Preferred Stock and the Company may mutually agree to convert any Dividends into shares of Common Stock at a price to be mutually determined by the Company and such holder, which shall not be less than the Floor Price.

Upon the occurrence and during the continuance of a Triggering Event, the Series K Preferred Stock accrue dividends at the rate of 15% per annum.

The holders of the Series K Preferred Stock are entitled to vote with holders of the Common Stock on an as-converted basis, with the number of votes to which each holder of Series K Preferred Stock is entitled to be calculated assuming a conversion price of $2.51 per share, which was the Minimum Price applicable immediately before the execution and delivery of the Purchase Agreement, subject to certain beneficial ownership limitations as set forth in the Series K Certificate of Designations. Notwithstanding the foregoing, our ability to settle conversions using shares of Common Stock is subject to certain limitations set forth in the Series K Certificate of Designations, including a limit on the number of shares that may be issued until the time, if any, that we have obtained Stockholder Approval. Further, the Series K Certificate of Designations contains a certain beneficial ownership limitation which applies to each holder of the Series K Preferred Stock, after giving effect to the issuance of shares of Common Stock issuable upon conversion of the Series K Preferred Stock.

The Series K Certificate of Designations includes certain Triggering Events (as defined in the Series K Certificate of Designations), including, among other things, the suspension from trading or the failure of our Common Stock to be trading or listed (as applicable) on an eligible market for a period of five (5) consecutive trading days and the Company’s failure to pay any amounts due to the holders of the Series K Preferred Stock when due, subject to certain cure periods. Upon the occurrence of a Triggering Event, each holder of Series K Preferred Stock will be able to require the Company to redeem in cash any or all of the holder’s Series K Preferred Stock at a premium set forth in the Series K Certificate of Designations. Further, upon a Triggering Event, a holder of the Series K Preferred Stock, at such holder’s option, by delivery of a notice of conversion (“Triggering Event Conversion Notice”) to the Company, convert all, or any number of Series K Preferred Stock held by such holder into shares of Common Stock at a price equal to the lowest of (i) the applicable Series K Conversion Price as in effect on the applicable date of conversion, and (ii) the greater of (x) the Floor Price and (y) 80% of the lowest volume weighted average price of the Common Stock of any trading day during the twenty (20) consecutive trading day period ending and including the trading day immediately preceding the delivery or deemed delivery of the applicable Triggering Event Conversion Notice.

The Series K Certificate of Designations contains certain restrictive covenants including but not limited to: until the date on which less than 1,050 shares of the Series I Preferred Stock are outstanding, maintaining a minimum amount of unencumbered, unrestricted cash and cash equivalents on hand; until the date on which no Series K Preferred Stock are outstanding, (i) restrictions on incurring any indebtedness, subject to certain exceptions; (ii) restrictions on directly or indirectly, redeeming, repurchasing or declaring or paying any cash dividend or distribution on any of our capital stock (other than as required by the Certificate of Designations, the Series A Certificate of Designations, the Series H-7 Certificate of Designations, the Series I Certificate of Designations and Series J Certificate of Designations); and (iii) restrictions on directly or indirectly, permitting any of our indebtedness to mature or accelerate prior to the conversion of all the Series K Preferred Stock (subject to certain exceptions as set forth in the Series K Certificate of Designations).

There is no established public trading market for the Series K Preferred Stock and we do not intend to list the Series K Preferred Stock on any national securities exchange or nationally recognized trading system.

The Investor Warrants and Placement Agent Warrants

The Private Placement Warrants are exercisable for shares of Common Stock at an exercise price of $2.51 per share, and expire five years from the date of issuance. The exercise price of the Private Placement Warrants is subject to customary adjustments for stock dividends, stock splits, reclassifications, stock combinations and the like and subject to price-based adjustment in the event of any issuances of Common Stock, or securities convertible, exercisable or exchangeable for Common Stock, at a price below the then-applicable exercise price (subject to certain exceptions). The exercise price may also be voluntarily reduced by the Company to any amount and for any period of time deemed appropriate by the Board at any time with the prior written consent of the Required Holders (as defined in the Purchase Agreement), subject to the rules and regulations of the Nasdaq Stock Market LLC.

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A holder of the Private Placement Warrants may not exercise any portion of such holder’s Private Placement Warrants to the extent that the holder, together with its affiliates, would beneficially own more than 4.99% (or, at the election of the holder, 9.99%) of the Company’s outstanding shares of Common Stock immediately after exercise, except that upon at least 61 days’ prior notice from the holder to the Company, the holder may increase the beneficial ownership limitation to up to 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the exercise.

The Private Placement Warrants may be exercised for cash; provided that, if there is no effective registration statement available for resale of the Private Placement Warrant Shares, the applicable Private Placement Warrants may be exercised on a cashless basis.

There is no established public trading market for the Private Placement Warrants, and we do not intend to list the Private Placement Warrants on any national securities exchange or nationally recognized trading system.

The Series K Registration Rights Agreement

The Series K Preferred Stock, the Private Placement Warrants, the Series K Conversion Shares and Private Placement Warrant Shares have not been registered under the Securities Act. In connection with the Purchase Agreement, on April 27, 2026, the Company and the Investors entered into a Registration Rights Agreement (the “Series K Registration Rights Agreement”), pursuant to which the Company is required to (A) file a resale registration statement (the “Series K Registration Statement”) with the SEC to register for resale promptly following the Closing Date, but in no event later than 30 calendar days after the Closing Date, the sum of (i) 200% of the maximum number of Series K Conversion Shares issuable upon conversion of the Series K Preferred Stock ((x) assuming for purposes hereof that the Series K Preferred Stock are convertible at the Floor Price and (y) any such conversion shall not take into account any limitations on the conversion of the Series K Preferred Stock set forth in the Series K Certificate of Designations) and (ii) 200% of the maximum number of Investor Warrant Shares issuable upon exercise of the Investor Warrants (without taking into account any limitations on the exercise of such Investor Warrants as set forth therein), in each case subject to the adjustments set forth in the Series K Certificate of Designations and Investor Warrants, as applicable, (B) have such Series K Registration Statement declared effective by the Effectiveness Deadline (as defined in the Series K Registration Rights Agreement and as may be amended from time to time), and (C) maintain the registration until the earlier of (x) the date on which the selling stockholders may sell their Series K Conversion Shares or Investor Warrant Shares without restriction pursuant to Rule 144 under the Securities Act, and (y) the date on which the selling stockholders no longer hold any such Series K Conversion Shares or such Investor Warrant Shares. The Company will be obligated to pay certain liquidated damages to the investors if the Company fails to file the Series K Registration Statement when required, fails to cause the Series K Registration Statement to be declared effective by the SEC when required, or fails to maintain the effectiveness of the Series K Registration Statement pursuant to the terms of the Series K Registration Rights Agreement.

The Joint Development and License Agreement

On April 27, 2026, the Company entered into the JDA, by and between the Company and Kopin, pursuant to which the Company and Kopin agreed to collaborate on the development and commercialization of Kopin’s interface for GPU-to-GPU connectivity technology and will work together to develop a prototype and demonstration version of the Project Technology (as defined below) in accordance with one or more statements of work or purchase orders (each, a “Development Plan”) agreed in writing between the parties from time to time, which shall set out the scope, deliverables, timelines and other relevant terms of the applicable development activities. Any data communications chip technology that is to be developed by either party in performance of any Development Plan is herein referred to as the “Project Technology.”

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Pursuant to the JDA, the Company has agreed to pay Kopin up to $15,000,000 for the development of the Project Technology through achievement of at least one successful prototype demonstrations (a “Successful Demo”) in accordance with the Development Plan(s) and the funding schedule agreed by the parties (the “Development Funds”). The Company has agreed to issue an initial purchase order of $5,000,000 within 10 business days after the date on which the JDA was entered into, and payable within ten business days of Kopin’s receipt of such purchase order. Further, the Company agreed that it will ensure that at least $5,000,000 of funds are available in a segregated account to cover Development Plan needs. Following this initial purchase order, the Company will pay Kopin the remaining Development Funds in installments in accordance with a time-based funding schedule agreed by the parties as part of the applicable Development Plan. Following achievement of a Successful Demo, the parties agreed to negotiate in good faith for a period of one year to agree upon a funding, development, manufacturing and commercialization plan for production deployment of the Project Technology, as agreed in writing by the parties (the “Production Plan”), which is expected to include an additional payment by the Company of approximately $15,000,000 to $25,000,000.

Pursuant to the JDA, Kopin must (i) provide the Company with periodic written reports not less than once per month concerning all material activities undertaken in respect of the applicable Development Plan, (ii) keep the Company informed on a timely basis concerning all material progress in the applicable Development Plan, and (iii) at the Company’s reasonable written request, from time to time, provide the Company with information relating to the progress of the applicable Development Plan.

In further consideration for Kopin’s contributions pursuant to the JDA, the Company initially delivered to Kopin (the “Series J Issuance”) that number of shares of Series J Preferred Stock constituting 19.9% of the pro forma fully-diluted outstanding shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), excluding shares of common stock underlying unexercised options, warrants, and other common stock equivalents, subject to certain anti-dilution adjustments upon the sale or issuance of Common Stock or common stock equivalents, or the conversion or exercise of outstanding common stock equivalents as further described below. Pursuant to the JDA, the Company agreed to take all actions necessary to give full force and effect to the adjustment provisions set forth in the Certificate of Designations Series J Convertible Preferred Stock (the “Series J Certificate of Designations”), including through the issuance of additional shares of Series J Preferred Stock to Kopin in such amounts as may be required to ensure that the number of shares of Series J Preferred Stock issued to Kopin are convertible into the Maximum Issuance (as defined below) upon each Dilutive Issuance or Dilutive Conversion (as each term is defined below), as applicable, in accordance with the terms of the Series J Certificate of Designations. The Series K Conversion Shares, the Private Placement Warrant Shares and the Series J Conversion Shares (as defined below) are collectively referred to as the “Underlying Shares.”

The issuance of the Series J Preferred Stock is exempt from the registration requirements of the Securities Act pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D of the Securities Act and in reliance on similar exemptions under applicable state laws. Kopin has represented to the Company that it is an accredited investor within the meaning of Rule 501(a) of Regulation D and that it is acquiring the applicable securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof.

Series J Convertible Preferred Stock

The terms of the Series J Preferred Stock are as set forth in the Series J Certificate of Designations, which was filed and became effective with the Secretary of State of the State of Delaware on April 27, 2026. The Series J Certificate of Designations was filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K, filed with the SEC on April 28, 2026, and is incorporated herein by reference.

The Series J Preferred Stock are convertible into shares of Common Stock (the “Series J Conversion Shares”) at the election of the holder at any time at an initial conversion price of $2.51 (the “Series J Conversion Price”), which such Series J Conversion Price is subject to customary adjustments for stock dividends, stock splits, reclassifications and the like.

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The shares of Series J Preferred Stock rank (i) pari passu to shares of the Company’s Series H-7 Preferred Stock, and any other class or series of capital stock expressly designated as pari passu with the Series J Preferred Stock (“Parity Stock”) and (ii) senior to the Company’s Series A Junior Participating Preferred Stock, par value $0.0001 per share,, the Series H Convertible Preferred Stock, par value $0.0001 per share, the Series H-3 Convertible Preferred Stock, par value $0.0001 per share, the Series H-6 Preferred Stock, the Series I Preferred Stock and any other class or series of capital stock of the Company that is not expressly designated as Parity Stock or senior in rank to the Series J Preferred Stock (“Senior Preferred Stock”) (such non-designated stock, “Junior Stock”), with respect to the preferences as to dividends, distributions and payments upon the liquidation, dissolution and winding up of the Company.

The number of Series J Conversion Shares initially may not exceed 291,049 (the “Maximum Issuance”); provided, however, that upon (1) the sale and issuance, in one or more offerings, of any Common Stock or any securities entitling any person to acquire shares of Common Stock (such issuance, a “Dilutive Issuance”) or (2) the issuance of Common Stock (a “Dilutive Conversion”) in connection with any conversions or exercises of any common stock equivalents that are (x) outstanding as of April 27, 2026 or (y) approved for grant by the Board on April 27, 2026, and not yet issued or outstanding as of such date (the “Existing Common Stock Equivalents”), the Maximum Issuance (b) shall be increased to equal the sum of (i) the Maximum Issuance immediately prior to the date of such Dilutive Issuance or Dilutive Conversion, plus (ii) 0.1999 shares of Common Stock for each share of Common Stock issued in connection with such Dilutive Issuance or Dilutive Conversion, as the case may be. Notwithstanding anything to the contrary contained in the Series J Certificate of Designations, once an adjustment to the Maximum Issuance has been made in respect of (A) Dilutive Issuances, and (B) any exercises for cash of Existing Common Stock Equivalents, in an aggregate amount equal to $50 million, no further adjustments shall be made for any subsequent Dilutive Conversions or Dilutive Issuances. For the avoidance of doubt, no adjustment to the Maximum Issuance may be made with respect to a Dilutive Issuance or Dilutive Conversion to the extent that the shares of Common Stock issued in connection therewith previously resulted in an adjustment to the Maximum Issuance.

Except as expressly set forth in the Series J Certificate of Designations or as otherwise required by law, the provisions of the Company’s Amended and Restated Certificate of Incorporation, as amended, the Series J Preferred Stock do not have any voting rights prior to the conversion thereof into shares of Common Stock; provided, however, that upon any such conversion of the Series J Preferred Stock into shares of Common Stock, the holders of such converted shares shall be entitled to full voting rights as holders of Common Stock.

Notwithstanding the foregoing, without the prior express consent of the Required Holders (as defined in the Series J Certificate of Designations), voting together as a single class, the Company may not (a) amend or repeal any provision of, or add any provision to, its Charter or Bylaws, as amended, or file any certificate of designations or articles of amendment of any series of shares of preferred stock, if such action would adversely alter or change in any respect the preferences, rights, privileges or powers, or restrictions provided for the benefit of the Series J Preferred Stock; (b) increase or decrease (other than by conversion) the authorized number of Series J Preferred Stock; (c) create or authorize (by reclassification or otherwise) any new Senior Preferred Stock or Parity Stock; (d) purchase, repurchase or redeem any shares of Junior Stock (other than pursuant to the terms of the Company’s equity incentive plans and options and other equity awards granted under such plans (that have in good faith been approved by the Board)); (e) pay dividends or make any other distribution on any shares of any Junior Stock; (f) issue any shares of Series J Preferred Stock other than as contemplated by the Series J Certificate of Designations; or (g) circumvent a right of the Series J Preferred Stock under the Series J Certificate of Designations.

The holders of the Series J Preferred Stock are entitled to dividends of 6% per annum accruing daily, which are payable semi-annually on each June 30 and December 31 (each, a “Dividend Payment Date”) during the period in which any shares of Series J Preferred Stock remain outstanding. Dividends are payable in cash; provided, however, that the Company may, at its sole option, elect to pay any dividend in kind by issuing to the applicable holders of Series J Preferred Stock additional shares of Series J Preferred Stock having an aggregate stated value equal to the amount of the dividend then due (each such payment, a “PIK Dividend”). If the Company elects to pay a PIK Dividend, the stated value of the applicable Series J Preferred Stock shall be increased by the amount of such PIK Dividend, or the Company will issue additional shares of Series J Preferred Stock to the holder of Series J Preferred Stock reflecting such PIK Dividend. If, on a Dividend Payment Date, dividends on the Series J Preferred Stock have not been declared and paid in full, such unpaid dividends shall continue to accrue daily from and after the initial Dividend Payment Date and will compound on a semi-annual basis at the applicable rate for the Series J Preferred Stock on each subsequent Dividend Payment Date until paid in full.

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Pursuant to the Series J Certificate of Designations, the Company is required to hold a meeting of its stockholders not later than July 26, 2026, to seek approval under Nasdaq Stock Market Rule 5635(d) for the issuance of shares of Common Stock in excess of 19.99% of the Company’s issued and outstanding shares of Common Stock at prices below the “Minimum Price” (as defined in Rule 5635 of the Rules of the Nasdaq Stock Market) on the date of the JDA pursuant to the terms of the Series J Preferred Stock.

There is no established public trading market for the Series J Preferred Stock and the Company does not intend to list the Series J Preferred Stock on any national securities exchange or nationally recognized trading system.

Omnibus Amendments and Waiver Warrants

On April 27, 2026, the Company entered into an Omnibus Waiver, Consent, Notice and Amendment Agreement (the “Series H-7 Omnibus Amendment”) with the Required Holders (as defined in the Series H-7 Certificate of Designations), pursuant to which, the Required Holders agreed to amend and restate the Series H-7 Certificate of Designations by filing an Amended and Restated Certificate of Designations of the Series H-7 Preferred Stock (the “Amended and Restated Series H-7 Certificate of Designations”) with the Secretary of State of the State of Delaware. The Amended and Restated Series H-7 Certificate of Designations (i) extends the maturity date of the Series H-7 Convertible Preferred Stock to October 27, 2027, and (ii) removes the amortization payments and related terms and covenants.

On April 27, 2026, the Company entered into an Omnibus Waiver, Consent, Notice and Amendment Agreement (the “Series I Omnibus Amendment” and together with the Series H-7 Omnibus Amendment, the “Omnibus Amendments”) with the Required Holders (as defined in the Series I Certificate of Designations), pursuant to which, the Required Holders agreed to amend and restate the Series I Certificate of Designations by filing an Amended and Restated Certificate of Designations of the Series I Preferred Stock (the “Amended and Restated Series I Certificate of Designations”) with the Secretary of State of the State of Delaware. The Amended and Restated Series I Certificate of Designations (i) extends the maturity date of the Series I Convertible Preferred Stock to October 27, 2027, and (ii) removes the amortization payments and related terms and covenants.

Pursuant to the Omnibus Amendments, the Company issued to the Required Holders, warrants to purchase up to an aggregate of 1,000,000 shares of the Company’s Common Stock (the “Waiver Warrants”), pro rata based on the number of shares of Series H-7 Preferred Stock and Series I Preferred Stock held as of the date of the Omnibus Amendments.

The Waiver Warrants are exercisable for shares of Common Stock at an exercise price of $5.00 per share and expire five years from the date of issuance. The exercise price of each Waiver Warrant is subject to customary adjustments for stock dividends, stock splits, reclassifications, stock combinations and the like (in each case, subject to certain exceptions).

A holder of the Waiver Warrants may not exercise any portion of such holder’s Waiver Warrants to the extent that the holder, together with its affiliates, would beneficially own more than 4.99% (or, at the election of the holder, 9.99%) of the Company’s outstanding shares of Common Stock immediately after exercise, except that upon at least 61 days’ prior notice from the holder to the Company, the holder may increase the beneficial ownership limitation to up to 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the exercise.

There is no established public trading market for the Waiver Warrants and the Company does not intend to list the Waiver Warrants on any national securities exchange or nationally recognized trading system.

The Waiver Warrants and shares of Common Stock issuable upon exercise of such Waiver Warrants (the “Waiver Warrant Shares”) were issued pursuant to an exemption from registration requirements of the Securities Act, pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D of the Securities Act and in reliance on similar exemptions under applicable state laws.

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Consulting Agreement with JD Advisors, LLC

On August 4, 2025, the Company entered into a consulting services agreement (the “Prior Altucher Consulting Agreement”) with James Altucher and Z-List Media, Inc. (the “Prior Consultants”), pursuant to which, the Prior Consultants agreed to provide certain consulting services to the Company.

On April 27, 2026, the Company and the Prior Consultants agreed to amend and restate the Prior Altucher Consulting Agreement by entering into an amended and restated consulting services agreement (the “Altucher Consulting Agreement”) by and between the Company and JD Advisors, LLC, an affiliate of the Prior Consultants (the “Consultant”). Pursuant to the Altucher Consulting Agreement, the Consultant agreed to provide certain consulting services to the Company, including but not limited to: contributing to product development and roadmap decisions, leading and advising on marketing strategy, branding and go-to-market execution, assisting with recruiting, hiring and team-building efforts, managing and guiding social media presence and communications and supporting general management initiatives across the business and any other consulting or advisory services which the Company reasonably requests that the Consultant provide to the Company. The Altucher Consulting Agreement has a term of two years unless earlier terminated pursuant to the terms of the Altucher Consulting Agreement or upon the mutual written consent of the Company and the Consultant in accordance with the terms of the Altucher Consulting Agreement.

Pursuant to the Altucher Consulting Agreement, and subject to the Consultant entering into a warrant cancellation agreement for the purpose of cancelling previously issued warrants to purchase up to 900,000 shares of Common Stock under the Prior Altucher Consulting Agreement, the Company issued to the Consultant warrants to purchase up to an aggregate of 900,000 shares of Common Stock, consisting of: (i) a warrant to purchase up to 300,000 shares of Common Stock at an exercise price of $3.00 per share, which is immediately exercisable upon issuance (the “First Tranche Warrant”), (ii) a warrant to purchase up to 200,000 shares of Common Stock at an exercise price of $6.00 per share, which is exercisable six months from the date of issuance (the “Second Tranche Warrant”), (iii) a warrant to purchase up to 200,000 shares of Common Stock at an exercise price of $9.00 per share (the “Third Tranche Warrant”), which is exercisable twelve months from the date of issuance, and (iv) a warrant to purchase up to 200,000 shares of Common Stock at an exercise price of $12.00 per share (the “Fourth Tranche Warrant” and together with the First Tranche Warrant, the Second Tranche Warrant and the Third Tranche Warrant, the “Consulting Warrants”), which is exercisable eighteen months from the date of issuance, in each case, with each Consulting Warrant subject to exercisability, forfeiture and such other terms as set forth therein and having a term of five years from the date of the applicable issuance.

There is no established public trading market for the Consulting Warrants and the Company does not intend to list the Consulting Warrants on any national securities exchange or nationally recognized trading system.

The Consulting Warrants and shares of Common Stock issuable upon exercise of such Consulting Warrants (the “Consulting Warrant Shares”) were issued pursuant to an exemption from registration requirements of the Securities Act, pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D of the Securities Act and in reliance on similar exemptions under applicable state laws.

Effect of Issuance of the Securities

The shares of Series K Preferred Stock are initially convertible into up to an aggregate of 8,565,737 shares of our Common Stock at the initial Series K Conversion Price, the Investor Warrants are initially exercisable into up to an aggregate of 8,565,737 shares of our Common Stock at the initial exercise price of $2.51 per share. The Placement Agent Warrants are initially exercisable into up to an aggregate of 685,258 shares of our Common Stock at the initial exercise price of $2.51 per share.

The 51,575 shares of Series J Preferred Stock initially issued are convertible into a number of shares represented by the Maximum Issuance described above, provided, however, that upon (1) a Dilutive Issuance or (2) a Dilutive Conversion in connection with any conversions or exercises of any Existing Common Stock Equivalents, the Maximum Issuance (b) shall be increased to equal the sum of (i) the Maximum Issuance immediately prior to the date of such Dilutive Issuance or Dilutive Conversion, plus (ii) 0.1999 shares of Common Stock for each share of Common Stock issued in connection with such Dilutive Issuance or Dilutive Conversion, as the case may be. Notwithstanding anything to the contrary contained in the Series J Certificate of Designations, once an adjustment to the Maximum Issuance has been made in respect of (A) Dilutive Issuances, and (B) any exercises for cash of Existing Common Stock Equivalents, in an aggregate amount equal to $50 million, no further adjustments shall be made for any subsequent Dilutive Conversions or Dilutive Issuances. For the avoidance of doubt, no adjustment to the Maximum Issuance may be made with respect to a Dilutive Issuance or Dilutive Conversion to the extent that the shares of Common Stock issued in connection therewith previously resulted in an adjustment to the Maximum Issuance.. Pursuant to the JDA, the Company agreed to take all actions necessary to give full force and effect to the adjustment provisions set forth in the Series J Certificate of Designation, including through the issuance of additional shares of Series J Preferred Stock to Kopin in such amounts as may be required to ensure that the number of shares of Series J Preferred Stock issued to Kopin are convertible into the Maximum Issuance upon each Dilutive Issuance or Dilutive Conversion, as applicable, in accordance with the terms of the Series J Certificate of Designations.

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In the event that we issue shares of Common Stock, or securities convertible, exercisable or exchangeable for Common Stock, at a price below the then-applicable Series K Conversion Price or exercise price of the Private Placement Warrants, the aggregate number of shares of Common Stock issuable upon the conversion of the Series K Preferred Stock and the exercise of the Private Placement Warrants would be greater than the number issuable at the current Series K Conversion Price and/or current exercise price, as applicable. In the event of a Dilutive Issuance, the aggregate number of shares of Common Stock issuable upon conversion of the Series J Preferred Stock would be greater than the number of Series J Conversion Shares currently issuable.

The potential issuance of Underlying Shares, Waiver Warrant Shares and Consulting Warrant Shares would result in an increase in the number of shares of Common Stock outstanding, and our stockholders will incur dilution of their percentage ownership to the extent that the Series K Preferred Stock and Series J Preferred Stock is converted or the Private Placement Warrants, Waiver Warrants or Consulting Warrants are exercised, or additional shares, if any, of Common Stock are issued pursuant to the terms of the Series K Preferred Stock, the Series J Preferred Stock, the Private Placement Warrants, the Waiver Warrants or the Consulting Warrants. Because of potential adjustments to the number of shares of Common Stock issuable upon conversion of the Series K Preferred Stock and exercise of the Private Placement Warrants issued in connection with the Private Placement, the exact magnitude of the dilutive effect of the Series K Preferred Stock and the Private Placement Warrants cannot be conclusively determined. In addition, because of adjustments to the Maximum Issuance of the Series J Preferred Stock upon each Dilutive Issuance or Dilutive Conversion the exact magnitude of the dilutive effect cannot be conclusively determined. However, the dilutive effect may be material to our current stockholders.

The Issuance Proposal

Nasdaq Listing Rule 5635(d) requires us to obtain stockholder approval prior to the issuance of securities in connection with a transaction other than a public offering involving the sale, issuance or potential issuance by us of our Common Stock (or securities convertible into or exercisable for our Common Stock), which equals 20% or more of our Common Stock or 20% or more of the voting power outstanding immediately prior to the issuance at a price less than the Minimum Price. In the case of the Private Placement, the Series J Issuance, Waiver Warrants and the Consulting Warrants, the 20% threshold is determined based on the shares of our Common Stock outstanding immediately preceding the signing of the Purchase Agreement, JDA, Omnibus Amendments and Altucher Consulting Agreement, each of which were signed on April 27, 2026.

Immediately prior to the execution of the Purchase Agreement, JDA, Omnibus Amendments and Altucher Consulting Agreement, we had 1,455,975 shares of Common Stock issued and outstanding. Therefore, the potential issuance of the Underlying Shares, Waiver Warrant Shares and Consulting Warrant Shares would have constituted, or will constitute, greater than 20% of the shares of Common Stock issued and outstanding prior to giving effect to the Private Placement, Series J Issuance, Waiver Warrants and Consulting Warrants. We are seeking stockholder approval under Nasdaq Listing Rule 5635(d) for the sale, issuance or potential issuance by us of our Common Stock (or securities convertible into or exercisable for our Common Stock) in excess of 291,195 shares, which is 20% of the shares of Common Stock issued and outstanding on the date of entry into the Purchase Agreement, JDA, Omnibus Amendments and Altucher Consulting Agreement.

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We generally have no control over whether the holders of the Series K Preferred Stock or Series J Preferred Stock convert their shares of Series K Preferred Stock or Series J Preferred Stock, whether the Warrant holders exercise their Warrants. Additionally, the Series K Conversion Price and exercise price of the Private Placement Warrants is subject to price-based adjustments in the event of any issuances of Common Stock, or securities convertible, exercisable or exchangeable for Common Stock, at a price below the then-applicable Series K Conversion Price or exercise price of the Private Placement Warrants (subject to certain exceptions). For these reasons, we are unable to accurately forecast or predict with any certainty the total amount of Underlying Shares that may be issued. Under certain circumstances, however, it is possible, that we will issue more than 20% of our outstanding shares of Common Stock in the aggregate to the holders of the Series K Preferred Stock, Series J Preferred Stock and Warrants. Therefore, we are seeking stockholder approval under this proposal to issue more than 20% of our outstanding shares of Common Stock, if necessary, to the current or future holders of the Series K Preferred Stock, Series J Preferred Stock and/or Warrants.

Any transaction requiring approval by our stockholders under Nasdaq Listing Rule 5635(d) would likely result in a significant increase in the number of shares of our Common Stock outstanding, and, as a result, our current stockholders will own a smaller percentage of our outstanding shares of Common Stock.

Future issuances of securities in connection with the Private Placement and JDA, if any, may cause a significant reduction in the percentage interests of our current stockholders in voting power, any liquidation value, our book and market value, and any future earnings. Further, the issuance or resale of Common Stock issued to the holders of the Series J Preferred Stock, Series K Preferred Stock or Warrants could cause the market price of our Common Stock to decline. In addition to the foregoing, the increase in the number of issued shares of Common Stock in connection with the Private Placement and JDA may have an incidental anti-takeover effect in that additional shares could be used to dilute the stock ownership of parties seeking to obtain control of us. The increased number of issued shares could discourage the possibility of, or render more difficult, certain mergers, tender offers, proxy contests or other change of control or ownership transactions.

Under the Nasdaq Listing Rules, we are not permitted (without risk of delisting) to undertake a transaction that could result in a change in control of us without seeking and obtaining separate stockholder approval.

Consequences of Not Approving this Proposal

After extensive efforts to raise capital on more favorable terms, we believed that the Private Placement was the only viable financing alternative available to us at the time. Unless we obtain stockholder approval for this Issuance Proposal, we will be required to incur additional costs in order to hold an additional stockholder meeting within 90 days to seek such approval, and if approval is still not obtained, to hold additional stockholder meetings semi-annually thereafter, as required under the Purchase Agreement. Further, until such time as we obtain stockholder approval for this Issuance Proposal, we will not be able to effect any conversions of Series K Preferred Stock or Series J Preferred Stock and any exercises of the Warrants in excess of 19.99% of the shares of Common Stock issued and outstanding on the date of entry into the Purchase Agreement, JDA, Omnibus Amendments and Altucher Consulting Agreement.

Additionally, pursuant to the Purchase Agreement: (A) unless Stockholder Approval is obtained, the Company may not effect (i) any Dilutive Issuance (as defined in the Series K Certificate of Designations) or (ii) without the prior written consent of the Required Holders (as defined in the Series K Certificate of Designations), issue or sell (or enter into any agreement or publicly announce the intention to grant, issue or sell) securities containing any anti-dilution price-based adjustments, and (B) until ninety (90) days following the earlier of (x) the date on which the resale by the Investors of all the Registrable Securities (as defined in the Series K Registration Rights Agreement) required to be filed on the initial Registration Statement pursuant to the Series K Registration Rights Agreement is declared effective by the SEC (and each prospectus contained therein is available for use on such date) or (y) the date on which the selling stockholders may sell their Series K Conversion Shares or shares of Common Stock issuable upon exercise of the Investor Warrants without restriction pursuant to Rule 144 under the Securities Act, we may not issue, offer, sell, grant any option or right to purchase, or otherwise dispose of (or announce any issuance, offer, sale, grant of any option or right to purchase or other disposition of) any equity security or any equity-linked or related security.

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Interests of Certain Persons

When you consider our Board’s recommendation to vote in favor of this proposal, you should be aware that our directors and executive officers and existing stockholders may have interests that may be different from, or in addition to, the interests of other of our stockholders. In particular, Iroquois Capital Investment Group, LLC (“ICIG”), which beneficially owns more than 5% of our voting securities, and its affiliate Iroquois Master Fund Ltd. (“IMF”), participated in the Private Placement. ICIG and IMF may be unable to convert all of the shares of Series K Preferred Stock and exercise all of the Investor Warrants issued to them in connection with the Private Placement if the Issuance Proposal is not approved by our stockholders. ICIG and IMF, together, may, by virtue of the issuance of the Series K Conversion Shares and Private Placement Warrant Shares to which each is entitled upon conversion of their respective Series K Preferred Stock at the initial Series K Conversion Price or exercise of their respective Investor Warrants at the initial exercise price, respectively, acquire rights to a majority of the voting power of us, based on the number of shares of Common Stock outstanding as of the Record Date.

Further Information

The terms of the Purchase Agreement, the Series K Registration Rights Agreement, the Private Placement Warrants, the JDA, the Series K Certificate of Designations, the Series J Certificate of Designations, Waiver Warrants and Consulting Warrants are only briefly summarized above. For further information, please refer to the forms of the Purchase Agreement, the Series K Registration Rights Agreement, the Private Placement Warrants, the JDA, Series J Certificate of Designations, Series K Certificate of Designations, Waiver Warrants and Consulting Warrants which were filed with the SEC as exhibits to our Current Report on Form 8-K filed on April 28, 2026, and are incorporated herein by reference. The discussion herein is qualified in its entirety by reference to the filed documents.

Vote Required

The affirmative vote of a majority of the votes cast by the stockholders present or represented by proxy at the Annual Meeting and entitled to vote on this proposal, voting affirmatively or negatively (excluding abstentions and broker non-votes), is required to adopt the proposal to approve the Issuance Proposal. “ABSTAIN” votes will have no effect on the outcome of the Issuance Proposal. Because the Issuance Proposal is not considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, will not be able to vote your shares without your instruction with respect to the Issuance Proposal. As a result, the failure to instruct your bank, broker, trustee or other nominee as to how to vote on the Issuance Proposal will result in a broker non-vote, which will have no effect on the results of this vote..

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ISSUANCE PROPOSAL AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE PROPOSAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

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AUDIT COMMITTEE MATTERS

Audit Committee Report

The Audit Committee assists the Board in its general oversight of the Company’s financial reporting processes. The Audit Committee Charter describes in greater detail the full responsibilities of the Audit Committee. During each fiscal year, the Audit Committee reviews the Company’s financial statements, management reports, internal control over financial reporting and audit matters. In connection with these reviews, the Audit Committee meets with management and independent public accountants at least once each quarter. The Audit Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. These meetings include, whenever appropriate, executive sessions in which the Audit Committee meets separately with the independent public accountants, financial management personnel and legal counsel.

As part of its review of audit matters, the Audit Committee supervises the relationship between the Company and its independent registered public accountants, including: having direct responsibility for their appointment, compensation and retention; reviewing the scope of their audit services; approving audit and non-audit services; and confirming the independence of the independent public accountants. Together with senior members of the Company’s financial management team, the Audit Committee reviewed the overall audit scope and plans of the independent public accountants, the results of external audit examinations, and evaluations by management of the Company’s internal control over financial reporting and the quality of the Company’s financial reporting.

In addition, the Audit Committee reviewed key initiatives and programs aimed at designing and maintaining an effective internal and disclosure control structure. As part of this process, the Audit Committee continued to monitor the scope and adequacy of the steps taken to maintain the effectiveness of internal procedures and controls.

In performing all of these functions, the Audit Committee acts in an oversight capacity. The Audit Committee reviews and discusses the quarterly and annual consolidated financial statements with management, and the Company’s independent public accountants prior to their issuance. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which is responsible for establishing and maintaining adequate internal control over financial reporting, preparing the financial statements and other reports and maintaining policies relating to legal and regulatory compliance, ethics and conflicts of interest. Stephano Slack LLC was responsible for performing an independent audit of the consolidated financial statements for the fiscal year ended December 31, 2025 and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America. The Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements and related footnotes for the fiscal year ended December 31, 2025, and the former independent auditor’s report on those financial statements, with management and with our former independent auditor for the fiscal year ended December 31, 2024, Marcum LLP.

The Audit Committee has reviewed with the independent public accountants the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC, including a discussion with management and the independent public accountants of the quality (and not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant estimates and judgments and the disclosures in the Company’s financial statements. In addition, the Audit Committee reviewed and discussed with Stephano Slack LLC matters related to its independence, including a review of audit and non-audit fees and the written disclosures in the letter from Stephano Slack LLC to the Audit Committee required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent public accountants’ communication with the Audit Committee concerning independence. The Audit Committee concluded that Stephano Slack LLC is independent from the Company and its management.

Taking all these reviews and discussions into account, the Audit Committee recommended to the Board that the audited financial statements be included in Fabric.AI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, that was filed with the SEC.

AUDIT COMMITTEE

Greg Schiffman (Chairman)

Sebastian Giordano

Zvi Joseph

The Report of the Audit Committee set forth in this Proxy Statement shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C under the Exchange Act or to the liabilities of Section 18 of the Exchange Act. In addition, it shall not be deemed incorporated by reference by any statement that incorporates this Proxy Statement by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference.

Pre-Approval Policies and Procedures

Under the Audit Committee’s pre-approval policies and procedures, the Audit Committee is required to pre-approve the audit and non-audit services performed by our independent registered public accounting firms. On an annual basis, the Audit Committee pre-approves a list of services that may be provided by the independent registered public accounting firms without obtaining specific pre-approval from the Audit Committee.

The Audit Committee has delegated pre-approval authority to the Audit Committee chairman and any pre-approved actions by the Audit Committee chairman as designee are reported to the Audit Committee for approval at its next scheduled meeting.

All of the services rendered by Stephano Slack LLC, Marcum LLP and CBIZ CPAs P.C. in the fiscal years ended December 31, 2025, and 2024 were pre-approved by the Audit Committee.

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PROPOSAL NO. 3 - AUDITOR RATIFICATION PROPOSAL

The Audit Committee has appointed Stephano Slack LLC as the independent registered public accounting firm for the fiscal year ending December 31, 2026, subject to stockholder ratification. The Board proposes that the stockholders ratify, in a non-binding vote, this appointment.

The Audit Committee has reviewed the independence of Stephano Slack LLC as auditor. The Audit Committee has concluded that Stephano Slack LLC is independent and that it is in the best interests of the Company and its stockholders to retain Stephano Slack LLC as independent auditor for 2026.

No representative of Stephano Slack LLC will be present at the Annual Meeting.

Marcum LLP served as the Company’s independent registered public accounting firm from September 21, 2022 until April 10, 2025. As previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on April 11, 2025, based on information provided by Marcum LLP, CBIZ CPAs P.C. acquired the attest business of Marcum LLP, effective November 1, 2024. Marcum LLP continued to serve as the Company’s independent registered public accounting firm through April 10, 2025. On April 10, 2025, the Company terminated its relationship with Marcum LLP as the Company’s independent registered accounting firm and, with the approval of the Audit Committee of the Company’s Board of Directors, engaged CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. On September 18, 2025 the Company terminated its relationship with CBIZ CPAs P.C. as the Company’s independent registered accounting firm and on September 19, 2025, with the approval of the Audit Committee of the Company’s Board of Directors, engaged Stephano Slack LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

CBIZ CPAs did not issue any audit report during the period of its engagement.

From April 10, 2025 through September 18, 2025, the date of CBIZ CPAs P.C.’s dismissal, there were (a) no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and CBIZ CPAs P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of CBIZ CPAs P.C., would have caused CBIZ CPAs P.C. to make reference to such disagreement in its reports, if such reports had been issued, and (b) no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions), except for the material weakness in the Company’s internal control over financial reporting due to: (i) the fact that the Company was unable to document, formalize, implement and revise where necessary controls, policies and procedure documentation to evidence a system of controls, inclusive of IT controls, including testing of such controls that is consistent with the Company’s current personnel and available resources; (ii) the failure to document, maintain and test effective control activities over the Company’s control environment, risk assessment, information technology and monitoring components; and (iii) the Company’s insufficient segregation of duties, oversight of work performed and lack of compensating controls in the Company’s finance and accounting functions, including, without limitation, the processing, review and authorization of all routine and non-routine transactions, due to limited personnel and resources, each as disclosed in the Company’s Annual Report for the fiscal year ended December 31, 2024.

During the fiscal years ended December 31, 2024, and December 31, 2023, and the subsequent interim period through September 19, 2025, the Company did not consult with Stephano Slack LLC regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or (ii) any matter that was either the subject of a disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K and the related instructions).

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Fees Paid to Stephano Slack LLC

The following table sets forth the aggregate fees billed by Stephano Slack LLC for professional services rendered for the fiscal years ended December 31, 2025 and 2024.

	2025	2024
Audit Fees:(1)	$57,373	$-
Audit-Related Fees:(2)	-	-
Tax Fees:(3)	-	-
All Other Fees:(4)	-	-
Total	$57,373	$-

(1)	Audit Fees include fees for services rendered for the audit of our annual financial statements, the review of financial statements included in our Quarterly Reports on Form 10-Q, assistance with and review of documents filed with the SEC and consents and other services normally provided in connection with regulatory filings.

(2)	Audit-Related Fees principally include fees incurred for due diligence in connection with potential transactions and accounting consultations.

(3)	Tax Fees would include fees for services rendered for tax compliance, tax advice, and tax planning.

(4)	All Other Fees would include fees that do not constitute Audit Fees, Audit-Related Fees, or Tax Fees.

Approval of Independent Registered Public Accounting Firm Services and Fees

The Board requests that stockholders ratify the appointment of Stephano Slack LLC as the independent registered public accounting firm to conduct the audit of our financial statements for the fiscal year ending December 31, 2026. In the event that the stockholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the fiscal year if the Board determines that such a change could be in the best interest of our stockholders.

Vote Required

The affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal, voting affirmatively or negatively (excluding abstentions and broker non-votes), is required to adopt the proposal to ratify the appointment of Stephano Slack LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2026. “ABSTAIN” votes will have no effect on the outcome of the Auditor Ratification Proposal. Because the Auditor Ratification Proposal is considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, may vote your shares without your instruction with respect to the Auditor Ratification Proposal unless you instruct them otherwise. Failure by a bank, broker, trustee or other nominee to exercise this authority, will have no effect on the results of this vote.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF STEPHANO SLACK LLC, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE PROPOSAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

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PROPOSAL NO. 4 – INCENTIVE PLAN AMENDMENT PROPOSAL

The Board is seeking the approval of our stockholders of a fifth amendment to the Fabric.AI, Inc. Long-Term Equity Incentive Plan, which was adopted by the Board on May 22, 2026, subject to stockholder approval (the “Incentive Plan Amendment”). The Plan was originally approved by the Board on April 21, 2020, and by our stockholders on May 28, 2020. Under the Plan as originally adopted, we initially reserved 2,289,650 shares (without giving effect to the Reverse Stock Splits (as defined below)) of our Common Stock for issuance as awards under the Plan. The Plan was amended by the First Amendment to the Plan (the “First Amendment”) to increase the total number of shares of our Common Stock for issuance under the Plan to 4,089,650 shares (without giving effect to the Reverse Stock Splits), which was adopted by the Board on November 6, 2020, and by our stockholders on December 17, 2020. The Plan was also amended by the Second Amendment to the Plan (the “Second Amendment”) to increase the total number of shares of our Common Stock for issuance under the Plan to 9,839,650 shares (without giving effect to the Reverse Stock Splits) which was adopted by the Board on August 18, 2023, and by our stockholders on September 14, 2023. Subsequently, on September 15, 2023, the Company subsequently effected a 1-for-8 reverse stock split of its Common Stock, after which the number of shares of Common Stock reserved for issuance pursuant to awards under the Plan was adjusted to 1,229,956 (the “2023 Reverse Stock Split”). The Plan was further amended by the Third Amendment to the Plan (the “Third Amendment”) to increase the total number of shares of our Common Stock for issuance under the Plan to 4,229,956 shares (without giving effect to the Reverse Stock Splits) which was adopted by the Board on November 25, 2024, and by our stockholders on December 30, 2024. Subsequently, on June 25, 2025, the Company subsequently effected a 1-for-16 reverse stock split of its Common Stock, after which the number of shares of Common Stock reserved for issuance pursuant to awards under the Plan was adjusted to 264,373 (the “2025 Reverse Stock Split” and, together with the 2023 Reverse Stock Split, the “Reverse Stock Splits”). The Plan was further amended by the Fourth Amendment to the Plan (the “Fourth Amendment”) to increase the total number of shares of our Common Stock for issuance under the Plan to 400,000 shares which was adopted by the Board on September 8, 2025, and by our stockholders on October 3, 2025.

As of the Record Date, there were 92 shares remaining available for future issuance as awards under the Plan. The Incentive Plan Amendment would further increase the number of shares of Common Stock available for issuance pursuant to awards under the Plan by an additional 4,600,000 shares, to a total of 5,000,000 shares of our Common Stock.

Background and Purpose of the Proposal

We believe that operation of the Plan is a necessary and powerful tool in enabling us to attract and retain the best available personnel for positions of substantial responsibility; to provide additional incentive to key employees, key contractors, and non-employee directors; and to promote the success of our business. The Plan is expected to provide flexibility to our compensation methods in order to adapt the compensation of such employees, contractors, and directors to a changing business environment, after giving due consideration to competitive conditions and the impact of federal tax laws. We have strived to use our Plan resources effectively and to maintain an appropriate balance between stockholder interests and the ability to recruit and retain valuable employees. However, we believe there is an insufficient number of shares remaining under our Plan to meet our current and projected needs. Accordingly, it is the judgment of the Board that the Incentive Plan Amendment is in the best interest of the Company and its stockholders. We believe that the Incentive Plan Amendment, which increases the number of shares of Common Stock available for issuance pursuant to awards under the Plan, reflects best practices in our industry and is appropriate to permit the grant of equity awards at expected levels for the future.

In determining the number of additional shares to be reserved under the Plan, the Board considered the Company’s capitalization on a fully diluted basis. The Company currently has a significant number of shares of convertible preferred stock outstanding, including shares of Series H-6 Preferred Stock, Series H-7 Preferred Stock, Series I Preferred Stock, Series J Preferred Stock and Series K Preferred Stock, as well as certain warrants. The exercise prices of certain of the outstanding warrants are near the current trading price of the Common Stock, and the Board believes it is reasonably likely that a substantial portion of the outstanding convertible preferred stock will be converted, and a substantial portion of the outstanding warrants will be exercised, in the near term. The Board therefore concluded that it was prudent to set the share reserve under the Plan at a level that accounts for the potential dilutive effect of such conversions and exercises, so that the Company will have a sufficient number of shares available for issuance as equity awards on a fully diluted basis.

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In addition, the Board considered the Company’s anticipated need to grant equity awards in connection with the JDA with Kopin. Among other things, the Company expects to make equity awards under the Plan to the chairperson of the joint steering committee established under the JDA, and the Board determined that the share reserve under the Incentive Plan Amendment should be sufficient to accommodate such anticipated awards.

A copy of the Incentive Plan Amendment, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and the Plan are included as Annex A, Annex B, Annex C, Annex D, Annex E, and Annex F respectively, to this Proxy Statement. Described below is a summary of certain key provisions of the Plan, which is qualified in its entirety by reference to the full text of the Plan, as amended.

Summary of the Proposed Incentive Plan Amendment

The Board adopted the Incentive Plan Amendment on May 22, 2026, subject to stockholder approval, to increase the number of shares of our Common Stock available for issuance pursuant to awards under the Plan by an additional 4,600,000 shares, to a total of 5,000,000 shares of our Common Stock.

Description of the Plan

Purpose. The purpose of the Plan is to enable us to remain competitive and innovative in our ability to attract and retain the services of key employees, key contractors, and non-employee directors of the Company or any of our subsidiaries. The Plan provides for the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent rights, and other awards, which may be granted singly, in combination, or in tandem, and which may be paid in cash or shares of our Common Stock. The Plan is expected to provide flexibility to our compensation methods in order to adapt the compensation of our key employees, key contractors, and non-employee directors to a changing business environment, after giving due consideration to competitive conditions and the impact of applicable tax laws.

Effective Date and Expiration. The Plan was approved by the Board on April 21, 2020 (the “Effective Date”), subject to the Plan’s approval by our stockholders, the First Amendment was approved by the Board on November 6, 2020, the Second Amendment was approved by the Board on August 18, 2023, the Third Amendment was approved by the Board on November 25, 2024 and the Fourth Amendment was approved by the Board on September 18, 2025. The Plan will terminate on the tenth anniversary of the Effective Date, unless sooner terminated by the Board. No award may be made under the Plan after its termination date, but awards made prior to the termination date may extend beyond that date in accordance with their terms.

Share Authorization. Subject to certain adjustments, the number of shares of our Common Stock that are reserved for issuance pursuant to awards under the Plan is currently 400,000 shares, 100% of which may be delivered as incentive stock options. If the Incentive Plan Amendment is approved, the total number of shares that may be issued pursuant to awards will be increased by 4,600,000 shares for a total of 5,000,000 shares, 100% of which may be delivered as incentive stock options.

Shares to be issued may be made available from authorized but unissued shares of our Common Stock, shares held by us in our treasury, or shares purchased by us on the open market or otherwise. During the term of the Plan, we will at all times reserve and keep enough shares available to satisfy the requirements of the Plan. If an award under the Plan is cancelled, forfeited, or expires, in whole or in part, the shares subject to such forfeited, expired, or cancelled award may again be awarded under the Plan. In the event that previously acquired shares are delivered to us in full or partial payment of the option price upon the exercise of a stock option or other award granted under the Plan, the number of shares available for future awards under the Plan shall be reduced only by the net number of shares issued upon the exercise of the stock option or settlement of an award. Awards that may be satisfied either by the issuance of Common Stock or by cash or other consideration shall be counted against the maximum number of shares that may be issued under the Plan only during the period that the award is outstanding or to the extent the award is ultimately satisfied by the issuance of shares. An award will not reduce the number of shares that may be issued pursuant to the Plan if the settlement of the award will not require the issuance of shares, as, for example, a stock appreciation right that can be satisfied only by the payment of cash. Only shares forfeited back to us; shares cancelled on account of termination, expiration, or lapse of an award; shares surrendered in payment of the option price of an option; or shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of a stock option shall again be available for grant as incentive stock options under the Plan, but shall not increase the maximum number of shares described above as the maximum number of shares that may be delivered pursuant to incentive stock options.

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Administration. The Plan shall be administered by the Board or such committee of the board as it designated by it to administer the Plan (the “Committee”). At any time there is no Committee to administer the Plan, any reference to the Committee is a reference to the Board. The Committee will determine the persons to whom awards are to be made; determine the type, size, and terms of awards; interpret the Plan; establish and revise rules and regulations relating to the Plan; establish performance goals for awards and certify the extent of their achievement; and make any other determinations that it believes are necessary for the administration of the Plan. The Committee may delegate certain of its duties to one or more of our officers as provided in the Plan.

Eligibility. Employees (including any employee who is also a director or an officer), contractors, and non-employee directors of the Company or any of our subsidiaries, whose judgment, initiative, and efforts contributed to or may be expected to contribute to our successful performance, are eligible to participate in the Plan. As of the Record Date, we had no employee, no contractors and 5 non-employee directors who would be eligible for awards under the Plan.

Stock Options. The Committee may grant either incentive stock options (“ISOs”) qualifying under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or nonqualified stock options, provided that only employees of the Company and our subsidiaries (excluding subsidiaries that are not corporations) are eligible to receive ISOs. Stock options may not be granted with an option price less than 100% of the fair market value of a share of Common Stock on the date the stock option is granted. If an ISO is granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of our stock (or of any parent or subsidiary), the option price shall be at least 110% of the fair market value of a share of Common Stock on the date of grant. The Committee will determine the terms of each stock option at the time of grant, including, without limitation, the methods by or forms in which shares will be delivered to participants or registered in their names. The maximum term of each option, the times at which each option will be exercisable, and provisions requiring forfeiture of unexercised options at or following termination of employment or service generally are fixed by the Committee, except that the Committee may not grant stock options with a term exceeding 10 years or, in the case of an ISO granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of our stock (or of any parent or subsidiary), a term exceeding five years.

Recipients of stock options may pay the option price (i) in cash, check, bank draft, or money order payable to the order of the Company; (ii) by delivering to us shares of Common Stock (included restricted stock) already owned by the participant having a fair market value equal to the aggregate option price and that the participant has not acquired from us within six months prior to the exercise date; (iii) by delivering to us or our designated agent an executed irrevocable option exercise form, together with irrevocable instructions from the participant to a broker or dealer, reasonably acceptable to us, to sell certain of the shares purchased upon the exercise of the option or to pledge such shares to the broker as collateral for a loan from the broker and to deliver to us the amount of sale or loan proceeds necessary to pay the purchase price; (iv) by requesting us to withhold the number of shares otherwise deliverable upon exercise of the stock option by the number of shares having an aggregate fair market value equal to the aggregate option price at the time of exercise (i.e., a cashless net exercise); and (v) by any other form of valid consideration that is acceptable to the Committee in its sole discretion.

Stock Appreciation Rights. The Committee is authorized to grant stock appreciation rights (“SARs”) as a stand-alone award (or freestanding SARs) or in conjunction with options granted under the Plan (or tandem SARs). SARs entitle a participant to receive an amount equal to the excess of the fair market value of a share of Common Stock on the date of exercise over the fair market value of a share of our Common Stock on the date of grant. The grant price of a SAR cannot be less than 100% of the fair market value of a share of our Common Stock on the date of grant. The Committee will determine the terms of each SAR award at the time of the grant, including, without limitation, the methods by or forms in which shares will be delivered to participants or registered in their names. The maximum term of each SAR award, the times at which each SAR award will be exercisable, and provisions requiring forfeiture of unexercised SARs at or following termination of employment or service generally are fixed by the Committee, except that no freestanding SAR may have a term exceeding 10 years and no tandem SAR may have a term exceeding the term of the option granted in conjunction with the tandem SAR. Distributions to the recipient may be made in Common Stock, cash, or a combination of both as determined by the Committee.

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Restricted Stock and Restricted Stock Units. The Committee is authorized to grant restricted stock and restricted stock units. Restricted stock consists of shares of our Common Stock that may not be sold, assigned, transferred, pledged, hypothecated, encumbered, or otherwise disposed of, and that may be forfeited in the event of certain terminations of employment or service, prior to the end of the restricted period as specified by the Committee. Restricted stock units are the right to receive shares of Common Stock at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the Committee, which include a substantial risk of forfeiture and restrictions on their sale or other transfer by the participant. The Committee determines the eligible participants to whom, and the time or times at which, grants of restricted stock or restricted stock units will be made; the number of shares or units to be granted; the price to be paid, if any; the time or times within which the shares covered by such grants will be subject to forfeiture; the time or times at which the restrictions will terminate; and all other terms and conditions of the grants. Restrictions or conditions could include, but are not limited to, the attainment of performance goals (as described below), continuous service with us, the passage of time, or other restrictions or conditions. Except as otherwise provided in the Plan or the applicable award agreement, a participant shall have, with respect to shares of restricted stock, all of the rights of a stockholder of the Company holding the class of Common Stock that is the subject of the restricted stock, including, if applicable, the right to vote the Common Stock and the right to receive any dividends thereon.

Dividend Equivalent Rights. The Committee is authorized to grant a dividend equivalent right to any participant, either as a component of another award or as a separate award, conferring upon the participant the right to receive credits based on the cash dividends that would have been paid on the shares of Common Stock specified in the award as if such shares were held by the participant. The terms and conditions of the dividend equivalent right shall be specified in the grant. Dividend equivalents credited to the holder of a dividend equivalent right may be paid currently or may be deemed to be reinvested in additional shares. Any such reinvestment shall be at the fair market value at the time thereof. A dividend equivalent right may be settled in cash, shares, or a combination thereof.

Performance Awards. The Committee may grant performance awards payable at the end of a specified performance period in cash, shares of Common Stock, units, or other rights based upon, payable in, or otherwise related to our Common Stock. Payment will be contingent upon achieving pre-established performance goals (as described below) by the end of the applicable performance period. The Committee will determine the length of the performance period, the maximum payment value of an award, and the minimum performance goals required before payment will be made, so long as such provisions are not inconsistent with the terms of the Plan, and to the extent an award is subject to Section 409A of the Code, are in compliance with the applicable requirements of Section 409A of the Code and any applicable regulations or guidance. In certain circumstances, the Committee may, in its discretion, determine that the amount payable with respect to certain performance awards will be reduced from the maximum amount of any potential awards. If the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in our business, operations, corporate structure, or for other reasons that the Committee deems satisfactory, the Committee may modify the performance measures or objectives and/or the performance period.

Performance Goals. Awards of restricted stock, restricted stock units, performance awards, and other awards under the Plan may be made subject to the attainment of performance goals relating to one or more business criteria which shall consist of one or more or any combination of the following criteria (“Performance Criteria”): cash flow; cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality, or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation, and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational, or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings, or similar extraordinary business transactions; sales growth; price of the shares; return on assets, equity, or stockholders’ equity; market share; inventory levels, inventory turn or shrinkage; or total return to stockholders. Any Performance Criteria may be used to measure our performance as a whole or of any of our business units and may be measured relative to a peer group or index. Any Performance Criteria may include or exclude (i) events that are of an unusual nature or indicate infrequency of occurrence, (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting regulations or laws; (iv) the effect of a merger or acquisition, as identified in our quarterly and annual earnings releases; or (v) other similar occurrences. In all other respects, Performance Criteria shall be calculated in accordance with our financial statements, under generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an award, which is consistently applied and identified in the Company’s audited financial statements, including in footnotes, or the Compensation Discussion and Analysis section of the Company’s annual report.

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Other Awards. The Committee may grant other forms of awards, based upon, payable in, or that otherwise relate to, in whole or in part, shares of our Common Stock, if the Committee determines that such other form of award is consistent with the purpose and restrictions of the Plan. The terms and conditions of such other form of award shall be specified in the grant. Such other awards may be granted for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified in the grant.

Vesting, Forfeiture and Recoupment, Assignment. The Committee, in its sole discretion, may determine that an award will be immediately vested, in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its date of grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Plan. If the Committee imposes conditions upon vesting, then, subsequent to the date of grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the award may be vested.

The Committee may impose on any award at the time of grant or thereafter, such additional terms and conditions as the Committee determines, including terms requiring forfeiture of awards in the event of a participant’s termination of service. The Committee will specify the circumstances on which performance awards may be forfeited in the event of a termination of service by a participant prior to the end of a performance period or settlement of such awards. Except as otherwise determined by the Committee, restricted stock will be forfeited upon a participant’s termination of service during the applicable restriction period. In addition, we may recoup all or any portion of any shares or cash paid to a participant in connection with any award in the event of a restatement of the Company’s financial statements as set forth in the Company’s clawback policy, if any, as such policy may be approved or modified by the Board from time to time.

Awards granted under the Plan generally are not assignable or transferable except by will or by the laws of descent and distribution, except that the Committee may, in its discretion and pursuant to the terms of an award agreement, permit transfers of nonqualified stock options or SARs to (i) the spouse (or former spouse), children, or grandchildren of the participant (“Immediate Family Members”); (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members; (iii) a partnership in which the only partners are (a) such Immediate Family Members and/or (b) entities which are controlled by the participant and/or his or her Immediate Family Members; (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision; or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the applicable award agreement pursuant to which such nonqualified stock options or SARs are granted must be approved by the Committee and must expressly provide for such transferability, and (z) subsequent transfers of transferred nonqualified stock options or SARs shall be prohibited except those by will or the laws of descent and distribution.

Adjustments Upon Changes in Capitalization. In the event that any dividend or other distribution (whether in the form of cash, shares of our Common Stock, other securities or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase shares of Common Stock or other securities of the Company, or other similar corporate transaction or event affects the fair value of an award, then the Committee shall adjust any or all of the following so that the fair value of the award immediately after the transaction or event is equal to the fair value of the award immediately prior to the transaction or event: (i) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of awards; (ii) the number of shares and type of Common Stock (or other securities or property) subject to outstanding awards; (iii) the number of shares and type of Common Stock (or other securities or property) specified as the annual per-participant limitation under the Plan; (iv) the option price of each outstanding stock option; (v) the amount, if any, we pay for forfeited shares in accordance with the terms of the Plan; and (vi) the number of or exercise price of shares then subject to outstanding SARs previously granted and unexercised under the Plan, to the end that the same proportion of our issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate exercise price; provided, however, that the number of shares of Common Stock (or other securities or property) subject to any award shall always be a whole number. Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the Plan or any stock option to violate Section 422 or Section 409A of the Code. All such adjustments must be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which we are subject.

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Amendment or Discontinuance of the Plan. The Board may, at any time and from time to time, without the consent of participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided, however, that (i) no amendment that requires stockholder approval in order for the Plan and any awards under the Plan to continue to comply with Sections 421 and 422 of the Code (including any successors to such sections or other applicable law) or any applicable requirements of any securities exchange or inter-dealer quotation system on which our stock is listed or traded, shall be effective unless such amendment is approved by the requisite vote of our stockholders entitled to vote on the amendment; and (ii) unless required by law, no action by the Board regarding amendment or discontinuance of the Plan may adversely affect any rights of any participants or obligations of the Company to any participants with respect to any outstanding awards under the Plan without the consent of the affected participant.

Federal Income Tax Consequences

The following is a brief summary of certain U.S. federal income tax consequences relating to the transactions described under the Plan as set forth below. This summary does not purport to address all aspects of U.S. federal income taxation and does not describe any potential state, local, or foreign tax consequences. This discussion is based upon provisions of the Code and the Treasury Regulations issued thereunder, and judicial and administrative interpretations under the Code and Treasury Regulations, all as in effect as of the date hereof, and all of which are subject to change (possibly on a retroactive basis) or different interpretation.

Law Affecting Deferred Compensation. In 2004, Section 409A was added to the Code to regulate all types of deferred compensation. If the requirements of Section 409A of the Code are not satisfied, deferred compensation and earnings thereon will be subject to tax as it vests, plus an interest charge at the then current underpayment rate plus 1% and a 20% penalty tax. Certain performance awards, stock options, SARs, restricted stock units, and certain types of restricted stock are subject to Section 409A of the Code.

Incentive Stock Options. A participant will not recognize income at the time an ISO is granted. When a participant exercises an ISO, a participant also generally will not be required to recognize income (either as ordinary income or capital gain). However, to the extent that the fair market value (determined as of the date of grant) of the shares with respect to which the participant’s ISOs are exercisable for the first time during any year exceeds $100,000, the ISOs for the shares over $100,000 will be treated as nonqualified stock options, and not ISOs, for federal tax purposes, and the participant will recognize income as if the ISOs were nonqualified stock options (as described in more detail below). In addition to the foregoing, if the fair market value of the shares received upon exercise of an ISO exceeds the option price, then the excess may be deemed a tax preference adjustment for purposes of the federal alternative minimum tax calculation. The federal alternative minimum tax may produce significant tax repercussions depending upon the participant’s particular tax status.

The tax treatment of any shares acquired upon exercise of an ISO will depend upon whether the participant disposes of his or her shares prior to the later of: (i) two years after the date the ISO was granted or (ii) one year after the shares were transferred to the participant (referred to as, the “Holding Period”). If a participant disposes of shares acquired upon exercise of an ISO after the expiration of the Holding Period, any amount received in excess of the participant’s tax basis for such shares will be treated as a short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as a short-term or long-term capital loss, depending upon how long the participant has held the shares. If the participant disposes of shares acquired upon exercise of an ISO prior to the expiration of the Holding Period, the disposition will be considered a “disqualifying disposition.” If the amount received for the shares is greater than the fair market value of the shares on the exercise date, then the difference between the ISO’s option price and the fair market value of the shares at the time of exercise will be treated as ordinary income for the tax year in which the disqualifying disposition occurs. The participant’s basis in the shares will be increased by an amount equal to the amount treated as ordinary income due to such disqualifying disposition. In addition, the amount received in such disqualifying disposition over the participant’s increased basis in the shares will be treated as capital gain. However, if the price received for shares acquired upon exercise of an ISO is less than the fair market value of the shares on the exercise date and the disposition is a transaction in which the participant sustains a loss which otherwise would be recognizable under the Code, then the amount of ordinary income that the participant will recognize is the excess, if any, of the amount realized on the disqualifying disposition over the basis of the shares.

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Nonqualified Stock Options. A participant generally will not recognize income at the time a nonqualified stock option is granted. When a participant exercises a nonqualified stock option, the difference between the option price and any higher market value of the shares of Common Stock on the date of exercise will be treated as compensation taxable as ordinary income to the participant. The participant’s tax basis for the shares acquired under a nonqualified stock option will be equal to the option price paid for such shares, plus any amounts included in the participant’s income as compensation. When a participant disposes of shares acquired upon exercise of a nonqualified stock option, any amount received in excess of the participant’s tax basis for such shares will be treated as short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as a short-term or long-term capital loss, depending upon how long the participant has held the shares.

Special Rule if Option Price is Paid for in Shares. If a participant pays the option price of a nonqualified stock option with previously-owned shares of our Common Stock and the transaction is not a disqualifying disposition of shares previously acquired under an ISO, the shares received equal to the number of shares surrendered are treated as having been received in a tax-free exchange. The participant’s tax basis and holding period for these shares received will be equal to the participant’s tax basis and holding period for the shares surrendered. The shares received in excess of the number of shares surrendered will be treated as compensation taxable as ordinary income to the participant to the extent of their fair market value. The participant’s tax basis in these shares will be equal to their fair market value on the date of exercise, and the participant’s holding period for such shares will begin on the date of exercise.

If the use of previously acquired shares to pay the option price of a nonqualified stock option constitutes a disqualifying disposition of shares previously acquired under an ISO, the participant will have ordinary income as a result of the disqualifying disposition in an amount equal to the excess of the fair market value of the shares surrendered, determined at the time such shares were originally acquired on exercise of the ISO, over the aggregate option price paid for such shares. As discussed above, a disqualifying disposition of shares previously acquired under an ISO occurs when the participant disposes of such shares before the end of the Holding Period. The other tax results from paying the option price with previously-owned shares are as described above, except that the participant’s tax basis in the shares that are treated as having been received in a tax-free exchange will be increased by the amount of ordinary income recognized by the participant as a result of the disqualifying disposition.

Restricted Stock. A participant who receives restricted stock generally will recognize as ordinary income the excess, if any, of the fair market value of the shares granted as restricted stock at such time as the shares are no longer subject to forfeiture or restrictions, over the amount paid, if any, by the participant for such shares. However, a participant who receives restricted stock may make an election under Section 83(b) of the Code within 30 days of the date of transfer of the restricted shares to recognize ordinary income on the date of transfer of the restricted shares equal to the excess of the fair market value of such shares (determined without regard to the restrictions on such shares) over the purchase price, if any, paid for such shares. If a participant does not make an election under Section 83(b) of the Code, then the participant will recognize as ordinary income any dividends received with respect to such shares. At the time of sale of such shares, any gain or loss realized by the participant will be treated as either short-term or long-term capital gain (or loss) depending upon how long the participant has held the shares. For purposes of determining any gain or loss realized, the participant’s tax basis will be the amount previously taxable as ordinary income, plus the purchase price paid by the participant, if any, for such shares.

Stock Appreciation Rights. Generally, a participant who receives a stand-alone SAR will not recognize taxable income at the time the stand-alone SAR is granted, provided that the SAR is exempt from or complies with Section 409A of the Code. If an employee receives the appreciation inherent in the SARs in cash, the cash will be taxed as ordinary income to the recipient at the time it is received. If a recipient receives the appreciation inherent in the SARs in stock, the spread between the then current market value and the grant price, if any, will be taxed as ordinary income to the employee at the time it is received.

Other Awards. In the case of an award of restricted stock units, performance awards, dividend equivalent rights, or other stock or cash awards, the recipient will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery, provided that the award is exempt from or complies with Section 409A of the Code.

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Federal Tax Withholding. Any ordinary income realized by a participant upon the granting, vesting, exercise or conversion of an award under the Plan, as applicable, is subject to withholding of U.S. federal, state, and local income tax and to withholding of the participant’s share of tax under the Federal Insurance Contribution Act and the Federal Unemployment Tax Act. To satisfy our federal income tax withholding requirements, we will have the right to require, as a condition to delivery of any certificate for shares of Common Stock or the registration of the shares in the participant’s name, that the participant remit to us an amount sufficient to satisfy the withholding requirements. Alternatively, we may withhold a portion of the shares (valued at fair market value) that otherwise would be issued to the participant to satisfy all or part of the withholding tax obligations or may, if we consent, accept delivery of shares (that the participant has not acquired from us within six months prior to the date of exercise) with an aggregate fair market value that equals or exceeds the required tax withholding payment. Withholding does not represent an increase in the participant’s total income tax obligation, since it is fully credited toward his or her tax liability for the year. Additionally, withholding does not affect the participant’s tax basis in the shares. Compensation income realized and tax withheld will be reflected on Forms W-2 supplied by the Company to employees no later than January 31 of the succeeding year. Deferred compensation that is subject to Section 409A of the Code will be subject to certain federal income tax withholding and reporting requirements.

Tax Consequences to Us. To the extent that a participant recognizes ordinary income in the circumstances described above, we will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code, and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Code.

Million Dollar Deduction Limit and Other Tax Matters. We may not deduct compensation of more than $1,000,000 that is paid to “covered employees” (as defined in Section 162(m) of the Code), which include (i) an individual (or, in certain circumstances, his or her beneficiaries) who, at any time during the taxable year, is either our principal executive officer or principal financial officer; (ii) an individual who is among our three highest compensated officers for the taxable year (other than an individual who was either our principal executive officer or principal financial officer at any time during that taxable year); or (iii) anyone who was a covered employee for purposes of Section 162(m) of the Code for any tax year beginning on or after January 1, 2017. This limitation on deductions (x) only applies to compensation paid by a publicly-traded corporation (and not compensation paid by non-corporate entities) and (z) may not apply to certain types of compensation, such as qualified performance-based compensation that is payable pursuant to a written, binding contract that was in effect as of November 2, 2017, so long as the contract is not materially modified after that date.

If an individual’s rights under the Plan are accelerated as a result of a change in control and the individual is a “disqualified individual” under Section 280G of the Code, the value of any such accelerated rights received by such individual may be included in determining whether or not such individual has received an “excess parachute payment” under Section 280G of the Code, which could result in (i) the imposition of a 20% federal excise tax (in addition to federal income and employment taxes) payable by the individual on the value of such accelerated rights, and (ii) the loss by us of a compensation deduction.

Interest of Certain Persons

All members of the Board and all of our executive officers are eligible for awards under the Plan and, thus, have a personal interest in the approval of the Plan.

Plan Amendment Benefits

With respect to the increased number of shares reserved under the Plan pursuant to the Incentive Plan Amendment, we cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to eligible participants under the Plan because the grant of awards and terms of such awards are to be determined in the sole discretion of the Committee.

The market value of our Common Stock on the Record Date was $2.67 per share, based on the closing price of our Common Stock on the Record Date.

Vote Required and Board’s Recommendation

The approval of the Incentive Plan Amendment Proposal requires the affirmative vote of the holders of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the Incentive Plan Amendment Proposal, voting affirmatively or negatively (excluding abstentions and broker non-votes). “ABSTAIN” votes will have no effect on the results for the Incentive Plan Amendment Proposal. Because the Incentive Plan Amendment Proposal is not considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, will not be able to vote your shares without your instruction with respect to the Incentive Plan Amendment Proposal. As a result, the failure to instruct your bank, broker, trustee or other nominee as to how to vote on the Incentive Plan Amendment Proposal will result in a broker non-vote, which will have no effect on the results of this vote.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE INCENTIVE PLAN AMENDMENT PROPOSAL, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE PROPOSAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

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PROPOSAL NO. 5 - THE SAY ON PAY PROPOSAL

We are seeking your advisory vote as required by Section 14A of the Exchange Act, on the approval of the compensation of our named executive officers as disclosed pursuant to the compensation disclosure rules of the SEC in the compensation tables and the related material disclosed in this Proxy Statement. Because your vote is advisory, it will not be binding on the Compensation and Human Resources Committee of the Board (the “Compensation and Human Resources Committee”) or our Board. However, the Compensation and Human Resources Committee and the Board will review the voting results and take them into consideration when making future decisions regarding executive compensation. We have determined to hold an advisory vote to approve the compensation of our named executive officers every three years and the next such advisory vote will occur at the 2029 annual meeting of stockholders, subject to the voting results of the Say on Frequency Proposal as set forth in this Proxy Statement and our Board’s final determination as related to the frequency of holding future advisory votes on executive compensation.

Our compensation philosophy is designed to provide the compensation and incentives needed to motivate and reward fairly those individuals who perform over time at or above the levels that we expect and to attract, as needed, and retain individuals with the skills necessary to achieve our objectives and who are crucial to our long-term success. Our compensation program is also designed to reinforce a sense of ownership and to link compensation to our performance as well as the performance of each of our named executive officers.

Our compensation program consists of these general elements:

●	a fixed portion of compensation, in the form of a base salary, to retain and provide a base level of compensation to our named executive officers; and

●	a long-term performance element in the form of equity, to incentivize our named executive officers to achieve superior corporate performance.

In determining the total amount and mixture of the compensation for each of our named executive officers, the Compensation and Human Resources Committee subjectively considers the overall value to the Company of each named executive officer in light of numerous factors, including, but not limited to, the following:

●	our competitive position;

●	our financial performance and the contribution of each individual to our financial performance;

●	individual performance, including past and expected contribution to our corporate goals and execution of our business plan and strategy; and

●	our long-term needs and operational goals, including attracting and retaining key management personnel.

In accordance with the rules of the SEC, the following resolution, commonly known as a “say on pay” vote, is being submitted for a stockholder vote at the Annual Meeting:

“RESOLVED, that the compensation paid to the named executive officers of Fabric.AI, Inc., as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission in the compensation tables and the related material disclosed in the proxy statement for the meeting, is hereby approved.”

Vote Required and Board’s Recommendation

As an advisory vote, the result of this proposal is non-binding. Although the vote is non-binding, our Board and the Compensation and Human Resources Committee of the Board value the opinions of our stockholders in this matter and, to the extent there is any significant vote in favor of one time period over another, will consider the outcome of this vote when making future decisions regarding the compensation of our named executive officers.

The approval of the Say on Pay Proposal requires the affirmative vote of the holders of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the Say on Pay Proposal, voting affirmatively or negatively (excluding abstentions and broker non-votes). “ABSTAIN” votes will have no effect on the results for the Say on Pay Proposal. Because the Say on Pay Proposal is not considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, will not be able to vote your shares without your instruction with respect to the Say on Pay Proposal. As a result, the failure to instruct your bank, broker, trustee or other nominee as to how to vote on the Say on Pay Proposal will result in a broker non-vote, which will have no effect on the results of this vote.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE PROPOSAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

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PROPOSAL NO. 6 - THE SAY ON FREQUENCY PROPOSAL

As required by the SEC’s rules, we are including this proposal to give our stockholders the opportunity to inform us as to how often they wish us to include a say on pay proposal in our proxy statements.

We are presenting the following proposal, which gives you, as a stockholder, the opportunity to inform us as to whether you wish us to hold an advisory (non-binding) vote on executive compensation once every (1) one year, (2) two years, or (3) three years, or you may abstain from voting on the proposal set forth in the following resolution.

“RESOLVED, that the stockholders determine, on an advisory basis, whether the preferred frequency of an advisory vote on the executive compensation of the Company’s named executive officers as set forth in the Company’s proxy statement for the 2026 Annual Meeting of Stockholders should be every year, every two years, or every three years.”

The Board recommends that you vote for every three (3) years as the desired frequency for us to hold a non-binding, advisory vote of the stockholders on executive compensation. We believe this frequency is appropriate for the reasons set forth below:

●	Our equity compensation program for the named executive officers is designed to support long-term value creation, and a vote every three years will allow the stockholders to better judge the equity compensation program in relation to our long-term performance. We strive to ensure management’s interests are aligned with stockholders’ interests to support long-term value creation through our equity compensation program. To that end, we grant equity awards to vest over multi-year periods of service to encourage our named executive officers to focus on long-term performance, and recommend a vote every three years, which would allow the equity compensation to be evaluated over a similar time-frame and in relation to long-term performance.

●	A vote every three (3) years will provide the Board and the Compensation and Human Resources Committee with the time to thoughtfully consider and thoroughly respond to stockholders’ sentiments and to implement any necessary changes in light of the timing required therefor. The Board and the Compensation and Committee will carefully review changes to the executive compensation to maintain the effectiveness and credibility of the program, which is important for aligning interests and for motivating and retaining our named executive officers.

●	We are open to input from stockholders regarding Board and governance matters, as well as the equity compensation program. We believe that the stockholders’ ability to contact us and the Board at any time to express specific views on executive compensation holds us accountable to stockholders and reduces the need for and value of more frequent advisory votes on executive compensation.

Vote Required and Board’s Recommendation

The option among one year, two years, or three years that receives the highest number of votes cast at the Annual Meeting by stockholders entitled to vote on the Say on Frequency Proposal will be deemed to be the frequency preferred by our stockholders. “ABSTAIN” votes will have no effect on the results for the Say on Frequency Proposal.. Because the Say on Frequency Proposal is not considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, will not be able to vote your shares without your instruction with respect to the Say on Frequency Proposal. As a result, the failure to instruct your bank, broker, trustee or other nominee as to how to vote on the Say on Frequency Proposal will result in a broker non-vote, which will have no effect on the results of this vote.

While our Board believes that its recommendation is appropriate at this time, the stockholders are not voting to approve or disapprove that recommendation, but are instead asked to indicate their preference, on an advisory basis, as to whether non-binding future stockholder advisory votes on the compensation of our named executive officers should be held every year, two years, or three years.

As an advisory vote, the result of this proposal is non-binding. Although the vote is non-binding, our Board and the Compensation and Human Resources Committee of the Board value the opinions of our stockholders in this matter and, to the extent there is any significant vote in favor of one time period over another, will consider the outcome of this vote when making future decisions regarding the frequency of holding future stockholder advisory votes on the compensation of our named executive officers.

This vote may not be construed as overruling a decision by the Board or its committees, creating or implying any change to the fiduciary duties of the Board or its committees or any additional fiduciary duty by the Board or its committees or restricting or limiting the ability of stockholders to make proposals for inclusion in proxy materials related to executive compensation. Notwithstanding the Board’s recommendation and the outcome of the vote on this matter, the Board may, in the future, decide to conduct advisory votes on a more or less frequent basis and may vary its practice based on factors such as discussions with stockholders and the adoption of material changes to compensation programs.

THE BOARD RECOMMENDS THAT YOU VOTE “EVERY THREE YEARS” FOR THE APPROVAL, ON AN ADVISORY BASIS, OF THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN THAT MANNER UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

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PROPOSAL NO. 7 - THE ADJOURNMENT PROPOSAL

Background of and Rationale for the Adjournment Proposal

The Board believes that if the number of shares of the Company’s Common Stock outstanding and entitled to vote at the Annual Meeting and voting in favor of any one or more of the proposals presented at the Annual Meeting is insufficient to approve such proposals, it is in the best interests of the stockholders to enable the Board to continue to seek to obtain a sufficient number of additional votes to approve such proposals.

In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning or postponing the Annual Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn or postpone the Annual Meeting, and any adjourned session of the Annual Meeting, to use the additional time to solicit additional proxies in favor of any one or more of the proposals presented at the Annual Meeting.

Additionally, approval of the Adjournment Proposal could mean that, in the event we receive proxies indicating that we will not obtain approval for one or more of the proposals presented at the Annual Meeting, we could adjourn or postpone the Annual Meeting without a vote on such proposals and use the additional time to solicit the holders of those shares to change their vote in favor of the such proposals.

Required Vote

The affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote, voting affirmatively or negatively (excluding abstentions and broker non-votes) is required to approve the Adjournment Proposal. “ABSTAIN” votes will have no effect on the outcome of the Adjournment Proposal. Because the Adjournment Proposal is considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, may vote your shares without your instruction with respect to the Adjournment Proposal unless you instruct them otherwise. Failure by a bank, broker, trustee or other nominee to exercise this authority, will have no effect on the results of this vote.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

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OTHER BUSINESS

The Board knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the proxy in accordance with applicable law and as they may deem appropriate in their discretion, unless directed by the proxy to do otherwise.

SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”), a stockholder who intends to present a proposal at our 2027 annual meeting of stockholders and who wishes the proposal to be included in the proxy statement for the 2027 annual meeting must submit the proposal to us in writing to the attention of the Secretary at Fabric.AI, Inc., 1185 Avenue of the Americas, New York, New York 10036. The proposal must be received not less than 120 calendar days before the anniversary of the date this proxy statement is released to stockholders in connection with the 2026 annual meeting of stockholders, or February 1, 2027. However, pursuant to Rule 14a-8, if the date of the 2027 annual meeting has been changed by more than 30 days from the date of the 2026 annual meeting, or is held on a date that is before May 19, 2027, or after July 18, 2027, then a stockholder proposal submitted for inclusion in our proxy statement for the 2027 annual meeting must be received by us a reasonable time before we begin to print and mail our proxy statement for the 2027 annual meeting.

To be considered for presentation at the 2027 annual meeting, outside of the requirements of Rule 14a-8 of the Exchange Act, although not included in the proxy statement, stockholders must follow the submission criteria set forth in our Bylaws and applicable law concerning stockholder proposals. To be timely in connection with the 2027 annual meeting, a stockholder proposal concerning director nominations or other business must be received by our Secretary at our principal executive offices not later than the 45th day nor earlier than the 75th day before the one-year anniversary of the date on which the Company first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) for the 2026 annual meeting (i.e., the date that is between March 18, 2027 and April 17, 2027); provided, however, that in the event that the 2027 annual meeting is called for a date that is 30 days prior to the date that is one year from the date of the 2026 annual meeting date or a date which is 60 days after the date of the 2026 annual meeting date (i.e., the date that is between May 19, 2027, and August 17, 2027), notice must be received by our Secretary at our principal executive offices not earlier than 120 days prior to the date of the 2027 annual meeting and not later than the later of (A) the tenth day following the date of the public announcement of the date of the 2027 annual meeting or (B) the date which is 90 days prior to the date of the 2027 annual meeting.

In addition to satisfying the requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s director nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 19, 2027 (i.e., the date that is 60 days prior to the anniversary date of this Annual Meeting of stockholders).

A copy of Fabric.AI, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, is available without charge (except for exhibits, which are available upon payment of a reasonable fee) upon written request to Fabric.AI, Inc., 1185 Avenue of the Americas, New York, New York 10036.

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Annex A

FIFTH AMENDMENT TO

FABRIC.AI, INC. 2020 LONG-TERM INCENTIVE PLAN

This FIFTH AMENDMENT TO FABRIC.AI, INC. 2020 LONG-TERM INCENTIVE PLAN (this “Amendment”), effective as of _________, 2026, is made and entered into by Fabric.AI, Inc., a Delaware corporation (the “Company”). Terms used in this Amendment with initial capital letters that are not otherwise defined herein shall have the meanings ascribed to such terms in the Fabric.AI, Inc. Long-Term Incentive Plan, as amended (collectively, the “Plan”).

RECITALS

WHEREAS, Article 9 of the Plan provides that the Board of Directors of the Company (the “Board”) may amend the Plan at any time and from time to time;

WHEREAS, the Board desires to amend the Plan to increase the aggregate number of shares of Common Stock that may be issued under the Plan, as set forth in Article 5 of the Plan, by an additional 4,600,000 shares of Common Stock; and

WHEREAS, the Board intends to submit this Amendment to the Company’s stockholders for their approval.

NOW, THEREFORE, in accordance with Article 9 of the Plan, the Company hereby amends the Plan as follows:

1. Section 5.1 of the Plan is hereby amended by deleting said section in its entirety and substituting in lieu thereof the following new Section 5.1:

5.1 Number Available for Awards. Subject to adjustment as provided in Articles 11 and 12, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is five million (5,000,000) shares, of which one hundred percent (100%) may be delivered pursuant to Incentive Stock Options. Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise. During the term of the Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of the Plan.

2. Except as expressly amended by this Amendment, the Plan shall continue in full force and effect in accordance with the provisions thereof.

[Signature page follows.]

IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed as of the date first written above.

FABRIC.AI, INC.

By:
Name:	Joshua Silverman
Title:	Chief Executive Officer

Annex B

First AMENDMENT TO

AYRO, INC. 2020 LONG-TERM INCENTIVE PLAN

This FIRST AMENDMENT TO AYRO, INC. 2020 LONG-TERM INCENTIVE PLAN (this “Amendment”), effective as of December 17, 2020, is made and entered into by AYRO, Inc., a Delaware corporation (the “Company”). Terms used in this Amendment with initial capital letters that are not otherwise defined herein shall have the meanings ascribed to such terms in the AYRO, Inc. Long-Term Incentive Plan (the “Plan”).

RECITALS

WHEREAS, Article 9 of the Plan provides that the Board of Directors of the Company (the “Board”) may amend the Plan at any time and from time to time;

WHEREAS, the Board desires to amend the Plan to increase the aggregate number of shares of Common Stock that may be issued under the Plan, as set forth in Article 5 of the Plan, by an additional 1,800,000 shares of Common Stock; and

WHEREAS, the Board intends to submit this Amendment to the Company’s stockholders for their approval.

NOW, THEREFORE, in accordance with Article 9 of the Plan, the Company hereby amends the Plan as follows:

1. Section 5.1 of the Plan is hereby amended by deleting said section in its entirety and substituting in lieu thereof the following new Section 5.1:

5.1 Number Available for Awards. Subject to adjustment as provided in Articles 11 and 12, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is four million eighty-nine thousand six hundred fifty (4,089,650) shares, of which one hundred percent (100%) may be delivered pursuant to Incentive Stock Options. Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise. During the term of the Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of the Plan.

2. Except as expressly amended by this Amendment, the Plan shall continue in full force and effect in accordance with the provisions thereof.

IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed as of the date first written above.

AYRO, INC.

By:	/s/ Rodney C. Keller, Jr.
Name:	Rodney C. Keller, Jr.
Title:	December 17, 2020

Signature Page to

First Amendment to

AYRO, Inc. Long-Term Incentive Plan

Annex C

SECOND AMENDMENT TO

AYRO, INC. 2020 LONG-TERM INCENTIVE PLAN

This SECOND AMENDMENT TO AYRO, INC. 2020 LONG-TERM INCENTIVE PLAN (this “Amendment”), effective as of September 14, 2023, is made and entered into by AYRO, Inc., a Delaware corporation (the “Company”). Terms used in this Amendment with initial capital letters that are not otherwise defined herein shall have the meanings ascribed to such terms in the AYRO, Inc. Long-Term Incentive Plan, as amended by the First Amendment effective December 17, 2020 (collectively, the “Plan”).

RECITALS

WHEREAS, Article 9 of the Plan provides that the Board of Directors of the Company (the “Board”) may amend the Plan at any time and from time to time;

WHEREAS, the Board desires to amend the Plan to increase the aggregate number of shares of Common Stock that may be issued under the Plan, as set forth in Article 5 of the Plan, by an additional 5,750,000 shares of Common Stock; and

WHEREAS, the Board intends to submit this Amendment to the Company’s stockholders for their approval.

NOW, THEREFORE, in accordance with Article 9 of the Plan, the Company hereby amends the Plan as follows:

1. Section 5.1 of the Plan is hereby amended by deleting said section in its entirety and substituting in lieu thereof the following new Section 5.1:

5.1 Number Available for Awards. Subject to adjustment as provided in Articles 11 and 12, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is Nine Million Eight Hundred Thirty-Nine Thousand Six Hundred Fifty (9,839,650) shares, of which one hundred percent (100%) may be delivered pursuant to Incentive Stock Options. Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise. During the term of the Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of the Plan.

2. Except as expressly amended by this Amendment, the Plan shall continue in full force and effect in accordance with the provisions thereof.

IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed as of the date first written above.

AYRO, INC.

By:	/s/ Thomas M. Wittenschlaeger
Name:	Thomas M. Wittenschlaeger
Title:	Chief Executive Officer

Signature Page to

Second Amendment to

AYRO, Inc. Long-Term Incentive Plan

Annex D

THIRD AMENDMENT TO

AYRO, INC. LONG-TERM INCENTIVE PLAN

This THIRD AMENDMENT TO AYRO, INC. LONG-TERM INCENTIVE PLAN (this “Amendment”), effective as of December 30, 2024, is made and entered into by AYRO, Inc., a Delaware corporation (the “Company”). Terms used in this Amendment with initial capital letters that are not otherwise defined herein shall have the meanings ascribed to such terms in the AYRO, Inc. Long-Term Incentive Plan, as amended by the First Amendment effective December 17, 2020, and by the Second Amendment effective September 14, 2023 (collectively, the “Plan”).

RECITALS

WHEREAS, Article 9 of the Plan provides that the Board of Directors of the Company (the “Board”) may amend the Plan at any time and from time to time;

WHEREAS, the Board desires to amend the Plan to increase the aggregate number of shares of Common Stock that may be issued under the Plan, as set forth in Article 5 of the Plan, by an additional 3,000,000 shares of Common Stock; and

WHEREAS, the Board intends to submit this Amendment to the Company’s stockholders for their approval.

NOW, THEREFORE, in accordance with Article 9 of the Plan, the Company hereby amends the Plan as follows:

1. Section 5.1 of the Plan is hereby amended by deleting said section in its entirety and substituting in lieu thereof the following new Section 5.1:

5.1 Number Available for Awards. Subject to adjustment as provided in Articles 11 and 12, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is four million two hundred twenty-nine thousand nine hundred fifty-six (4,229,956) shares, of which one hundred percent (100%) may be delivered pursuant to Incentive Stock Options. Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise. During the term of the Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of the Plan.

2. Except as expressly amended by this Amendment, the Plan shall continue in full force and effect in accordance with the provisions thereof.

[Signature page follows.]

IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed as of the date first written above.

AYRO, INC.

By:	/s/ Joshua Silverman
Name:	Joshua Silverman
Title:	Executive Chairman

Annex E

FOURTH AMENDMENT TO

STABLEX TECHNOLOGIES, INC. 2020 LONG-TERM INCENTIVE PLAN

This FOURTH AMENDMENT TO STABLEX TECHNOLOGIES, INC. 2020 LONG-TERM INCENTIVE PLAN (this “Amendment”), effective as of October 3, 2025, is made and entered into by StableX Technologies, Inc., a Delaware corporation (the “Company”). Terms used in this Amendment with initial capital letters that are not otherwise defined herein shall have the meanings ascribed to such terms in the StableX Technologies, Inc. Long-Term Incentive Plan, as amended (collectively, the “Plan”).

RECITALS

WHEREAS, Article 9 of the Plan provides that the Board of Directors of the Company (the “Board”) may amend the Plan at any time and from time to time;

WHEREAS, the Board desires to amend the Plan to increase the aggregate number of shares of Common Stock that may be issued under the Plan, as set forth in Article 5 of the Plan, by an additional 135,627 shares of Common Stock; and

WHEREAS, the Board intends to submit this Amendment to the Company’s stockholders for their approval.

NOW, THEREFORE, in accordance with Article 9 of the Plan, the Company hereby amends the Plan as follows:

1. Section 5.1 of the Plan is hereby amended by deleting said section in its entirety and substituting in lieu thereof the following new Section 5.1:

5.1 Number Available for Awards. Subject to adjustment as provided in Articles 11 and 12, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is four hundred thousand (400,000) shares, of which one hundred percent (100%) may be delivered pursuant to Incentive Stock Options. Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise. During the term of the Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of the Plan.

2. Except as expressly amended by this Amendment, the Plan shall continue in full force and effect in accordance with the provisions thereof.

[Signature page follows.]

IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed as of the date first written above.

STABLEX TECHNOLOGIES, INC.

By:	/s/ Joshua Silverman
Name:	Joshua Silverman
Title:	Chief Executive Officer

Annex F

AYRO INC.

LONG-TERM INCENTIVE PLAN

The AYRO, Inc. Long-Term Incentive Plan (the “Plan”) was adopted by the Board of Directors of AYRO, Inc. a Delaware corporation (the “Company”), effective as of April 21, 2020 (the “Effective Date”), subject to approval by the Company’s stockholders.

Article 1.

PURPOSE

The purpose of the Plan is to attract and retain the services of key Employees, key Contractors, and Outside Directors of the Company and its Subsidiaries and to provide such persons with a proprietary interest in the Company through the granting of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Awards, Dividend Equivalent Rights, and Other Awards, whether granted singly, or in combination, or in tandem, that will:

(a) increase the interest of such persons in the Company’s welfare;

(b) furnish an incentive to such persons to continue their services for the Company or its Subsidiaries; and

(c) provide a means through which the Company may attract able persons as Employees, Contractors, and Outside Directors.

With respect to Reporting Participants, the Plan and all transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, such provision or action shall be deemed null and void ab initio, to the extent permitted by law and deemed advisable by the Committee.

Article 2.

DEFINITIONS

For the purpose of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

2.1 “Applicable Law” means all legal requirements relating to the administration of equity incentive plans and the issuance and distribution of shares of Common Stock, if any, under applicable corporate laws, applicable securities laws, the rules of any exchange or inter-dealer quotation system upon which the Company’s securities are listed or quoted, the rules of any foreign jurisdiction applicable to Incentives granted to residents therein, and any other applicable law, rule or restriction.

2.2 “Authorized Officer” is defined in Section 3.2(b) hereof.

2.3 “Award” means the grant of any Incentive Stock Option, Nonqualified Stock Option, Restricted Stock, SAR, Restricted Stock Unit, Performance Award, Dividend Equivalent Right or Other Award, whether granted singly or in combination or in tandem (each individually referred to herein as an “Incentive”).

2.4 “Award Agreement” means a written agreement between a Participant and the Company which sets out the terms of the grant of an Award.

2.5 “Award Period” means the period set forth in the Award Agreement during which one or more Incentives granted under an Award may be exercised.

2.6 “Board” means the board of directors of the Company.

2.7 “Change in Control”

(a) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (a) of paragraph (c) below;

(b) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the effective date of this Plan, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2/3rds) of the directors then still in office who either were directors on the effective date of this Plan or whose appointment, election or nomination for election was previously so approved or recommended;

(c) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least fifty percent (50%) of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates other than in connection with the acquisition by the Company or its Affiliates of a business) representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities; or

(d) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least fifty percent (50%) of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

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For purposes hereof:

“Affiliate” shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

“Beneficial Owner” shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

“Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its Subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

Notwithstanding the foregoing provisions of this Section 2.7, if an Award issued under the Plan is subject to Section 409A of the Code, then an event shall not constitute a Change in Control for purposes of such Award under the Plan unless such event also constitutes a change in the Company’s ownership, its effective control or the ownership of a substantial portion of its assets within the meaning of Section 409A of the Code.

2.8 “Claim” means any claim, liability or obligation of any nature, arising out of or relating to this Plan or an alleged breach of this Plan or an Award Agreement.

2.9 “Code” means the United States Internal Revenue Code of 1986, as amended.

2.10 “Committee” means the committee appointed or designated by the Board to administer the Plan in accordance with Article 3 of the Plan.

2.11 “Common Stock” means the common stock, par value $0.0001 per share, which the Company is currently authorized to issue or may in the future be authorized to issue, or any securities into which or for which the common stock of the Company may be converted or exchanged, as the case may be, pursuant to the terms of this Plan.

2.12 “Company” means AYRO, Inc., a Delaware corporation, and any successor entity.

2.13 “Contractor” means any natural person, who is not an Employee, rendering bona fide services to the Company or a Subsidiary, with compensation, pursuant to a written independent contractor agreement between such person and the Company or a Subsidiary, provided that such services are not rendered in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

2.14 “Corporation” means any entity that (a) is defined as a corporation under Section 7701 of the Code and (b) is the Company or is in an unbroken chain of corporations (other than the Company) beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain. For purposes of clause (b) hereof, an entity shall be treated as a “corporation” if it satisfies the definition of a corporation under Section 7701 of the Code.

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2.15 “Date of Grant” means the effective date on which an Award is made to a Participant as set forth in the applicable Award Agreement; provided, however, that solely for purposes of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder, the Date of Grant of an Award shall be the date of stockholder approval of the Plan if such date is later than the effective date of such Award as set forth in the Award Agreement.

2.16 “Dividend Equivalent Right” means the right of the holder thereof to receive credits based on the cash dividends that would have been paid on the shares of Common Stock specified in the Award if such shares were held by the Participant to whom the Award is made.

2.17 “Employee” means a common law employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the Code) of the Company or any Subsidiary of the Company; provided, however, in the case of individuals whose employment status, by virtue of their employer or residence, is not determined under Section 3401(c) of the Code, “Employee” shall mean an individual treated as an employee for local payroll tax or employment purposes by the applicable employer under Applicable Law for the relevant period.

2.18 “Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

2.19 “Exercise Date” is defined in Section 8.3(b) hereof.

2.20 “Exercise Notice” is defined in Section 8.3(b) hereof.

2.21 “Fair Market Value” means, as of a particular date, (a) if the shares of Common Stock are listed on any established national securities exchange, the closing sales price per share of Common Stock on the consolidated transaction reporting system for the principal securities exchange for the Common Stock on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported; (b) if the shares of Common Stock are not so listed, but are quoted on an automated quotation system, the closing sales price per share of Common Stock reported on the automated quotation system on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported; (c) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by the National Association of Securities Dealer, Inc.’s OTC Bulletin Board or the Pink OTC Markets, Inc. (previously known as the National Quotation Bureau, Inc.); or (d) if none of the above is applicable, such amount as may be determined by the Committee (acting on the advice of an Independent Third Party, should the Committee elect in its sole discretion to utilize an Independent Third Party for this purpose), in good faith, to be the fair market value per share of Common Stock. The determination of Fair Market Value shall, where applicable, be in compliance with Section 409A of the Code.

2.22 “Immediate Family Members” is defined in Section 15.7 hereof.

2.23 “Incentive” is defined in Section 2.3 hereof.

2.24 “Incentive Stock Option” means an incentive stock option within the meaning of Section 422 of the Code, granted pursuant to this Plan.

2.25 “Independent Third Party” means an individual or entity independent of the Company having experience in providing investment banking or similar appraisal or valuation services and with expertise generally in the valuation of securities or other property for purposes of this Plan. The Committee may utilize one or more Independent Third Parties.

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2.26 “Nonqualified Stock Option” means a nonqualified stock option, granted pursuant to this Plan, which is not an Incentive Stock Option.

2.27 “Option Price” means the price which must be paid by a Participant upon exercise of a Stock Option to purchase a share of Common Stock.

2.28 “Other Award” means an Award issued pursuant to Section 6.9 hereof.

2.29 “Outside Director” means a director of the Company who is not an Employee or a Contractor.

2.30 “Participant” means an Employee, Contractor or an Outside Director to whom an Award is granted under this Plan.

2.31 “Performance Award” means an Award hereunder of cash, shares of Common Stock, units or rights based upon, payable in, or otherwise related to, Common Stock pursuant to Section 6.7 hereof.

2.32 “Performance Goal” means any of the Performance Criteria set forth in Section 6.10 hereof.

2.33 “Plan” means this AYRO, Inc. Long-Term Incentive Plan, as amended from time to time.

2.34 “Reporting Participant” means a Participant who is subject to the reporting requirements of Section 16 of the Exchange Act.

2.35 “Restricted Stock” means shares of Common Stock issued or transferred to a Participant pursuant to Section 6.4 of this Plan which are subject to restrictions or limitations set forth in this Plan and in the related Award Agreement.

2.36 “Restricted Stock Units” means units awarded to Participants pursuant to Section 6.6 hereof, which are convertible into Common Stock at such time as such units are no longer subject to restrictions as established by the Committee.

2.37 “Restriction Period” is defined in Section 6.4(b)(i) hereof.

2.38 “SAR” or “Stock Appreciation Right” means the right to receive an amount, in cash and/or Common Stock, equal to the excess of the Fair Market Value of a specified number of shares of Common Stock as of the date the SAR is exercised (or, as provided in the Award Agreement, converted) over the SAR Price for such shares.

2.39 “SAR Price” means the exercise price or conversion price of each share of Common Stock covered by a SAR, determined on the Date of Grant of the SAR.

2.40 “Spread” is defined in Section 12.4(b) hereof.

2.41 “Stock Option” means a Nonqualified Stock Option or an Incentive Stock Option.

2.42 “Subsidiary” means (a) any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain, (b) any limited partnership, if the Company or any corporation described in item (a) above owns a majority of the general partnership interest and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and (c) any partnership or limited liability company, if the partners or members thereof are composed only of the Company, any corporation listed in item (a) above or any limited partnership listed in item (b) above. “Subsidiaries” means more than one of any such corporations, limited partnerships, partnerships or limited liability companies.

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2.43 “Termination of Service” occurs when a Participant who is (a) an Employee of the Company or any Subsidiary ceases to serve as an Employee of the Company and its Subsidiaries, for any reason; (b) an Outside Director of the Company or a Subsidiary ceases to serve as a director of the Company and its Subsidiaries for any reason; or (c) a Contractor of the Company or a Subsidiary ceases to serve as a Contractor of the Company and its Subsidiaries for any reason. Except as may be necessary or desirable to comply with applicable federal or state law, a “Termination of Service” shall not be deemed to have occurred when a Participant who is an Employee becomes an Outside Director or Contractor or vice versa. If, however, a Participant who is an Employee and who has an Incentive Stock Option ceases to be an Employee but does not suffer a Termination of Service, and if that Participant does not exercise the Incentive Stock Option within the time required under Section 422 of the Code upon ceasing to be an Employee, the Incentive Stock Option shall thereafter become a Nonqualified Stock Option. Notwithstanding the foregoing provisions of this Section 2.43, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Termination of Service” for purposes of such Award shall be the definition of “separation from service” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

2.44 “Total and Permanent Disability” means a Participant is qualified for long-term disability benefits under the Company’s or Subsidiary’s disability plan or insurance policy; or, if no such plan or policy is then in existence or if the Participant is not eligible to participate in such plan or policy, that the Participant, because of a physical or mental condition resulting from bodily injury, disease, or mental disorder, is unable to perform his or her duties of employment for a period of six (6) continuous months, as determined in good faith by the Committee, based upon medical reports or other evidence satisfactory to the Committee; provided that, with respect to any Incentive Stock Option, Total and Permanent Disability shall have the meaning given it under the rules governing Incentive Stock Options under the Code. Notwithstanding the foregoing provisions of this Section 2.44, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Total and Permanent Disability” for purposes of such Award shall be the definition of “disability” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

Article 3.

ADMINISTRATION

3.1 General Administration; Establishment of Committee. Subject to the terms of this Article 3, the Plan shall be administered by the Board or such committee of the Board as is designated by the Board to administer the Plan (the “Committee”). The Committee shall consist of not fewer than two persons. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board. Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board. At any time there is no Committee to administer the Plan, any references in this Plan to the Committee shall be deemed to refer to the Board.

Membership on the Committee shall be limited to those members of the Board who are “non-employee directors” as defined in Rule 16b-3 promulgated under the Exchange Act. The Committee shall select one of its members to act as its Chairman. A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee.

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3.2 Designation of Participants and Awards.

(a) The Committee or the Board shall determine and designate from time to time the eligible persons to whom Awards will be granted and shall set forth in each related Award Agreement, where applicable, the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance requirements, as are approved by the Committee, but not inconsistent with the Plan. The Committee shall determine whether an Award shall include one type of Incentive or two or more Incentives granted in combination or two or more Incentives granted in tandem (that is, a joint grant where exercise of one Incentive results in cancellation of all or a portion of the other Incentive). Although the members of the Committee shall be eligible to receive Awards, all decisions with respect to any Award, and the terms and conditions thereof, to be granted under the Plan to any member of the Committee shall be made solely and exclusively by the other members of the Committee, or if such member is the only member of the Committee, by the Board.

(b) Notwithstanding Section 3.2(a), to the extent permitted by Applicable Law, the Board may, in its discretion and by a resolution adopted by the Board, authorize one or more officers of the Company (an “Authorized Officer”) to (i) designate one or more Employees as eligible persons to whom Nonqualified Stock Options, Incentive Stock Options or SARs will be granted under the Plan, and (ii) determine the number of shares of Common Stock that will be subject to such Nonqualified Stock Options, Incentive Stock Options or SARs; provided, however, that the resolution of the Board granting such authority shall (x) specify the total number of shares of Common Stock that may be made subject to the Nonqualified Stock Options, Incentive Stock Options or SARs, (y) set forth the price or prices (or a formula by which such price or prices may be determined) to be paid for the purchase of the Common Stock subject to such Nonqualified Stock Options, Incentive Stock Options or SARs, and (z) not authorize an officer to designate himself as a recipient of any Award.

3.3 Authority of the Committee. The Committee, in its discretion, shall (a) interpret the Plan and Award Agreements, (b) prescribe, amend, and rescind any rules and regulations, as necessary or appropriate for the administration of the Plan, (c) establish performance goals for an Award and certify the extent of their achievement, and (d) make such other determinations or certifications and take such other action as it deems necessary or advisable in the administration of the Plan. Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties. The Committee’s discretion set forth herein shall not be limited by any provision of the Plan, including any provision which by its terms is applicable notwithstanding any other provision of the Plan to the contrary.

The Committee may delegate to officers of the Company, pursuant to a written delegation, the authority to perform specified functions under the Plan. Any actions taken by any officers of the Company pursuant to such written delegation of authority shall be deemed to have been taken by the Committee.

With respect to restrictions in the Plan that are based on the requirements of Rule 16b-3 promulgated under the Exchange Act, Section 422 of the Code, the rules of any exchange or inter-dealer quotation system upon which the Company’s securities are listed or quoted, or any other Applicable Law, to the extent that any such restrictions are no longer required by Applicable Law, the Committee shall have the sole discretion and authority to grant Awards that are not subject to such mandated restrictions and/or to waive any such mandated restrictions with respect to outstanding Awards.

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Article 4.

ELIGIBILITY

Any Employee (including an Employee who is also a director or an officer), Contractor or Outside Director of the Company whose judgment, initiative, and efforts contributed or may be expected to contribute to the successful performance of the Company is eligible to participate in the Plan; provided that only Employees of a Corporation shall be eligible to receive Incentive Stock Options. The Committee, upon its own action, may grant, but shall not be required to grant, an Award to any Employee, Contractor or Outside Director. Awards may be granted by the Committee at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Committee shall determine. Except as required by this Plan, Awards need not contain similar provisions. The Committee’s determinations under the Plan (including without limitation determinations of which Employees, Contractors or Outside Directors, if any, are to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among Participants who receive, or are eligible to receive, Awards under the Plan.

Article 5.

SHARES SUBJECT TO PLAN

5.1 Number Available for Awards. Subject to adjustment as provided in Articles 11 and 12, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is 11,448,253 shares, of which one hundred percent (100%) may be delivered pursuant to Incentive Stock Options. Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise. During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan.

5.2 Reuse of Shares. To the extent that any Award under this Plan shall be forfeited, shall expire or be canceled, in whole or in part, then the number of shares of Common Stock covered by the Award or stock option so forfeited, expired or canceled may again be awarded pursuant to the provisions of this Plan. In the event that previously acquired shares of Common Stock are delivered to the Company in full or partial payment of the exercise price for the exercise of a Stock Option granted under this Plan, the number of shares of Common Stock available for future Awards under this Plan shall be reduced only by the net number of shares of Common Stock issued upon the exercise of the Stock Option. Awards that may be satisfied either by the issuance of shares of Common Stock or by cash or other consideration shall be counted against the maximum number of shares of Common Stock that may be issued under this Plan only during the period that the Award is outstanding or to the extent the Award is ultimately satisfied by the issuance of shares of Common Stock. Awards will not reduce the number of shares of Common Stock that may be issued pursuant to this Plan if the settlement of the Award will not require the issuance of shares of Common Stock, as, for example, a SAR that can be satisfied only by the payment of cash. Notwithstanding any provisions of the Plan to the contrary, only shares forfeited back to the Company, shares canceled on account of termination, expiration or lapse of an Award, shares surrendered in payment of the exercise price of a Stock Option or shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of an option shall again be available for grant of Incentive Stock Options under the Plan, but shall not increase the maximum number of shares described in Section 5.1 above as the maximum number of shares of Common Stock that may be delivered pursuant to Incentive Stock Options.

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Article 6.

GRANT OF AWARDS

6.1 In General.

(a) The grant of an Award shall be authorized by the Committee and shall be evidenced by an Award Agreement setting forth the Incentive or Incentives being granted, the total number of shares of Common Stock subject to the Incentive(s), the Option Price (if applicable), the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance objectives, as are approved by the Committee, but (i) not inconsistent with the Plan, and (ii) to the extent an Award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. The Company shall execute an Award Agreement with a Participant after the Committee approves the issuance of an Award. Any Award granted pursuant to this Plan must be granted within ten (10) years of the date of adoption of this Plan by the Board. The Plan shall be submitted to the Company’s stockholders for approval; however, the Committee may grant Awards under the Plan prior to the time of stockholder approval. Any such Award granted prior to such stockholder approval shall be made subject to such stockholder approval. The grant of an Award to a Participant shall not be deemed either to entitle the Participant to, or to disqualify the Participant from, receipt of any other Award under the Plan.

(b) If the Committee establishes a purchase price for an Award, the Participant must accept such Award within a period of thirty (30) days (or such shorter period as the Committee may specify) after the Date of Grant by executing the applicable Award Agreement and paying such purchase price.

(c) Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

6.2 Option Price. The Option Price for any share of Common Stock which may be purchased under a Nonqualified Stock Option for any share of Common Stock must be equal to or greater than the Fair Market Value of the share on the Date of Grant. The Option Price for any share of Common Stock which may be purchased under an Incentive Stock Option must be at least equal to the Fair Market Value of the share on the Date of Grant; if an Incentive Stock Option is granted to an Employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary), the Option Price shall be at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the Date of Grant.

6.3 Maximum ISO Grants. The Committee may not grant Incentive Stock Options under the Plan to any Employee which would permit the aggregate Fair Market Value (determined on the Date of Grant) of the Common Stock with respect to which Incentive Stock Options (under this and any other plan of the Company and its Subsidiaries) are exercisable for the first time by such Employee during any calendar year to exceed $100,000. To the extent any Stock Option granted under this Plan which is designated as an Incentive Stock Option exceeds this limit or otherwise fails to qualify as an Incentive Stock Option, such Stock Option (or any such portion thereof) shall be a Nonqualified Stock Option. In such case, the Committee shall designate which stock will be treated as Incentive Stock Option stock by causing the issuance of a separate stock certificate and identifying such stock as Incentive Stock Option stock on the Company’s stock transfer records.

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6.4 Restricted Stock. If Restricted Stock is granted to or received by a Participant under an Award (including a Stock Option), the Committee shall set forth in the related Award Agreement: (a) the number of shares of Common Stock awarded, (b) the price, if any, to be paid by the Participant for such Restricted Stock and the method of payment of the price, (c) the time or times within which such Award may be subject to forfeiture, (d) specified Performance Goals of the Company, a Subsidiary, any division thereof or any group of Employees of the Company, or other criteria, which the Committee determines must be met in order to remove any restrictions (including vesting) on such Award, and (e) all other terms, limitations, restrictions, and conditions of the Restricted Stock, which shall be consistent with this Plan, to the extent applicable and, to the extent Restricted Stock granted under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. The provisions of Restricted Stock need not be the same with respect to each Participant.

(a) Legend on Shares. The Company shall electronically register the Restricted Stock awarded to a Participant in the name of such Participant, which shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, substantially as provided in Section 15.9 of the Plan. No stock certificate or certificates shall be issued with respect to such shares of Common Stock, unless, following the expiration of the Restriction Period (as defined in Section 6.4(b)(i)) without forfeiture in respect of such shares of Common Stock, the Participant requests delivery of the certificate or certificates by submitting a written request to the Committee (or such party designated by the Company) requesting delivery of the certificates. The Company shall deliver the certificates requested by the Participant to the Participant as soon as administratively practicable following the Company’s receipt of such request.

(b) Restrictions and Conditions. Shares of Restricted Stock shall be subject to the following restrictions and conditions:

(i) Subject to the other provisions of this Plan and the terms of the particular Award Agreements, during such period as may be determined by the Committee commencing on the Date of Grant or the date of exercise of an Award (the “Restriction Period”), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock. Except for these limitations, the Committee may in its sole discretion, remove any or all of the restrictions on such Restricted Stock whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date of the Award, such action is appropriate.

(ii) Except as provided in sub-paragraph (a) above or in the applicable Award Agreement, the Participant shall have, with respect to his or her Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon. Certificates for shares of Common Stock free of restriction under this Plan shall be delivered to the Participant promptly after, and only after, the Restriction Period shall expire without forfeiture in respect of such shares of Common Stock or after any other restrictions imposed on such shares of Common Stock by the applicable Award Agreement or other agreement have expired. Certificates for the shares of Common Stock forfeited under the provisions of the Plan and the applicable Award Agreement shall be promptly returned to the Company by the forfeiting Participant. Each Award Agreement shall require that each Participant, in connection with the issuance of a certificate for Restricted Stock, shall endorse such certificate in blank or execute a stock power in form satisfactory to the Company in blank and deliver such certificate and executed stock power to the Company.

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(iii) The Restriction Period of Restricted Stock shall commence on the Date of Grant or the date of exercise of an Award, as specified in the Award Agreement, and, subject to Article 12 of the Plan, unless otherwise established by the Committee in the Award Agreement setting forth the terms of the Restricted Stock, shall expire upon satisfaction of the conditions set forth in the Award Agreement; such conditions may provide for vesting based on length of continuous service or such Performance Goals, as may be determined by the Committee in its sole discretion.

(iv) Except as otherwise provided in the particular Award Agreement, upon Termination of Service for any reason during the Restriction Period, the nonvested shares of Restricted Stock shall be forfeited by the Participant. In the event a Participant has paid any consideration to the Company for such forfeited Restricted Stock, the Committee shall specify in the Award Agreement that either (1) the Company shall be obligated to, or (2) the Company may, in its sole discretion, elect to, pay to the Participant, as soon as practicable after the event causing forfeiture, in cash, an amount equal to the lesser of the total consideration paid by the Participant for such forfeited shares or the Fair Market Value of such forfeited shares as of the date of Termination of Service, as the Committee, in its sole discretion shall select. Upon any forfeiture, all rights of a Participant with respect to the forfeited shares of the Restricted Stock shall cease and terminate, without any further obligation on the part of the Company.

6.5 SARs. The Committee may grant SARs to any Participant, either as a separate Award or in connection with a Stock Option. SARs shall be subject to such terms and conditions as the Committee shall impose, provided that such terms and conditions are (a) not inconsistent with the Plan, and (b) to the extent a SAR issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. The grant of the SAR may provide that the holder may be paid for the value of the SAR either in cash or in shares of Common Stock, or a combination thereof. In the event of the exercise of a SAR payable in shares of Common Stock, the holder of the SAR shall receive that number of whole shares of Common Stock having an aggregate Fair Market Value on the date of exercise equal to the value obtained by multiplying (a) the difference between the Fair Market Value of a share of Common Stock on the date of exercise over the SAR Price as set forth in such SAR (or other value specified in the agreement granting the SAR), by (b) the number of shares of Common Stock as to which the SAR is exercised, with a cash settlement to be made for any fractional shares of Common Stock. The SAR Price for any share of Common Stock subject to a SAR may be equal to or greater than the Fair Market Value of the share on the Date of Grant. The Committee, in its sole discretion, may place a ceiling on the amount payable upon exercise of a SAR, but any such limitation shall be specified at the time that the SAR is granted.

6.6 Restricted Stock Units. Restricted Stock Units may be awarded or sold to any Participant under such terms and conditions as shall be established by the Committee, provided, however, that such terms and conditions are (a) not inconsistent with the Plan, and (b) to the extent a Restricted Stock Unit issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. Restricted Stock Units shall be subject to such restrictions as the Committee determines, including, without limitation, (a) a prohibition against sale, assignment, transfer, pledge, hypothecation or other encumbrance for a specified period; or (b) a requirement that the holder forfeit (or in the case of shares of Common Stock or units sold to the Participant, resell to the Company at cost) such shares or units in the event of Termination of Service during the period of restriction.

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6.7 Performance Awards.

(a) The Committee may grant Performance Awards to one or more Participants. The terms and conditions of Performance Awards shall be specified at the time of the grant and may include provisions establishing the performance period, the Performance Goals to be achieved during a performance period, and the maximum or minimum settlement values, provided that such terms and conditions are (i) not inconsistent with the Plan and (ii) to the extent a Performance Award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. If the Performance Award is to be in shares of Common Stock, the Performance Awards may provide for the issuance of the shares of Common Stock at the time of the grant of the Performance Award or at the time of the certification by the Committee that the Performance Goals for the performance period have been met; provided, however, if shares of Common Stock are issued at the time of the grant of the Performance Award and if, at the end of the performance period, the Performance Goals are not certified by the Committee to have been fully satisfied, then, notwithstanding any other provisions of this Plan to the contrary, the Common Stock shall be forfeited in accordance with the terms of the grant to the extent the Committee determines that the Performance Goals were not met. The forfeiture of shares of Common Stock issued at the time of the grant of the Performance Award due to failure to achieve the established Performance Goals shall be separate from and in addition to any other restrictions provided for in this Plan that may be applicable to such shares of Common Stock. Each Performance Award granted to one or more Participants shall have its own terms and conditions.

If the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in the Company’s business, operations, corporate structure, or for other reasons that the Committee deemed satisfactory, the Committee may modify the performance measures or objectives and/or the performance period.

(b) Performance Awards may be valued by reference to the Fair Market Value of a share of Common Stock or according to any formula or method deemed appropriate by the Committee, in its sole discretion, including, but not limited to, achievement of Performance Goals or other specific financial, production, sales or cost performance objectives that the Committee believes to be relevant to the Company’s business and/or remaining in the employ of the Company or a Subsidiary for a specified period of time. Performance Awards may be paid in cash, shares of Common Stock, or other consideration, or any combination thereof. If payable in shares of Common Stock, the consideration for the issuance of such shares may be the achievement of the performance objective established at the time of the grant of the Performance Award. Performance Awards may be payable in a single payment or in installments and may be payable at a specified date or dates or upon attaining the performance objective. The extent to which any applicable performance objective has been achieved shall be conclusively determined by the Committee.

6.8 Dividend Equivalent Rights. The Committee may grant a Dividend Equivalent Right to any Participant, either as a component of another Award or as a separate Award. The terms and conditions of the Dividend Equivalent Right shall be specified by the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Common Stock (which may thereafter accrue additional dividend equivalents). Any such reinvestment shall be at the Fair Market Value at the time thereof. Dividend Equivalent Rights may be settled in cash or shares of Common Stock, or a combination thereof, in a single payment or in installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other Award.

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6.9 Other Awards. The Committee may grant to any Participant other forms of Awards, based upon, payable in, or otherwise related to, in whole or in part, shares of Common Stock, if the Committee determines that such other form of Award is consistent with the purpose and restrictions of this Plan. The terms and conditions of such other form of Award shall be specified by the grant. Such Other Awards may be granted for no cash consideration, for such minimum consideration as may be required by Applicable Law, or for such other consideration as may be specified by the grant.

6.10 Performance Goals. Awards of Restricted Stock, Restricted Stock Units, Performance Award and Other Awards (whether relating to cash or shares of Common Stock) under the Plan may be made subject to the attainment of Performance Goals relating to one or more business criteria which may consist of one or more or any combination of the following criteria: cash flow; cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; sales growth; price of the Company’s Common Stock; return on assets, equity or stockholders’ equity; market share; inventory levels, inventory turn or shrinkage; or total return to stockholders (“Performance Criteria”). Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company and may be measured relative to a peer group or index. Any Performance Criteria may include or exclude (a) events that are of an unusual nature or indicate infrequency of occurrence, (b) gains or losses on the disposition of a business, (c) changes in tax or accounting regulations or laws, (d) the effect of a merger or acquisition, as identified in the Company’s quarterly and annual earnings releases, or (e) other similar occurrences. In all other respects, Performance Criteria shall be calculated in accordance with the Company’s financial statements, under generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an Award which is consistently applied and identified in the audited financial statements, including footnotes, or the Compensation Discussion and Analysis section of the Company’s annual report.

6.11 Tandem Awards. The Committee may grant two or more Incentives in one Award in the form of a “tandem Award,” so that the right of the Participant to exercise one Incentive shall be canceled if, and to the extent, the other Incentive is exercised. For example, if a Stock Option and a SAR are issued in a tandem Award, and the Participant exercises the SAR with respect to one hundred (100) shares of Common Stock, the right of the Participant to exercise the related Stock Option shall be canceled to the extent of one hundred (100) shares of Common Stock.

6.12 Recoupment for Restatements. Notwithstanding any other language in this Plan to the contrary, the Company may recoup all or any portion of any shares or cash paid to a Participant in connection with an Award, in the event of a restatement of the Company’s financial statements as set forth in the Company’s clawback policy, if any, approved by the Company’s Board from time to time.

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Article 7.

AWARD PERIOD; VESTING

7.1 Award Period. Subject to the other provisions of this Plan, the Committee may, in its discretion, provide that an Incentive may not be exercised in whole or in part for any period or periods of time or beyond any date specified in the Award Agreement. Except as provided in the Award Agreement, an Incentive may be exercised in whole or in part at any time during its term. The Award Period for an Incentive shall be reduced or terminated upon Termination of Service. No Incentive granted under the Plan may be exercised at any time after the end of its Award Period. No portion of any Incentive may be exercised after the expiration of ten (10) years from its Date of Grant. However, if an Employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary) and an Incentive Stock Option is granted to such Employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five (5) years from the Date of Grant.

7.2 Vesting. The Committee, in its sole discretion, may determine that an Incentive will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its Date of Grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Plan. If the Committee imposes conditions upon vesting, then, subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Incentive may be vested.

Article 8.

EXERCISE OR CONVERSION OF INCENTIVE

8.1 In General. A vested Incentive may be exercised or converted, during its Award Period, subject to limitations and restrictions set forth in the Award Agreement.

8.2 Securities Law and Exchange Restrictions. In no event may an Incentive be exercised or shares of Common Stock issued pursuant to an Award if a necessary listing or quotation of the shares of Common Stock on a stock exchange or inter-dealer quotation system or any registration under state or federal securities laws required under the circumstances has not been accomplished.

8.3 Exercise of Stock Option.

(a) In General. If a Stock Option is exercisable prior to the time it is vested, the Common Stock obtained on the exercise of the Stock Option shall be Restricted Stock which is subject to the applicable provisions of the Plan and the Award Agreement. If the Committee imposes conditions upon exercise, then subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Stock Option may be exercised. No Stock Option may be exercised for a fractional share of Common Stock. The granting of a Stock Option shall impose no obligation upon the Participant to exercise that Stock Option.

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(b) Notice and Payment. Subject to such administrative regulations as the Committee may from time to time adopt, a Stock Option may be exercised by the delivery of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the Stock Option is to be exercised (the “Exercise Notice”) and the date of exercise thereof (the “Exercise Date”) with respect to any Stock Option shall be the date that the Participant has delivered both the Exercise Notice and consideration to the Company with a value equal to the total Option Price of the shares to be purchased (plus any employment tax withholding or other tax payment due with respect to such Award), payable as provided in the Award Agreement, which may provide for payment in any one or more of the following ways: (i) cash or check, bank draft, or money order payable to the order of the Company, (ii) Common Stock (including Restricted Stock) owned by the Participant on the Exercise Date, valued at its Fair Market Value on the Exercise Date, and which the Participant has not acquired from the Company within six (6) months prior to the Exercise Date, (iii) by delivery (including by FAX or electronic transmission) to the Company or its designated agent of an executed irrevocable option exercise form (or, to the extent permitted by the Company, exercise instructions, which may be communicated in writing, telephonically, or electronically) together with irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of Common Stock purchased upon exercise of the Stock Option or to pledge such shares as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price, (iv) by requesting the Company to withhold the number of shares otherwise deliverable upon exercise of the Stock Option by the number of shares of Common Stock having an aggregate Fair Market Value equal to the aggregate Option Price at the time of exercise (i.e., a cashless net exercise), and/or (v) in any other form of valid consideration that is acceptable to the Committee in its sole discretion. In the event that shares of Restricted Stock are tendered as consideration for the exercise of a Stock Option, a number of shares of Common Stock issued upon the exercise of the Stock Option equal to the number of shares of Restricted Stock used as consideration therefor shall be subject to the same restrictions and provisions as the Restricted Stock so tendered. If the Participant fails to deliver the consideration described in this Section 8.3(b) within three (3) business days of the date of the Exercise Notice, then the Exercise Notice shall be null and void and the Company will have no obligation to deliver any shares of Common Stock to the Participant in connection with such Exercise Notice.

(c) Issuance of Certificate. Except as otherwise provided in Section 6.4 hereof (with respect to shares of Restricted Stock) or in the applicable Award Agreement, upon payment of all amounts due from the Participant, the Company shall cause the Common Stock then being purchased to be registered in the Participant’s name (or the person exercising the Participant’s Stock Option in the event of his or her death), but shall not issue certificates for the Common Stock unless the Participant or such other person requests delivery of the certificates for the Common Stock, in writing in accordance with the procedures established by the Committee. The Company shall deliver certificates to the Participant (or the person exercising the Participant’s Stock Option in the event of his or her death) as soon as administratively practicable following the Company’s receipt of a written request from the Participant or such other person for delivery of the certificates. Notwithstanding the forgoing, if the Participant has exercised an Incentive Stock Option, the Company may at its option retain physical possession of the certificate evidencing the shares acquired upon exercise until the expiration of the holding periods described in Section 422(a)(1) of the Code. Any obligation of the Company to deliver shares of Common Stock shall, however, be subject to the condition that, if at any time the Committee shall determine in its discretion that the listing, registration, or qualification of the Stock Option or the Common Stock upon any securities exchange or inter-dealer quotation system or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the Stock Option or the issuance or purchase of shares of Common Stock thereunder, the Stock Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not reasonably acceptable to the Committee.

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(d) Failure to Pay. Except as may otherwise be provided in an Award Agreement, if the Participant fails to pay for any of the Common Stock specified in such notice or fails to accept delivery thereof, that portion of the Participant’s Stock Option and right to purchase such Common Stock may be forfeited by the Participant.

8.4 SARs. Subject to the conditions of this Section 8.4 and such administrative regulations as the Committee may from time to time adopt, a SAR may be exercised by the delivery (including by FAX) of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the SAR is to be exercised and the date of exercise thereof (the “Exercise Date”) which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon. Subject to the terms of the Award Agreement and only if permissible under Section 409A of the Code and the regulations or other guidance issued thereunder (or, if not so permissible, at such time as permitted by Section 409A of the Code and the regulations or other guidance issued thereunder), the Participant shall receive from the Company in exchange therefor in the discretion of the Committee, and subject to the terms of the Award Agreement:

(a) cash in an amount equal to the excess (if any) of the Fair Market Value (as of the Exercise Date, or if provided in the Award Agreement, conversion, of the SAR) per share of Common Stock over the SAR Price per share specified in such SAR, multiplied by the total number of shares of Common Stock of the SAR being surrendered;

(b) that number of shares of Common Stock having an aggregate Fair Market Value (as of the Exercise Date, or if provided in the Award Agreement, conversion, of the SAR) equal to the amount of cash otherwise payable to the Participant, with a cash settlement to be made for any fractional share interests; or

(c) the Company may settle such obligation in part with shares of Common Stock and in part with cash.

The distribution of any cash or Common Stock pursuant to the foregoing sentence shall be made at such time as set forth in the Award Agreement.

8.5 Disqualifying Disposition of Incentive Stock Option. If shares of Common Stock acquired upon exercise of an Incentive Stock Option are disposed of by a Participant prior to the expiration of either two (2) years from the Date of Grant of such Stock Option or one (1) year from the transfer of shares of Common Stock to the Participant pursuant to the exercise of such Stock Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Participant shall notify the Company in writing of the date and terms of such disposition. A disqualifying disposition by a Participant shall not affect the status of any other Stock Option granted under the Plan as an Incentive Stock Option within the meaning of Section 422 of the Code.

Article 9.

AMENDMENT OR DISCONTINUANCE

Subject to the limitations set forth in this Article 9, the Board may at any time and from time to time, without the consent of the Participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided, however, that no amendment for which stockholder approval is required either (a) by any securities exchange or inter-dealer quotation system on which the Common Stock is listed or traded or (b) in order for the Plan and Incentives awarded under the Plan to continue to comply with Sections 421 and 422 of the Code, including any successors to such Sections, or other Applicable Law, shall be effective unless such amendment shall be approved by the requisite vote of the stockholders of the Company entitled to vote thereon. Any such amendment shall, to the extent deemed necessary or advisable by the Committee, be applicable to any outstanding Incentives theretofore granted under the Plan, notwithstanding any contrary provisions contained in any Award Agreement. In the event of any such amendment to the Plan, the holder of any Incentive outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any Award Agreement relating thereto. Notwithstanding anything contained in this Plan to the contrary, unless required by law, no action contemplated or permitted by this Article 9 shall adversely affect any rights of Participants or obligations of the Company to Participants with respect to any Incentive theretofore granted under the Plan without the consent of the affected Participant.

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Article 10.

TERM

The Plan shall be effective from the date that this Plan is adopted by the Board. Unless sooner terminated by action of the Board, the Plan will terminate on the tenth anniversary of the Effective Date, but Incentives granted before that date will continue to be effective in accordance with their terms and conditions.

Article 11.

CAPITAL ADJUSTMENTS

In the event that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the fair value of an Award, then the Committee shall adjust any or all of the following so that the fair value of the Award immediately after the transaction or event is equal to the fair value of the Award immediately prior to the transaction or event (a) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of Awards, (b) the number of shares and type of Common Stock (or other securities or property) subject to outstanding Awards, (c) the number of shares and type of Common Stock (or other securities or property) specified as the annual per-participant limitation under Section 5.1 of the Plan, (d) the Option Price of each outstanding Award, (e) the amount, if any, the Company pays for forfeited shares of Common Stock in accordance with Section 6.4, and (f) the number of or SAR Price of shares of Common Stock then subject to outstanding SARs previously granted and unexercised under the Plan, to the end that the same proportion of the Company’s issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate SAR Price; provided, however, that the number of shares of Common Stock (or other securities or property) subject to any Award shall always be a whole number. Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the Plan or any Stock Option to violate Section 422 of the Code or Section 409A of the Code. Such adjustments shall be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which the Company is subject.

Upon the occurrence of any such adjustment, the Company shall provide notice to each affected Participant of its computation of such adjustment which shall be conclusive and shall be binding upon each such Participant.

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Article 12.

RECAPITALIZATION, MERGER AND CONSOLIDATION

12.1 No Effect on Company’s Authority. The existence of this Plan and Incentives granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure and its business, or any Change in Control, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

12.2 Conversion of Incentives Where Company Survives. Subject to any required action by the stockholders and except as otherwise provided by Section 12.4 hereof or as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, if the Company shall be the surviving or resulting corporation in any merger, consolidation or share exchange, any Incentive granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of shares of Common Stock subject to the Incentive would have been entitled.

12.3 Exchange or Cancellation of Incentives Where Company Does Not Survive. Except as otherwise provided by Section 12.4 hereof or as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, in the event of any merger, consolidation or share exchange pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each share of Common Stock subject to the unexercised portions of outstanding Incentives, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company which were distributed or distributable to the stockholders of the Company in respect to each share of Common Stock held by them, such outstanding Incentives to be thereafter exercisable for such stock, securities, cash, or property in accordance with their terms.

12.4 Cancellation of Incentives. Notwithstanding the provisions of Sections 12.2 and 12.3 hereof, and except as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, all Incentives granted hereunder may be canceled by the Company, in its sole discretion, as of the effective date of any Change in Control, merger, consolidation or share exchange, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or of any proposed sale of all or substantially all of the assets of the Company, or of any dissolution or liquidation of the Company, by either:

(a) giving notice to each holder thereof or his personal representative of its intention to cancel those Incentives for which the issuance of shares of Common Stock involved payment by the Participant for such shares, and permitting the purchase during the thirty (30) day period next preceding such effective date of any or all of the shares of Common Stock subject to such outstanding Incentives, including in the Board’s discretion some or all of the shares as to which such Incentives would not otherwise be vested and exercisable; or

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(b) in the case of Incentives that are either (i) settled only in shares of Common Stock, or (ii) at the election of the Participant, settled in shares of Common Stock, paying the holder thereof an amount equal to a reasonable estimate of the difference between the net amount per share payable in such transaction or as a result of such transaction, and the price per share of such Incentive to be paid by the Participant (hereinafter the “Spread”), multiplied by the number of shares subject to the Incentive. In cases where the shares constitute, or would after exercise, constitute Restricted Stock, the Company, in its discretion, may include some or all of those shares in the calculation of the amount payable hereunder. In estimating the Spread, appropriate adjustments to give effect to the existence of the Incentives shall be made, such as deeming the Incentives to have been exercised, with the Company receiving the exercise price payable thereunder, and treating the shares receivable upon exercise of the Incentives as being outstanding in determining the net amount per share. In cases where the proposed transaction consists of the acquisition of assets of the Company, the net amount per share shall be calculated on the basis of the net amount receivable with respect to shares of Common Stock upon a distribution and liquidation by the Company after giving effect to expenses and charges, including but not limited to taxes, payable by the Company before such liquidation could be completed.

An Award that by its terms would be fully vested or exercisable upon a Change in Control will be considered vested or exercisable for purposes of Section 12.4(a) hereof.

Article 13.

LIQUIDATION OR DISSOLUTION

Subject to Section 12.4 hereof, in case the Company shall, at any time while any Incentive under this Plan shall be in force and remain unexpired, (a) sell all or substantially all of its property, or (b) dissolve, liquidate, or wind up its affairs, then each Participant shall be entitled to receive, in lieu of each share of Common Stock of the Company which such Participant would have been entitled to receive under the Incentive, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company. If the Company shall, at any time prior to the expiration of any Incentive, make any partial distribution of its assets, in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of earned surplus and designated as such) and an adjustment is determined by the Committee to be appropriate to prevent the dilution of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, make such adjustment in accordance with the provisions of Article 11 hereof.

Article 14.

INCENTIVES IN SUBSTITUTION FOR
INCENTIVES GRANTED BY OTHER ENTITIES

Incentives may be granted under the Plan from time to time in substitution for similar instruments held by employees, independent contractors or directors of a corporation, partnership, or limited liability company who become or are about to become Employees, Contractors or Outside Directors of the Company or any Subsidiary as a result of a merger or consolidation of the employing corporation with the Company, the acquisition by the Company of equity of the employing entity, or any other similar transaction pursuant to which the Company becomes the successor employer. The terms and conditions of the substitute Incentives so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the incentives in substitution for which they are granted.

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Article 15.

MISCELLANEOUS PROVISIONS

15.1 Investment Intent. The Company may require that there be presented to and filed with it by any Participant under the Plan, such evidence as it may deem necessary to establish that the Incentives granted or the shares of Common Stock to be purchased or transferred are being acquired for investment and not with a view to their distribution.

15.2 No Right to Continued Employment. Neither the Plan nor any Incentive granted under the Plan shall confer upon any Participant any right with respect to continuance of employment by the Company or any Subsidiary.

15.3 Indemnification of Board and Committee. No member of the Board or the Committee, nor any officer or Employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board and the Committee, each officer of the Company, and each Employee of the Company acting on behalf of the Board or the Committee shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation to the fullest extent provided by law. Except to the extent required by any unwaiveable requirement under applicable law, no member of the Board or the Committee (and no Subsidiary of the Company) shall have any duties or liabilities, including without limitation any fiduciary duties, to any Participant (or any Person claiming by and through any Participant) as a result of this Plan, any Award Agreement or any Claim arising hereunder and, to the fullest extent permitted under applicable law, each Participant (as consideration for receiving and accepting an Award Agreement) irrevocably waives and releases any right or opportunity such Participant might have to assert (or participate or cooperate in) any Claim against any member of the Board or the Committee and any Subsidiary of the Company arising out of this Plan.

15.4 Effect of the Plan. Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any person any right to be granted an Award or any other rights except as may be evidenced by an Award Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and upon the terms and conditions expressly set forth therein.

15.5 Compliance with Other Laws and Regulations. Notwithstanding anything contained herein to the contrary, the Company shall not be required to sell or issue shares of Common Stock under any Incentive if the issuance thereof would constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or inter-dealer quotation system or other forum in which shares of Common Stock are quoted or traded (including without limitation Section 16 of the Exchange Act); and, as a condition of any sale or issuance of shares of Common Stock under an Incentive, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation. The Plan, the grant and exercise of Incentives hereunder, and the obligation of the Company to sell and deliver shares of Common Stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

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15.6 Tax Requirements. The Company or, if applicable, any Subsidiary (for purposes of this Section 15.6, the term “Company” shall be deemed to include any applicable Subsidiary), shall have the right to deduct from all amounts paid in cash or other form in connection with the Plan, any federal, state, local, or other taxes required by law to be withheld in connection with an Award granted under this Plan. The Company may, in its sole discretion, also require the Participant receiving shares of Common Stock issued under the Plan to pay the Company the amount of any taxes that the Company is required to withhold in connection with the Participant’s income arising with respect to the Award. Such payments shall be required to be made when requested by the Company and may be required to be made prior to the delivery of any certificate representing shares of Common Stock. Such payment may be made by (a) the delivery of cash to the Company in an amount that equals or exceeds (to avoid the issuance of fractional shares under (c) below) the required tax withholding obligations of the Company; (b) if the Company, in its sole discretion, so consents in writing, the actual delivery by the exercising Participant to the Company of shares of Common Stock that the Participant has not acquired from the Company within six (6) months prior to the date of exercise, which shares so delivered have an aggregate Fair Market Value that equals or exceeds (to avoid the issuance of fractional shares under (c) below) the required tax withholding payment; (c) if the Company, in its sole discretion, so consents in writing, the Company’s withholding of a number of shares to be delivered upon the exercise of the Stock Option, which shares so withheld have an aggregate fair market value that equals (but does not exceed) the required tax withholding payment; or (d) any combination of (a), (b), or (c). The Company may, in its sole discretion, withhold any such taxes from any other cash remuneration otherwise paid by the Company to the Participant. The Committee may in the Award Agreement impose any additional tax requirements or provisions that the Committee deems necessary or desirable.

15.7 Assignability. Incentive Stock Options may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution and may be exercised during the lifetime of the Participant only by the Participant or the Participant’s legally authorized representative, and each Award Agreement in respect of an Incentive Stock Option shall so provide. The designation by a Participant of a beneficiary will not constitute a transfer of the Stock Option. The Committee may waive or modify any limitation contained in the preceding sentences of this Section 15.7 that is not required for compliance with Section 422 of the Code.

Except as otherwise provided herein, Awards may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution. Notwithstanding the foregoing, the Committee may, in its discretion, authorize all or a portion of a Nonqualified Stock Option or SAR to be granted to a Participant on terms which permit transfer by such Participant to (a) the spouse (or former spouse), children or grandchildren of the Participant (“Immediate Family Members”), (b) a trust or trusts for the exclusive benefit of such Immediate Family Members, (c) a partnership in which the only partners are (1) such Immediate Family Members and/or (2) entities which are controlled by the Participant and/or Immediate Family Members, (d) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision, or (e) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the Award Agreement pursuant to which such Nonqualified Stock Option or SAR is granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Section, and (z) subsequent transfers of transferred Nonqualified Stock Options or SARs shall be prohibited except those by will or the laws of descent and distribution.

Following any transfer, any such Nonqualified Stock Option and SAR shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Articles 8, 9, 11, 13 and 15 hereof the term “Participant” shall be deemed to include the transferee. The events of Termination of Service shall continue to be applied with respect to the original Participant, following which the Nonqualified Stock Options and SARs shall be exercisable or convertible by the transferee only to the extent and for the periods specified in the Award Agreement. The Committee and the Company shall have no obligation to inform any transferee of a Nonqualified Stock Option or SAR of any expiration, termination, lapse or acceleration of such Stock Option or SAR. The Company shall have no obligation to register with any federal or state securities commission or agency any Common Stock issuable or issued under a Nonqualified Stock Option or SAR that has been transferred by a Participant under this Section 15.7.

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15.8 Use of Proceeds. Proceeds from the sale of shares of Common Stock pursuant to Incentives granted under this Plan shall constitute general funds of the Company.

15.9 Legend. Each certificate representing shares of Restricted Stock issued to a Participant shall bear the following legend, or a similar legend deemed by the Company to constitute an appropriate notice of the provisions hereof (any such certificate not having such legend shall be surrendered upon demand by the Company and so endorsed):

On the face of the certificate:

“Transfer of this stock is restricted in accordance with conditions printed on the reverse of this certificate.”

On the reverse:

“The shares of stock evidenced by this certificate are subject to and transferable only in accordance with that certain AYRO, Inc. Long-Term Incentive Plan, a copy of which is on file at the principal office of the Company in Round Rock, Texas. No transfer or pledge of the shares evidenced hereby may be made except in accordance with and subject to the provisions of said Plan. By acceptance of this certificate, any holder, transferee or pledgee hereof agrees to be bound by all of the provisions of said Plan.”

The following legend shall be inserted on a certificate evidencing Common Stock issued under the Plan if the shares were not issued in a transaction registered under the applicable federal and state securities laws:

“Shares of stock represented by this certificate have been acquired by the holder for investment and not for resale, transfer or distribution, have been issued pursuant to exemptions from the registration requirements of applicable state and federal securities laws, and may not be offered for sale, sold or transferred other than pursuant to effective registration under such laws, or in transactions otherwise in compliance with such laws, and upon evidence satisfactory to the Company of compliance with such laws, as to which the Company may rely upon an opinion of counsel satisfactory to the Company.”

15.10 Governing Law. The Plan shall be governed by, construed, and enforced in accordance with the laws of the State of Delaware (excluding any conflict of laws, rule or principle of Delaware law that might refer the governance, construction, or interpretation of this Plan to the laws of another state). A Participant’s sole remedy for any Claim shall be against the Company, and no Participant shall have any claim or right of any nature against any Subsidiary of the Company or any stockholder or existing or former director, officer or Employee of the Company or any Subsidiary of the Company. The individuals and entities described above in this Section 15.10 (other than the Company) shall be third-party beneficiaries of this Plan for purposes of enforcing the terms of this Section 15.10.

A copy of this Plan shall be kept on file in the principal office of the Company in Round Rock, Texas.

***************

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IN WITNESS WHEREOF, the Company has caused this instrument to be executed as of May 28, 2020, by its Chief Executive Officer pursuant to prior action taken by the Board.

AYRO, INC.

By:	/s/ Rodney Keller
Name:	Rodney Keller
Title:	Chief Executive Officer

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/FABC2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T01208-Z93001

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

FABRIC.AI, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

Nominees:

01) Joshua Silverman
02) Wayne R. Walker
03) Sebastian Giordano
04) Zvi Joseph
05) Greg Schiffman

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

The Board of Directors recommends you vote FOR the following proposals:

The Board of Directors recommends you vote 3 Years on the following proposal:

	3 Years	2 Years	1 Year	Abstain
6. Approval of, on a non-binding advisory basis, the frequency of future advisory votes on the compensation paid to our named executive officers.	☐	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

T01209-Z93001

FABRIC.AI, INC.
ANNUAL MEETING OF STOCKHOLDERS
JUNE 18, 2026 10:00 AM ET
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) Joshua Silverman as proxy, with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of voting stock of FABRIC.AI, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM ET, on June 18, 2026, virtually at www.virtualshareholdermeeting.com/FABC2026, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE